                                                                   EXHIBIT 10.11

================================================================================

                                 JUNE 27, 2003

                                NORTH TOWER, LLC
                                   (Borrower)

                                       and

                         COMMONWEALTH LAND TITLE COMPANY
                                    (Trustee)

                                       and

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                    (Lender)

                       DEED OF TRUST, ASSIGNMENT OF LEASES
                AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

                           Dated: As of June 26, 2003

                       Location: 333 South Grand Avenue
                       County:   Los Angeles
                       State:    California

               DOCUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

                          Cadwalader, Wickersham & Taft
                                 100 Maiden Lane
                            New York, New York 10038
                        Attention: Alan W. Lawrence, Esq.

================================================================================

                                TABLE OF CONTENTS

                                                                                                                    Page
                                                                                                                    ----
                                     PART I

                               GENERAL PROVISIONS

1.       Payment of Debt and Incorporation of Covenants, Conditions and Agreements...............................     4
2.       Warranty of Title.......................................................................................     4
3.       Insurance...............................................................................................     5
4.       Casualty................................................................................................    10
5.       Payment of Taxes, Etc...................................................................................    16
6.       Tax and Insurance Impound Fund; Deferred Maintenance Escrow Fund;
         Outstanding Tenant Allowance Escrow Fund; Gibson Dunn Escrow Fund;
         Minimum Occupancy Escrow Fund; Replacement/Leasing Escrow Fund..........................................    16
7.       Alterations.............................................................................................    28
8.       Leases and Rents........................................................................................    29
9.       Maintenance and Use of Trust Property...................................................................    31
10.      Transfer or Encumbrance of the Trust Property...........................................................    32
11.      Representations and Covenants Concerning the Borrower and Trust Property................................    39
12.      Single Purpose Entity/Separateness......................................................................    46
13.      Estoppel Certificates and No Default Affidavits.........................................................    52
14.      Controlling Agreement...................................................................................    52
15.      Changes in Laws Regarding Taxation......................................................................    53
16.      No Credits on Account of the Debt.......................................................................    53
17.      Documentary Stamps......................................................................................    53
18.      Books and Records.......................................................................................    53
19.      Performance of Other Agreements.........................................................................    55
20.      Further Acts, Etc.......................................................................................    55
21.      Recording of Deed of Trust, Etc.........................................................................    55
22.      Reporting Requirements..................................................................................    56
23.      Events of Default.......................................................................................    56
24.      Late Payment Charge.....................................................................................    58
25.      Right To Cure Defaults..................................................................................    58
26.      Additional Remedies.....................................................................................    58
27.      Right of Entry..........................................................................................    61
28.      Security Agreement......................................................................................    62
29.      Actions and Proceedings.................................................................................    63
30.      Waiver of Setoff and Counterclaim.......................................................................    63
31.      Contest of Certain Claims...............................................................................    63
32.      Recovery of Sums Required to be Paid....................................................................    64
33.      Marshalling and Other Matters...........................................................................    64
34.      Hazardous Substances....................................................................................    64
35.      Asbestos................................................................................................    65
36.      Environmental Monitoring................................................................................    66

37.      Handicapped Access......................................................................................  67
38.      Indemnification.........................................................................................  67
39.      Notices.................................................................................................  68
40.      Authority...............................................................................................  69
41.      Waiver of Notice........................................................................................  70
42.      Remedies of Borrower....................................................................................  70
43.      Sole Discretion of Lender...............................................................................  70
44.      Non-Waiver..............................................................................................  70
45.      No Oral Change..........................................................................................  71
46.      Liability...............................................................................................  71
47.      Inapplicable Provisions.................................................................................  71
48.      Headings, Etc...........................................................................................  71
49.      Duplicate Originals.....................................................................................  71
50.      Definitions.............................................................................................  71
51.      Homestead...............................................................................................  71
52.      Assignments.............................................................................................  71
53.      Waiver of Jury Trial....................................................................................  72
54.      Governing Law...........................................................................................  72
55.      Trustee's Fees; Substitute Trustee......................................................................  73
56.      Power of Sale...........................................................................................  74
57.      Recourse Provisions.....................................................................................  75
58.      Cash Management Agreement...............................................................................  77
59.      Management of the Trust Property........................................................................  77
60.      Servicer................................................................................................  78
61.      Component Notes.........................................................................................  78
62.      Miscellaneous...........................................................................................  79

                                     PART II

                            STATE SPECIFIC PROVISIONS

63.      Principles of Construction..............................................................................  81
64.      Additional Remedies Provisions..........................................................................  81
65.      Deed of Trust Not to Secure Environmental Covenants, Obligations, and
         Indemnities or Guaranty Obligations.....................................................................  84
66.      Additional Waivers......................................................................................  84

                             INDEX OF DEFINED TERMS

Access Laws ..............................................................................................      66
Additional Monthly Leasing Escrow Deposit ................................................................      20
Affiliate ................................................................................................      50
Affiliated Manager .......................................................................................      32
Asbestos .................................................................................................      64
Assignment of Leases and Rents ...........................................................................      44
Award.......... ..........................................................................................      10
Best .....................................................................................................       8
BH Guaranty ..............................................................................................      49
Blanket Insurance Premium Financing Arrangement...........................................................       9
Borrower .................................................................................................       1
Borrower Parties .........................................................................................      74
Bottom Dollar Guaranty ...................................................................................      49
Cash Management Agreement ................................................................................      76
Casualty .................................................................................................       9
Casualty Consultant ......................................................................................      13
Casualty Restoration .....................................................................................      10
Casualty Retainage .......................................................................................      14
CERCLA ...................................................................................................      63
Code .....................................................................................................      69
Collateral ...............................................................................................      61
Condemnation .............................................................................................      10
Condemnation Proceeds ....................................................................................      11
Condemnation Restoration .................................................................................      10
Control ..................................................................................................      36
Controlled ...............................................................................................      36
Debt .....................................................................................................       1
Debt Service Coverage Ratio ..............................................................................      54
Deed of Trust ............................................................................................       1
Deferred Maintenance Fund ................................................................................      17
Delinquency Date .........................................................................................      15
Eligible Institution .....................................................................................      24
Environmental Laws .......................................................................................      63
Equipment ................................................................................................       2
ERISA ....................................................................................................      41
Event of Default .........................................................................................      55
Factory Mutual ...........................................................................................       9
Financing Installment ....................................................................................       9
Funds ....................................................................................................      25
GAAP .....................................................................................................      22
Gibson Dunn Escrow Fund ..................................................................................      18
Gibson Dunn Reserve Amount ...............................................................................      18
Gibson Dunn Space ........................................................................................      18
Gibson Dunn TI/LC Obligations ............................................................................      18
Gross Income from Operations .............................................................................      22
Guarantor ................................................................................................      32
Hazardous Substances .....................................................................................      64
Improvements .............................................................................................       1
Indebtedness .............................................................................................      50
Independent Director .....................................................................................      50
Independent Manager ......................................................................................      50
Initial Management Agreement .............................................................................      45
Initial Manager ..........................................................................................      45
Insolvency Opinion .......................................................................................      51
Insurance Premiums .......................................................................................       8
Insurance Proceeds .......................................................................................      11
Insured Casualty .........................................................................................      10
Intangibles ..............................................................................................       3
Leases ...................................................................................................       3
Leases In Place ..........................................................................................      22
Leasing Deposits .........................................................................................      20
Leasing Escrow Fund Catch-Up Deposit .....................................................................      21
Lender ...................................................................................................       1
Lender's Consultant ......................................................................................      64
Letter of Credit .........................................................................................      24
Loan Documents ...........................................................................................       4
Loans ....................................................................................................       1
Major Lease ..............................................................................................      30
Management Agreement .....................................................................................      45
Manager ..................................................................................................      45
Minimum Occupancy Escrow Fund ............................................................................      19
Minimum Occupancy Space ..................................................................................      19
Minimum Occupancy TI/LC Obligations ......................................................................      19
Monthly Leasing Escrow Deposit ...........................................................................      20
Monthly Minimum Occupancy Reserve Amount .................................................................      19
Monthly Replacement Escrow Amount ........................................................................      20
Moody's ..................................................................................................       8
Net Operating Income .....................................................................................      21
Net Proceeds .............................................................................................      11
Net Proceeds Deficiency ..................................................................................      14
NOI Trigger Event ........................................................................................      21
Note .....................................................................................................       1
Note A ...................................................................................................       1
Note B ...................................................................................................       1
Notices ..................................................................................................      67
OP .......................................................................................................       6
OP Management Agreement ..................................................................................      45
Operating Expenses .......................................................................................      22
Other Charges ............................................................................................      15
Outstanding Tenant Allowance Amount ......................................................................      17
Outstanding Tenant Allowance Escrow Fund .................................................................      17
Outstanding Tenant Allowance Obligations .................................................................      17
Permitted Exceptions .....................................................................................       4
Permitted Institutional Transferee .......................................................................      36
Permitted Investments ....................................................................................   25,27
Person ...................................................................................................      51
Phase I Report ...........................................................................................      63
Policies .................................................................................................       8
Policy ...................................................................................................       8
Premises .................................................................................................       1
Rating Agencies ..........................................................................................      29
RCRA .....................................................................................................      63
REIT .....................................................................................................      32
Remedial Work ............................................................................................      66
Rent Roll ................................................................................................      44
Rentable Space Percentage ................................................................................      12

Rents......................................................................................................      3
Replacement Deposits.......................................................................................     20
Replacement/Leasing Escrow Fund............................................................................     20
Required Leases............................................................................................     12
Restoration................................................................................................     10
Restricted Party...........................................................................................     32
RFM Guaranty...............................................................................................     49
S&P........................................................................................................      8
Sale or Pledge.............................................................................................     32
Securitization.............................................................................................     29
Servicer...................................................................................................     77
Servicing Agreement........................................................................................     77
Significant Casualty.......................................................................................     10
Special Purpose Bankruptcy Remote Entity...................................................................     46
Subordination of Management Agreement......................................................................     76
Survey.....................................................................................................     45
Taking.....................................................................................................     10
Tax and Insurance Impound Fund.............................................................................     16
Taxes......................................................................................................     15
Tenant Estoppels...........................................................................................     44
Terrorism Acts.............................................................................................      7
Threshold Amount...........................................................................................     28
Transfer...................................................................................................     32
Trust Property.............................................................................................      1
Trustee....................................................................................................      1
Uniform Commercial Code....................................................................................      2

                                    EXHIBITS

Exhibit A         LEGAL DESCRIPTION

Exhibit B         RESERVED

Exhibit C         REQUIRED REPAIRS

Exhibit D         OUTSTANDING TENANT ALLOWANCE OBLIGATIONS

                     DEED OF TRUST, ASSIGNMENT OF LEASES AND
                  RENTS, SECURITY AGREEMENT AND FIXTURE FILING

                  THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "DEED OF TRUST"), made as of June 26, 2003, by NORTH TOWER, LLC, a Delaware limited liability company, having its principal place of business at 555 West Fifth Street, Suite 5000, Los Angeles, California 90013 ("BORROWER"), to COMMONWEALTH LAND TITLE COMPANY, a California corporation, the trustee hereunder, having its mailing address at 888 West 6th Street, 4th Floor, Los Angeles, California 90017 ("TRUSTEE") for the benefit of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("LENDER"), having its principal office at 600 Steamboat Road, Greenwich, Connecticut 06830.

                              W I T N E S S E T H :

                  To secure the payment of indebtedness (a) in the original principal sum of Two Hundred Fifty Million and No/100 Dollars ($250,000,000) lawful money of the United States of America, or so much thereof as may be advanced pursuant to Note A (as hereinafter defined) and Note B (as hereinafter defined) to be paid with interest according to (i) a certain Deed of Trust Note A of even date herewith made by Borrower to Lender in the original principal amount of up to One Hundred Eighty-Four Million Six Hundred Eighty-Eight Thousand and No/100 Dollars ($184,688,000) ("NOTE A)" and (ii) a certain Deed of Trust Note B of even date herewith made by Borrower to Lender in the original principal amount of Sixty-Five Million Three Hundred Twelve Thousand and No/100 Dollars ($65,312,000) ("NOTE B)"; Note A and Note B, together with all extensions, renewals or modifications thereof, being hereinafter collectively called the "NOTE" and the loans evidenced by the Note hereinafter being referred to as the "LOANS") and all other sums due hereunder, under the other Loan Documents (hereinafter defined) and under the Note (said indebtedness and interest due under the Note and all other sums due hereunder under the Note and the other Loan Documents being hereinafter collectively referred to as the "DEBT"), Borrower has deeded, mortgaged, given, granted, bargained, transferred, sold, alienated, enfeoffed, conveyed, confirmed, warranted, pledged, assigned, and hypothecated and by these presents does hereby deed, mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, assign and hypothecate unto Trustee (in trust), with power of sale for the benefit and security of Lender, the real property described in Exhibit A attached hereto (the "PREMISES") and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (the "IMPROVEMENTS"); TOGETHER WITH: all right, title, interest and estate of Borrower now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements, and such property, rights, interests and estates hereinafter described are collectively referred to herein as the "TRUST PROPERTY"):

                               GRANTING CLAUSE ONE

                  All easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, all rights to oil, gas, minerals, coal and other substances of any kind or character, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road, highway, alley or avenue, opened, vacated or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtsey and rights of curtsey, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

                               GRANTING CLAUSE TWO

                  All machinery, furniture, furnishings, equipment, computer software and hardware, fixtures (including, without limitation, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature, whether tangible or intangible, whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation, enjoyment and occupancy of the Premises and the Improvements (hereinafter collectively referred to as the "EQUIPMENT"), including any leases of any of the foregoing, any deposits existing at any time in connection with any of the foregoing, and the proceeds of any sale or transfer of the foregoing, and the right, title and interest of Borrower in and to any of the Equipment that may be subject to any "security interests" as defined in the Uniform Commercial Code, as adopted and enacted by the State or States where any of the Trust Property is located (the "UNIFORM COMMERCIAL CODE"), superior in lien to the lien of this Deed of Trust;

                              GRANTING CLAUSE THREE

                  Awards or payments, including interest thereon, that may heretofore and hereafter be made with respect to the Premises and the Improvements, whether from the exercise of the right of eminent domain or condemnation (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Premises and Improvements;

                              GRANTING CLAUSE FOUR

                  All leases, subleases and other agreements or arrangements heretofore or hereafter entered into affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Premises and the Improvements, including any extensions, renewals, modifications or amendments thereof (the "LEASES") and all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents (including, but not limited to, fees from parking passes), royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees from any and all sources arising from or attributable to the Premises and the Improvements (the "RENTS"), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

                              GRANTING CLAUSE FIVE

                  All proceeds of and any unearned premiums on any insurance policies covering the Trust Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Trust Property;

                               GRANTING CLAUSE SIX

                  The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Trust Property and to commence any action or proceeding to protect the interest of Lender in the Trust Property;

                              GRANTING CLAUSE SEVEN

                  All accounts (together with all deposits or wire transfers made to accounts and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof), escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and all franchises, trade names, trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, permits, consents, licenses, management agreements, contract rights (including, without limitation, any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair, or other work upon the Trust Property), approvals, actions, refunds of real estate taxes and assessments (and any other governmental impositions related to the Trust Property), and causes of action that now or hereafter relate to, are derived from or are used in connection with the Trust Property, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively referred to as the "INTANGIBLES"); and

                              GRANTING CLAUSE EIGHT

                  All proceeds, products, offspring, rents and profits from any of the foregoing, including, without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.

                  TO HAVE AND TO HOLD the above granted and described Trust Property unto and to the use and benefit of Lender;

                  IN TRUST WITH POWER OF SALE, to secure the payment to Lender of the Debt at the time and in the manner provided for in the Note and in this Deed of Trust;

                  PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Deed of Trust and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note and in the other Loan Documents (hereinafter defined) in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void;

                  AND Borrower represents and warrants to and covenants and agrees with Lender as follows:

                                      PART I

                               GENERAL PROVISIONS

                  1. PAYMENT OF DEBT AND INCORPORATION OF COVENANTS, CONDITIONS AND AGREEMENTS. Borrower shall pay the Debt at the time and in the manner provided in the Note and in this Deed of Trust. All the covenants, conditions and agreements contained in (a) the Note and (b) all and any of the documents including the Note and this Deed of Trust now or hereafter executed by Borrower and/or others and by or in favor of Lender, which evidences, secures or guarantees all or any portion of the payments due under the Note or otherwise is executed and/or delivered in connection with the Note and this Deed of Trust (the "LOAN DOCUMENTS") are hereby made a part of this Deed of Trust to the same extent and with the same force as if fully set forth herein.

                  2. WARRANTY OF TITLE. Borrower warrants that Borrower has good, marketable and insurable title to the Trust Property and has the full power, authority and right to execute, deliver and perform its obligations under this Deed of Trust and to deed, encumber, mortgage, give, grant, bargain, sell, alienate, enfeoff, convey, confirm, pledge, assign and hypothecate the same and that Borrower possesses an unencumbered fee estate in the Premises and the Improvements and that it owns the Trust Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Deed of Trust (the "PERMITTED EXCEPTIONS"), or that may otherwise be expressly permitted by the Loan Documents, and that this Deed of Trust is and will remain a valid and enforceable first lien on and security interest in the Trust Property, subject only to said exceptions. Borrower shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Deed of Trust and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

                  3.       INSURANCE.

                  (a) Borrower shall maintain insurance for Borrower and the Property providing at least the following coverages:

                  (i) comprehensive all risk insurance on the Improvements and the Equipment, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements, in each case (A) in an amount equal to the greater of (x) one hundred percent (100%) of the "Full Replacement Cost," which for purposes of this Deed of Trust shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation and (y) the original principal amount of the Loans; (B) containing an agreed amount endorsement with respect to the Improvements and Equipment waiving all co-insurance provisions; (C) providing for no deductible in excess of $50,000; and (D) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Trust Property shall at any time constitute legal non-conforming structures or uses. In addition, Borrower shall obtain: (x) Flood Insurance in an amount of not less than $25,000,000 each occurrence;
         (y) earthquake insurance in an amount at least equal to one multiplied by a Probable Maximum Loss of 11% of total replacement value and a deductible of 5% of the Total Insured Value (which includes annual rental value) at the Trust Property, and otherwise in form and substance reasonably satisfactory to Lender; and (z) coastal windstorm insurance in amounts and in form and substance satisfactory to Lender in the event the Trust Property is located in any coastal region, provided that the insurance pursuant to clauses (x), (y) and (z) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this subsection (i) and rental interruption insurance under subsection (iii);

                  (ii) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (A) to be on the so-called "occurrence" form with a combined limit of not less than Two Million and No/100 Dollars ($2,000,000) in the aggregate and One Million and No/100 Dollars ($1,000,000) per occurrence; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all legal contracts; and (5) liability that may arise from acts of terrorism;

                  (iii) rental interruption insurance (A) with loss payable to Lender (allowing reimbursement to Borrower for reasonable operating costs during the interruption); (B) covering all risks required to be covered by the insurance provided for in subsection (i) above; (C) containing an unlimited period of restoration and extended period of indemnity endorsement which provides that after the physical loss to the Improvements and Equipment has been repaired, the continued loss of rental income will be insured until such rental income either returns to the same level it was at prior to the loss, or the expiration of twelve (12) months from the date that the Trust Property is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period, provided that the unlimited period of restoration endorsement may be limited to the length of time required with the exercise of due diligence and dispatch to rebuild, repair or replace the damaged or destroyed property; and (D) in an amount equal to one hundred percent (100%) of the projected gross income from the Trust Property for a period of twelve (12) months from the date that the Property is repaired or replaced and operations are resumed. The amount of such rental interruption insurance shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from the Trust Property for the succeeding twelve (12) month period. Subject to the rights of Lender and subject to the provisions of paragraph 4(e)(x) below, all proceeds payable to Lender pursuant to this subsection shall be held by Lender and shall be applied to the obligations secured by the Loan Documents from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured by the Loan Documents on the respective dates of payment provided for in the Note and the other Loan Documents except to the extent such amounts are actually paid out of the proceeds of such rental interruption insurance;

                  (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements, and only if the property coverage form does not otherwise apply, (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in subsection (i) above written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to subsection (i) and (iii) above, (3) including permission to occupy the Trust Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

                  (v) Worker's Compensation insurance, as required by any governmental authority or any applicable legal requirements and Employer's Liability Insurance of not less than One Million and No/100 Dollars ($1,000,000) for each occurrence;

                  (vi) comprehensive boiler and machinery insurance in an amount of not less than Fifty Million and No/100 Dollars ($50,000,000) each occurrence on terms consistent with the commercial property insurance policy required under subsection (i) and (iii) above;

                  (vii) umbrella liability insurance in an amount not less than One Hundred Million and No/100 Dollars ($100,000,000) per occurrence, on terms consistent with the commercial general liability insurance policy required under subsection (ii) above, on a portfolio basis naming the Trust Property and all other properties owned by Robert F. Maguire and/or his Affiliates as of the date hereof or, following the transfer of indirect interests in the Borrower to Maguire Properties, L.P., a Maryland limited partnership (the "OP"), then all other properties owned by the OP and/or its Affiliates; provided, that such insurance may be provided under a blanket insurance Policy so long as the coverage required pursuant to this clause is not reduced below the per occurrence limit set forth in this clause;

                  (viii) motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence, including umbrella coverage, of Five Million and No/100 Dollars ($5,000,000);

                  (ix) if the Property is or becomes a legal "non-conforming" use, ordinance or law coverage and insurance coverage to compensate for the cost of demolition or rebuilding of the undamaged portion of the Trust Property along with any reduced value and the increased cost of construction in amounts as requested by Lender;

                  (x) if "certified acts of terrorism", as declared by the United States Government, are now or hereafter excluded from Borrower's comprehensive all risk insurance policy or business income coverage, Borrower shall obtain an endorsement to such policies, or separate policies, insuring against all such "certified acts of terrorism" (such acts or events so excluded, "TERRORISM ACTS"), at Borrower's option, either (A) in an amount not less than Three Hundred Million and No/100 Dollars ($300,000,000) on an aggregate basis covering the Trust Property and all other properties owned by Robert F. Maguire and/or his Affiliates as of the date hereof or, following the transfer of indirect interests in the Borrower to the OP, then all other properties owned by the OP and/or its Affiliates and providing for a deductible not exceeding $1,000,000.00 or (B) in a total amount not less than Three Hundred and Fifty Million and No/100 Dollars ($350,000,000) on an aggregate basis covering the Trust Property and all other properties owned by the OP and/or its Affiliates as of the date hereof and providing for a deductible of not in excess of 5% of the full replacement value of the Trust Property; in either case, the endorsement or policy shall be (x) in form and substance reasonably satisfactory to Lender; and (y) non-cancelable (to the extent such non-cancelable insurance is available in the marketplace) (insurance meeting such requirements being referred to herein as "FULL COVERAGE"); provided the Borrower shall not be required to spend in excess of Three Million and No/100 Dollars ($3,000,000.00) per annum for such coverage and, in the event that Full Coverage is not available at a cost of $3,000,000 per annum, then Borrower shall purchase insurance covering Terrorism Acts in an amount equal to the principal balance of the Loans, but shall not be required to maintain the full amount of such coverage if such coverage is not available at a cost of $3,000,000 per annum or less, provided that in the event that $3,000,000 is not sufficient to purchase such coverage in an amount equal to the principal balance of the Loans, then Borrower shall obtain the greatest amount of coverage obtainable at a cost of $3,000,000 per annum;

In the event that the limits of insurance in place covering Terrorism Acts on a portfolio basis are exhausted by damage to a property other than the Trust Property, then Borrower shall restore the coverage provided for in clause (x) above (or any lesser amount of coverage that is available if such coverage is not available), to the extent such insurance is commercially available; and

                  (xi) upon sixty (60) days' written notice, such other reasonable insurance and in such reasonable amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Trust Property located in or around the region in which the Trust Property is located.

                  (b) All insurance provided for in paragraph 3 (a) shall be obtained under valid and enforceable policies (collectively, the "POLICIES" or in the singular, the "POLICY"), and shall be subject to the reasonable approval of Lender as to insurance companies, amounts, deductibles, loss payees and insureds. The Policies (or a "cut-through" endorsement, approved by Lender, with respect to any such Policy) shall be issued by financially sound and responsible insurance companies authorized to do business in the State and, except in the case of flood hazard insurance and earthquake insurance, having either (i) a claims paying ability rating of "A" or better by Standard and Poor's Ratings Services ("S&P") and an equivalent rating by Moody's Investors Service, Inc. ("MOODY'S") or (ii) if the Policies are provided through a syndicate of companies, (A) at least 75% of the coverage and first layer of coverage shall have a claims paying ability rating of "A, X" or better (and the equivalent thereof) by A.M. Best's Key Rating Guide ("BEST"), (B) no more than 15% of the Policies shall have a claims paying ability rating of "A, VIII" or less by Best and (C) no more than 10% of the Policies shall have a claims paying ability rating of "A-, VII" or less by Best's. The Policies described in paragraph 3(a) (other than those strictly limited to liability protection) shall designate Lender as loss payee and Lender shall be an additional named insured, as its interests may appear. Not less than ten (10) days prior to the expiration dates of the Policies theretofore furnished to Lender, certificates of insurance evidencing the Policies accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder shall be delivered by Borrower to Lender.

                  (c) Subject to the provisions of paragraph 6 hereof, Borrower shall pay the premiums for such Policies (the "INSURANCE PREMIUMS") as the same become due and payable and shall furnish to Lender evidence of the renewal of each of the Policies with receipts for the payment of the Insurance Premiums or other evidence of such payment reasonably satisfactory to Lender (provided, however, that Borrower is not required to furnish such evidence of payment to Lender in the event that such Insurance Premiums have been paid by Lender pursuant to paragraph 6 hereof). If Borrower is required to furnish such evidence and receipts pursuant to the preceding sentence and Borrower does not furnish such evidence and receipts at least fifteen (15) days prior to the expiration of any expiring Policy, then Lender may procure, but shall not be obligated to procure, such insurance and pay the Insurance Premiums therefor, and Borrower agrees to reimburse Lender for the cost of such Insurance Premiums promptly on demand. Within thirty (30) Business Days after request by Lender, Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices of owners of property similar to the Trust Property located in or around the region in which the Trust Property is located and as may be available at commercially reasonable rates. Lender acknowledges that the Policies delivered with respect to the Trust Property as of the date hereof satisfy the requirements of this paragraph 3. Such approval shall continue in effect until the expiration or termination of such Policies provided that there is not a downgrade by S&P, Moody's or Best of any insurer providing such Policies and, as a result thereof, Borrower fails to satisfy the rating criteria set forth in paragraph 3(b). Any renewal or replacement of such Policies, however, shall require Lender's approval as provided above in this paragraph 3 unless (i) the companies providing such renewal or replacement Policies are licensed to do business in the state where the Trust Property is located and have a claims paying ability rating by S&P, Moody's and Best's Insurance Reports that satisfy the requirements set forth in paragraph 3(b) above or that, subject to the provisions of paragraph 3(e) below, such rating is no less than the rating as of the date hereof of the company providing the insurance approved by

Lender as of the date hereof, (ii) the coverage provided by such renewal or replacement Policies is no less than the coverage approved by Lender as of the date hereof, (iii) such renewal or replacement Policies contain in all material respects the same terms and conditions as the Policies approved by Lender as of the date hereof and (iv) Lender has not notified Borrower in accordance with this paragraph 3 that the requirements for the Policies have changed since the date hereof.

                  (d) The insurance coverage required under this paragraph 3 may be effected under one or more blanket Policies covering the Trust Property and other property and assets not constituting a part of the Trust Property; provided that any blanket Policy shall specify, except in the case of general liability insurance, the portion of the total coverage of such blanket Policy that is allocated exclusively to the Trust Property and shall comply in all respects with the requirements of this paragraph 3. Lender hereby confirms that it approves (i) the terms of the existing Property Insurance Sharing. Agreement among Borrower and certain of its Affiliates, and (ii) that the Insurance Premiums are financed through one or more finance companies (individually and/or collectively, the "BLANKET INSURANCE PREMIUM FINANCING ARRANGEMENT" ) to whom Borrower pays Borrower's allocable share of the annual initial deposit and the monthly payments due for each blanket Policy to the applicable finance company (with respect to each blanket Policy, such monthly payment, together with one-twelfth (l/12th) of the allocable share of the annual initial deposit necessary to accumulate such allocable share for such Policy at least thirty
(30) days prior to its due date, each, a "FINANCING INSTALLMENT").

                  (e) Notwithstanding anything to the contrary contained in this paragraph 3, Lender shall accept an "all-risk" Policy issued by Factory Mutual Insurance Company ("FACTORY MUTUAL"), so long as (I) Factory Mutual maintains a general policy rating of "BBB" or better and a financial class of "XIV" or better by Best and a claims paying ability rating of "A+" or better by Fitch, and (II) in connection with any Securitization, Lender confirms that, in Lender's reasonable determination based on information provided by any Rating Agency, the ratings assigned to the portion of the Securitization represented by the Loans will not be adversely affected as a result of such "all-risk" Policy being issued by Factory Mutual. In the event that both of the conditions set forth in clause (I) and (II) above are not being met at all times, then Borrower shall at all times, at its sole cost and expense, maintain an "all risk" policy that is otherwise in compliance with all of the applicable provisions of this paragraph 3 and applicable Rating Agency requirements; provided that Borrower shall have thirty (30) days (or such shorter period if the existing policies would lapse prior to the end of such 30-day period) after the earlier of (A) the failure of the condition in clause (I) above or (B) the date Lender notifies Borrower of Lender's confirmation pursuant to clause (II) above to obtain an "all risk" Policy meeting such applicable provisions and requirements (which may be obtained through the issuance of a so-called "cut-through" endorsement).

                  4.       CASUALTY.

                  (a) If the Trust Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (a "CASUALTY"), Borrower shall give prompt notice thereof to Lender. Following the occurrence of a Casualty, Borrower, regardless of whether insurance proceeds are available, shall promptly proceed to restore, repair, replace or rebuild the same to be of at least equal value and of substantially the same character as prior to such damage or destruction (a "CASUALTY RESTORATION"), all to be effected in accordance with applicable law.

                  (b) If a Casualty covered by any of the Policies (an "INSURED CASUALTY") occurs where the loss does not exceed $2,500,000, provided no Default or Event of Default has occurred and is continuing, Borrower may settle and adjust any claim without the prior consent of Lender; provided such adjustment is carried out in a competent and timely manner, and Borrower is hereby authorized to collect and receipt for the Insurance Proceeds (as hereinafter defined). In the event of an Insured Casualty where the loss exceeds $2,500,000 (a "SIGNIFICANT CASUALTY"), Lender may, in its sole discretion, settle and adjust any claim without the consent of Borrower and agree with the insurer(s) in a commercially reasonable manner on the amount to be paid on the loss, and the Proceeds shall be due and payable solely to Lender and held by Lender in the Casualty/Condemnation Subaccount and disbursed in accordance herewith. If Borrower or any party other than Lender is a payee on any check representing Proceeds with respect to a Significant Casualty, Borrower shall immediately endorse, and cause all such third parties to endorse, such check payable to the order of Lender. Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, to endorse such check payable to the order of Lender. The expenses incurred by Lender in the settlement, adjustment and collection of the Proceeds shall become part of the Debt and shall be reimbursed by Borrower to Lender upon demand. Notwithstanding anything to the contrary contained herein, if in connection with a Casualty any insurance carrier makes a payment under a property insurance Policy that Borrower proposes be treated as business or rental interruption insurance, then, notwithstanding any designation (or lack of designation) by the insurance carrier as to the purpose of such payment, as between Lender and Borrower, such payment shall not be treated as business or rental interruption insurance proceeds unless Borrower has demonstrated to Lender's reasonable satisfaction that the remaining net Proceeds that will be received from the property insurance carriers are sufficient to pay 100% of the cost of fully restoring the Improvements or, if such net Proceeds are to be applied to repay the Debt in accordance with the terms hereof, that such remaining net Proceeds, together with any portion of the amount treated as business or rental interruption insurance that will be paid to Lender, will be sufficient to pay the Debt in full.

                  (c) Borrower shall promptly give Lender written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding (a "CONDEMNATION") and shall deliver to Lender copies of any and all papers served in connection with such Condemnation. Following the occurrence of a Condemnation, Borrower, regardless of whether an Award (hereinafter defined) is available, shall promptly proceed to restore, repair, replace or rebuild the same to the extent practicable to be of at least equal value and of substantially the same character as prior to such Condemnation (a "CONDEMNATION RESTORATION", together with a Casualty Restoration, collectively a "RESTORATION"), all to be effected in accordance with applicable law.

                  (d) Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment ("AWARD") for any taking accomplished through a Condemnation (a "TAKING") and to make any commercially reasonable compromise or settlement in connection with any such Condemnation, subject to the provisions of this Deed of Trust. Notwithstanding the foregoing, Borrower shall have the right, provided no Default or Event of Default has occurred and is continuing, to compromise and collect or receive any award that does not exceed $2,500,000. Notwithstanding any Taking by any public or quasi-public authority (including, without limitation, any transfer made in lieu of or in anticipation of such a Taking), Borrower shall continue to pay the Debt at the time and in the manner provided for in the Note, in this Deed of Trust and the other Loan Documents and the Debt shall not be reduced unless and until any Award shall have been actually received and applied by Lender to expenses of collecting the Award and to discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided in the Note. Borrower shall cause any Award that is payable to Borrower to be paid directly to Lender. The expenses incurred by Lender in the adjustment and collection of the Award shall become part of the Debt and be secured hereby and shall be reimbursed by Borrower to Lender upon demand.

                  (e) RESTORATION. The following provisions shall apply in connection with the Restoration of the Premises and Improvements:

                  (i) If the Net Proceeds (hereinafter defined) shall be less than Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000) and the costs of completing the Restoration shall be less than Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000), the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in paragraph 4(e)(iii)(A) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Deed of Trust.

                  (ii) If the Net Proceeds are equal to or greater than Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000) or the costs of completing the Restoration is equal to or greater than Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000) Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this paragraph 4. The term "NET PROCEEDS" for purposes of this paragraph 4 shall mean: (A) the net amount of all insurance proceeds received by Lender pursuant to paragraph 3(a)(i),
         (iv), (vi), (ix) and (x) (and any similar or comparable types of insurance obtained pursuant to paragraph 3(a)(xi)) as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("INSURANCE PROCEEDS"), or (B) the net amount of the Award, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, actually incurred in collecting same ("CONDEMNATION PROCEEDS"), whichever the case may be.

                  (iii) The Net Proceeds shall be made available to Borrower for Restoration provided that each of the following conditions are met:

                           (A) no Event of Default shall have occurred and be continuing;

                           (B) (1) in the event the Net Proceeds are Insurance Proceeds, less than thirty percent (30%) of the total floor area of the Improvements has been damaged, destroyed or rendered unusable as a result of such fire or other casualty or (2) in the event the Net Proceeds are Condemnation Proceeds, less than fifteen percent (15%) of the land constituting the Premises is taken, and such land is located along the perimeter or periphery of the Premises, and no portion of the Improvements is located in such land;

                           (C) The Required Leases (hereinafter defined) and Leases demising in the aggregate a percentage amount equal to or greater than the Rentable Space Percentage (hereinafter defined) of the total rentable space in the Improvements shall remain in full force and effect during and after the completion of the Restoration, notwithstanding the occurrence of any such fire or other casualty or taking, whichever the case may be, and will require the tenants thereunder to make all necessary repairs and restorations thereto at their sole cost and expense. The term (x) "RENTABLE SPACE PERCENTAGE" shall mean (1) in the event the Net Proceeds are Insurance Proceeds, a percentage amount equal to seventy-five percent (75%) and (2) in the event the Net Proceeds are Condemnation Proceeds, a percentage amount equal to seventy-five percent (75%) which Rentable Space Percentage shall, in each case, include each of the Required Leases. For purposes of the foregoing, the "REQUIRED LEASES" shall mean, collectively, the Leases with Wells Fargo Bank, National Association, Gibson, Dunn & Crutcher LLP and Oaktree Capital or any replacement Lease executed and delivered in accordance with the terms and provisions of paragraph 8 hereof with respect to the space demised to any of the foregoing tenants, provided such replacement Lease demises not less than 50,000 square feet;

                           (D) Borrower shall commence the Restoration as soon as reasonably practicable (but in no event later than ninety (90) days after such damage or destruction or taking, whichever the case may be, occurs) and shall diligently pursue the same to satisfactory completion;

                           (E) Lender shall be reasonably satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note, which will be incurred with respect to the Trust Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in paragraph 3(a)(iii), if applicable, or (3) by other funds of Borrower;

                           (F)      Lender shall be satisfied that the
                  Restoration will be completed on or before the earliest to occur of (1) six (6) months prior to the Maturity Date, (2) the earliest date required for such completion under the terms of any Required Lease, (3) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to the condition it was in immediately prior to such fire or other casualty or to as nearly as possible the condition it was in immediately prior to such taking, as applicable or (4) the expiration of the insurance coverage referred to in paragraph 3(a)(iii);

                           (G) the Trust Property and the use thereof after the Restoration will be in compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations and all necessary operating or reciprocal easement agreements for the operation and maintenance of the Property are, or remain, in effect;

                           (H) the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable environmental laws); and

                           (I) such fire or other casualty or taking, as applicable, does not result in a material loss of access to the Trust Property.

                  (iv) Unless such amounts are payable to Borrower pursuant to this paragraph 4, the Net Proceeds shall be held by Lender in an interest-bearing account for the benefit of Borrower (which interest shall be added to and become a part of the Net Proceeds) and, until disbursed in accordance with the provisions of this paragraph 4, shall constitute additional security for the Debt and other obligations under the Loan Documents. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence reasonably satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Trust Property arising out of the Restoration which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the reasonable satisfaction of Lender by the title company issuing the title insurance policy.

                  (v) All plans and specifications required in connection with any Restoration following a Casualty or Condemnation resulting in Net Proceeds of $2,500,000 or more shall be subject to prior review and reasonable acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "CASUALTY CONSULTANT") provided that if the correspondence from Borrower to Lender requesting approval of any such plans and specifications (or contractors, subcontractors or materialmen in connection therewith) contains a bold faced, conspicuous legend at the top of the first page stating that "IF YOU FAIL TO RESPOND TO THIS REQUEST FOR APPROVAL IN WRITING WITHIN 15 BUSINESS DAYS, YOUR APPROVAL SHALL BE DEEMED GIVEN", and if Lender fails to respond to such request for approval in writing within fifteen
         (15) Business Days after receipt by Lender of such written request, the related plans and specifications and all information reasonably required in order to adequately review the same, then such approval will be deemed given. Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in any Restoration following a Casualty or Condemnation resulting in Net Proceeds of $2,500,000 or more, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Casualty Consultant, which acceptance shall not be unreasonably withheld, conditioned or delayed. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

                  (vi) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus the Casualty Retainage. The term "CASUALTY RETAINAGE" shall mean an amount equal to ten percent (10%) of the hard costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until the Restoration has been completed. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this paragraph 4(e), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this paragraph 4(e) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage; provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company issuing the title insurance policy, and Lender receives an endorsement to the title insurance policy insuring the continued priority of the lien of the this Deed of Trust and evidence of payment of any premium payable for such endorsement. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

                  (vii) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

                  (viii) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Lender in consultation with the Casualty Consultant, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "Net PROCEEDS DEFICIENCY") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this paragraph 4(e) shall constitute additional security for the Debt and other obligations under the Loan Documents.

                  (ix) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this paragraph 4(e), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Deed of Trust or any of the other Loan Documents.

                  (x) Notwithstanding the last sentence of paragraph 3(a)(iii) and provided no Event of Default exists hereunder, proceeds received by Lender on account of the rental or business interruption insurance specified in paragraph 3(a)(iii) above with respect to any Casualty shall be deposited by Lender directly into the Cash Collateral Account (as defined in the Cash Management Agreement) and allocated as Rents in accordance with paragraph 10(a)(i) through (xi) of the Note but (a) only to the extent it reflects a replacement for (i) lost Rents that would have been due under Leases existing on the date of such Casualty, and/or (ii) lost Rents under Leases that had not yet been executed and delivered at the time of such Casualty which Borrower has proven to the insurer under the related Policy would have been due under such Leases (and then only to the extent such proceeds disbursed by such insurer reflect a replacement for such past due Rents) and (b) only to the extent necessary to fully make the disbursements required by paragraph 10(a)(i) through (xi) of the Note. All other such proceeds shall be held by Lender and disbursed in accordance with this paragraph 4(e).

                  (f) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to paragraph 4(e)(ix) may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its sole discretion shall deem proper, or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion. So long as no Event of Default has occurred and is continuing, any application of Net Proceeds to the Debt shall not require any payment of the Yield Maintenance Premium or any other premium or penalty.

                  5. PAYMENT OF TAXES, ETC. Subject to the provisions of paragraph 6 hereof, Borrower shall pay all taxes, assessments, water rates and sewer rents, now or hereafter levied or assessed or imposed against the Trust Property or any part thereof (the "TAXES") on or before the last date prior to which any interest, late fees or penalties would begin to accrue (the "DELINQUENCY DATE") and all ground rents, maintenance charges, other impositions, and other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed or imposed against the Trust Property or any part thereof (the "OTHER CHARGES") as the same become due and payable. Borrower will deliver to Lender receipts for payment or other evidence satisfactory to

Lender that the Taxes and Other Charges have been so paid or are not then delinquent no later than the date on which the Taxes and/or Other Charges would otherwise be delinquent if not paid; provided, however, Borrower shall not be required to deliver to Lender such evidence of payment with respect to any Taxes or Other Charges that are paid by Lender pursuant to paragraph 6 hereof. Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Trust Property, and shall promptly pay for all utility services provided to the Trust Property.

                  6. TAX AND INSURANCE IMPOUND FUND: DEFERRED MAINTENANCE ESCROW FUND: OUTSTANDING TENANT ALLOWANCE ESCROW FUND: GIBSON DUNN ESCROW FUND; MINIMUM OCCUPANCY ESCROW FUND; REPLACEMENT/LEASING ESCROW FUND.

                  (a) Borrower shall pay to Lender (i) (A) with respect to Taxes that are required to be paid prior to December 10, 2003 (which date is the last date prior to which any interest, late fees or penalties would commence accruing with respect to Taxes due and payable on November 1, 2003), on the date hereof an amount equal to $1,187,817 and on each Payment Date (as defined in the Note) up to and including the Payment Date occurring in November, 2003, an amount equal to $296,954 and (B) on each Payment Date from and after the Payment Date occurring in December, 2003, one-twelfth of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least thirty
(30) days prior to their Delinquency Date, and (ii) (A) on the date hereof, an amount equal to $168,460 and (B) (1) for so long as the applicable Blanket Insurance Premium Financing Arrangement remains in full force and effect, on each Payment Date (as defined in the Note) the Financing Installment for the next occurring payment under the applicable Blanket Insurance Premium Financing Arrangement and/or (2) with respect to any Insurance Premiums not covered by a Blanket Insurance Premium Financing Arrangement, on each Payment Date (as defined in the Note) one-twelfth of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (said amounts in (i) and (ii) above hereinafter called the "TAX AND INSURANCE IMPOUND FUND"). Lender will apply the Tax and Insurance Impound Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to paragraphs 3 and 5 hereof and/or to payments due to the applicable finance company under the applicable Blanket Insurance Premium Financing Arrangement, as applicable. In making any payment relating to the Tax and Insurance Impound Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Tax and Insurance Impound Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to paragraphs 3 and 5 hereof, Lender shall, in its sole discretion, return any excess to Borrower or credit such excess against future payments to be made to the Tax and Insurance Impound Fund. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Trust Property. If at any time Lender determines that the Tax and Insurance Impound Fund is not or will not be sufficient to pay the items set forth in (i) and (ii) above, Lender shall notify Borrower of such determination and Borrower shall increase its monthly payments to Lender by the amount that Lender estimates is sufficient to make up the deficiency at least thirty (30) days prior to delinquency of the Taxes and/or expiration of the Policies, as the case may be. Until expended or applied as above provided, any amounts in the Tax and Insurance Impound Fund shall constitute additional security for the Debt. The Tax and Insurance Impound Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. The Tax and Insurance Impound Fund shall be held in an interest bearing account in Lender's name at a financial institution selected by Lender in its sole discretion. All earnings or interest on the Tax and Insurance Impound Fund shall become part of the Tax and Insurance Impound Fund and shall be disbursed in accordance with this paragraph 6(a). If Lender so elects at any time, Borrower shall provide, at Borrower's expense, a tax service contract for the Term issued by a tax reporting agency acceptable to Lender. If Lender does not so elect, Borrower shall reimburse Lender for the cost of making annual tax searches throughout the Term.

                  (b) Borrower shall pay to Lender on the date hereof the sum of Fifty-Nine Thousand Two Hundred Seventy-Two and 00/100 Dollars ($59,272) which shall be deposited with and held by Lender for repairs required to be made to the Trust Property on or prior to the date that is six (6) months from the date hereof, as such repairs are more particularly described on Exhibit C attached hereto ("DEFERRED MAINTENANCE FUND"). Lender shall make disbursements from the Deferred Maintenance Fund as requested by Borrower, and approved by Lender in its sole discretion, no more frequently than once in any thirty (30) day period of no less than $1,000.00 upon delivery by Borrower of Lender's standard form of draw request accompanied by copies of invoices for the amounts requested and, if required by Lender for requests in excess of $50,000.00 for a single item, conditional lien waivers and releases from all parties furnishing materials and/or services in connection with the requested payment. Lender may issue joint checks payable to Borrower and the contractor or other person to whom payment is due with respect to any requested payment. Lender may require an inspection of the Trust Property at Borrower's expense prior to making a monthly disbursement in order to verify completion of repairs of items in excess of $50,000.00 for which reimbursement or payment is sought. The Deferred Maintenance Fund shall be held in an interest bearing account in Lender's name at a financial institution selected by Lender in its sole discretion. All earnings or interest on the Deferred Maintenance Fund shall be and become part of such Deferred Maintenance Fund and shall be disbursed as provided in this paragraph 6(b) Upon completion of the work set forth in Exhibit C attached hereto, provided no Event of Default is then continuing, Lender shall disburse to Borrower any and all funds remaining on deposit in the Deferred Maintenance Fund. Until expended, applied or released as above provided, the Deferred Maintenance Fund shall constitute additional security for the Debt. The Deferred Maintenance Fund shall not constitute a trust fund and may be commingled with other monies held by Lender.

                  (c) Subject to the provisions of paragraph 6(g) below, Borrower shall pay to Lender on the date hereof an amount equal to $1,531,445 (the "OUTSTANDING TENANT ALLOWANCE AMOUNT") which shall be deposited with and held by Lender for the tenant improvement and leasing commission obligations of Borrower (the "OUTSTANDING TENANT ALLOWANCE OBLIGATIONS") outstanding on the date hereof (as more particularly set forth on Exhibit D attached hereto) with respect to all space at the Trust Property other than the Gibson Dunn Space (the "OUTSTANDING TENANT ALLOWANCE ESCROW FUND"). Lender shall make disbursements from the Outstanding Tenant Allowance Escrow Fund for any Outstanding Tenant Allowance

Obligations incurred by Borrower. Lender shall make disbursements as requested by Borrower on a monthly basis in increments of no less than $1,000.00 upon delivery by Borrower of Lender's standard form of draw request accompanied by copies of invoices for the amounts requested for such Outstanding Tenant Allowance Obligations and, if required by Lender, for requests in excess of $550,000 (multiple payments made with respect to one tenant or contractor or other person shall be aggregated for such $550,000 limit), conditional lien waivers and releases from all parties furnishing materials and/or services in connection with the requested payment. Lender may issue joint checks payable to Borrower and the contractor or other person to whom payment is due with respect to any requested payment. Lender may require an inspection of the Trust Property at Borrower's expense prior to making a monthly disbursement in order to verify completion of improvements for which reimbursement or payment is sought which costs in the aggregate in excess of $550,000. The Outstanding Tenant Allowance Escrow Fund shall be held in an interest bearing account in Lender's name at a financial institution selected by Lender in its sole discretion. All earnings or interest on the Outstanding Tenant Allowance Escrow Fund shall be and become part of such Outstanding Tenant Allowance Escrow Fund and shall be disbursed as provided in this paragraph 6(c). Upon payment in full of all Outstanding Tenant Allowance Obligations, provided no Event of Default is then continuing, Lender shall disburse to Borrower any and all funds remaining on deposit in the Outstanding Tenant Allowance Escrow Fund. Until expended, applied or released as above provided, the Outstanding Tenant Allowance Escrow Fund shall constitute additional security for the Debt. The Outstanding Tenant Allowance Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender.

                  (d) Subject to the provisions of paragraph 6(g) below, Borrower shall pay to Lender on the date hereof an amount equal to $15,827,393 (the "GIBSON DUNN RESERVE AMOUNT") which shall be deposited with and held by Lender for the tenant improvement and leasing commission obligations of Borrower (the "GIBSON DUNN TI/LC OBLIGATIONS") outstanding on the date hereof with respect to the Gibson Dunn Space (the "GIBSON DUNN ESCROW FUND"). For purposes hereof, "GIBSON DUNN SPACE" shall mean that certain space located at the Trust Property consisting of approximately 268,268 rentable square feet located on floors 44-53, inclusive, of the Improvements and demised under that certain Office Lease between Borrower (or its predecessor-in-interest) and Gibson, Dunn & Crutcher LLP (or its predecessor-in-interest), dated May 22, 1980, as amended by Amendment to Lease dated August 1, 1981, Amendment to Office Lease dated November 30, 1984, Second Amendment to Lease and Agreement Re Fifteenth Floor Additional Space dated April 1, 1988, Third Amendment to Lease and Agreement Re Fifteenth Floor Additional Space dated June 16, 1988, Fourth Amendment to Lease and Agreement re: 38th and 39th Floor Additional Space dated August 1, 1989, Fifth Amendment to Office Lease dated June 19, 2001, Sixth Amendment to Office Lease dated as of August 26, 2002 and Seventh Amendment to Office Lease dated April 18, 2003. Lender shall make disbursements from the Gibson Dunn Escrow Fund for any Gibson Dunn TI/LC Obligations incurred by Borrower. Lender shall make disbursements as requested by Borrower on a monthly basis in increments of no less than $1,000.00 upon delivery by Borrower of Lender's standard form of draw request accompanied by copies of invoices for the amounts requested for such Gibson Dunn TI/LC Obligations and, if required by Lender, for requests in excess of $50,000 (multiple payments made with respect to one tenant or contractor or other person shall be aggregated for such $50,000 limit), conditional lien waivers and releases from all parties furnishing materials and/or services in connection with the requested payment. Lender may issue joint checks payable to Borrower and the contractor or other person to whom payment is due with respect to any requested payment. Lender may require an inspection of the Trust Property at Borrower's expense prior to making a monthly disbursement in order to verify completion of improvements for which reimbursement or payment is sought which costs in the aggregate in excess of $50,000. The Gibson Dunn Escrow Fund shall be held in an interest bearing account in Lender's name at a financial institution selected by Lender in its sole discretion. All earnings or interest on the Gibson Dunn Escrow Fund shall be and become part of such Gibson Dunn Escrow Fund and shall be disbursed as provided in this paragraph 6(d). Upon payment in full of all Gibson Dunn TI/LC Obligations, provided no Event of Default is then continuing, Lender shall disburse to Borrower any and all funds remaining on deposit in the Gibson Dunn Escrow Fund. Until expended, applied or released as above provided, the Gibson Dunn Escrow Fund shall constitute additional security for the Debt. The Gibson Dunn Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender.

                  (e) Subject to the provisions of paragraph 6(g) below, Borrower shall pay to Lender on each Payment Date from and including August 1, 2003 up to and including July 1, 2006, the sum of $101,705 (the "MONTHLY MINIMUM OCCUPANCY RESERVE AMOUNT") which shall be deposited with and held by Lender for the tenant improvement and leasing commission obligations of Borrower (the "MINIMUM OCCUPANCY TI/LC OBLIGATIONS") with respect to that portion of the currently vacant space at the Trust Property (the "MINIMUM OCCUPANCY SPACE") that, if leased, would cause the occupancy level of the Trust Property to equal or exceed ninety-two percent (92%) (the "MINIMUM OCCUPANCY ESCROW FUND"). Lender shall make disbursements from the Minimum Occupancy Escrow Fund for any Minimum Occupancy TI/LC Obligations incurred by Borrower. Lender shall make disbursements as requested by Borrower on a monthly basis in increments of no less than $1,000.00 upon delivery by Borrower of Lender's standard form of draw request accompanied by copies of invoices for the amounts requested for such Minimum Occupancy TI/LC Obligations and, if required by Lender, for requests in excess of $50,000 (multiple payments made with respect to one tenant or contractor or other person shall be aggregated for such $50,000 limit), conditional lien waivers and releases from all parties furnishing materials and/or services in connection with the requested payment. Lender may issue joint checks payable to Borrower and the contractor or other person to whom payment is due with respect to any requested payment. Lender may require an inspection of the Trust Property at Borrower's expense prior to making a monthly disbursement in order to verify completion of improvements for which reimbursement or payment is sought which costs in the aggregate in excess of $50,000. The Minimum Occupancy Escrow Fund shall be held in an interest bearing account in Lender's name at a financial institution selected by Lender in its sole discretion. All earnings or interest on the Minimum Occupancy Escrow Fund shall be and become part of such Minimum Occupancy Escrow Fund and shall be disbursed as provided in this paragraph 6(e). Upon payment in full of all Minimum Occupancy TI/LC Obligations, provided no Event of Default is then continuing, Lender shall disburse to Borrower any and all funds remaining on deposit in the Minimum Occupancy Escrow Fund. Until expended, applied or released as above provided, the Minimum Occupancy Escrow Fund shall constitute additional security for the Debt. The Minimum Occupancy Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender.

                  (f) (i) Subject to the provisions of paragraph 6(g) below, Borrower shall pay to Lender (A) on each Payment Date the sum of $28,162 (the "MONTHLY REPLACEMENT ESCROW

AMOUNT") which shall be deposited with and held by Lender for capital improvements, replacements and repairs required to be made to the Trust Property during the calendar year and for any other work approved by Lender and (B) on each Payment Date the sum of $244,803.58 (the "MONTHLY LEASING ESCROW DEPOSIT"), which shall be deposited with and held by Lender for tenant improvement and leasing commission obligations incurred following the date hereof. In addition to the Monthly Replacement Escrow Amount and the Monthly Leasing Escrow Deposit, Borrower shall deposit the following amounts into the Replacement/Leasing Escrow Fund (as hereinafter defined): (1) on each Payment Date from and including October 1, 2004 up to and including September 1, 2005, all Excess Cash Flow (as defined in the Note), but only until such time as there has been deposited in the Replacement/Leasing Escrow Fund an additional amount of $522,320 for such period from and after October 1, 2004; (2) on each Payment Date from and including October 1, 2005 up to and including September 1, 2006, all Excess Cash Flow (as defined in the Note), but only until such time as there has been deposited in the Replacement/Leasing Escrow Fund an additional amount of $522,320 for such period from and after October 1, 2005, and (3) on each Payment Date from and including January 1, 2009, all Excess Cash Flow (as defined in the
Note), until such time as there has been deposited in the Replacement/Leasing Escrow Fund an additional amount of $3,000,000 for such period from and after January 1, 2009 (each of the deposits made pursuant to clauses (1), (2) and (3) above are hereinafter referred to as the "ADDITIONAL MONTHLY LEASING ESCROW DEPOSIT"; each of the Monthly Replacement Escrow Amounts, each of the Monthly Leasing Escrow Deposits and each of the Additional Monthly Leasing Escrow Deposits are collectively hereinafter referred to as the "REPLACEMENT/LEASING ESCROW FUND"). The amounts on deposit in the Replacement/Leasing Escrow Fund consisting of Monthly Replacement Escrow Amounts shall be hereinafter referred to as the "REPLACEMENT DEPOSITS" and the amounts on deposit in the Replacement/Leasing Escrow Fund consisting of Monthly Leasing Escrow Deposits and Additional Monthly Leasing Escrow Deposits shall be hereinafter referred to as the "LEASING DEPOSITS". Lender may reasonably reassess its estimate of the monthly amount necessary to be deposited into the Replacement/Leasing Escrow Fund and, upon notice to Borrower, Borrower shall be required to deposit into the Replacement/Leasing Escrow Fund each month such reassessed amount. Lender shall make disbursements from that portion of the Replacement/Leasing Escrow Fund consisting of Replacement Deposits as requested by Borrower, and approved by Lender in its sole discretion, no more frequently than once in any thirty
(30) day period of no less than $1,000.00 upon delivery by Borrower of Lender's standard form of draw request accompanied by copies of invoices for the amounts requested and, if required by Lender for requests in excess of $50,000.00 for a single item, conditional lien waivers and releases from all parties furnishing materials and/or services in connection with the requested payment. Lender shall make disbursements from that portion of the Replacement/Leasing Escrow Fund consisting of Leasing Deposits for expenses reasonably incurred by Borrower for new Leases, or extensions, modifications or renewals of existing Leases, entered into by Borrower in accordance with the provisions of paragraph 8 below, no more frequently than once in any thirty (30) day period in increments of no less than $1,000.00 upon delivery by Borrower of Lender's standard form of draw request accompanied by copies of invoices for the amounts requested for tenant improvements and leasing commissions, the newly executed Lease, extension, renewal, or modification (if not previously received by Lender) and, if required by Lender, for requests in excess of $50,000 (multiple payments made with respect to one tenant or contractor or other person shall be aggregated for such $50,000 limit), conditional lien waivers and releases from all parties furnishing materials and/or services in connection with the requested payment. Notwithstanding anything to the contrary contained herein, Borrower shall not be entitled to any funds from the Replacement/Leasing Escrow Fund with respect to any tenant improvements or leasing commissions allocable to the Gibson Dunn Space. Lender may issue joint checks payable to Borrower and the contractor or other person to whom payment is due with respect to any requested payment. Lender may require an inspection of the Trust Property at Borrower's expense prior to making a monthly disbursement in order to verify completion of improvements, replacements or repairs for which reimbursement or payment is sought which costs in the aggregate in excess of $50,000. The Replacement/Leasing Escrow Fund shall be held in an interest bearing account in Lender's name at a financial institution selected by Lender in its sole discretion. All earnings or interest on the Replacement/Leasing Escrow Fund shall be and become part of such Replacement/Leasing Escrow Fund and shall be disbursed as provided in this paragraph 6(f). Until expended or applied as above provided, the Replacement/Leasing Escrow Fund shall constitute additional security for the Debt. The Replacement/Leasing Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender.

                  (ii) Notwithstanding the foregoing, Borrower shall not be obligated to make any Monthly Leasing Escrow Deposits or Monthly Replacement Escrow Amount deposits unless and until an NOI Trigger Event (as hereinafter defined) occurs (it being agreed and acknowledged that Borrower shall be obligated to make the Additional Monthly Leasing Escrow Deposits irrespective of whether an NOI Trigger Event exists). From and after the occurrence and during the continuance of an NOI Trigger Event, (A) Borrower shall deposit on each Payment Date all Excess Cash Flow (as defined in the Note) into the Replacement/Leasing Escrow Fund until the amount on deposit in the Replacement/Leasing Escrow Fund equals (1) the product of (y) the Monthly Leasing Escrow Deposit and (z) the number of months that the Loans have then been outstanding, less (2) any amounts previously expended by Borrower for tenant improvements, leasing commissions, capital improvements, replacements and/or repairs for which Borrower would have otherwise been entitled to disbursements from the Replacement/Leasing Escrow Fund pursuant to and in accordance with paragraph 6(f)(i) in the event that Borrower had been making Monthly Leasing Escrow Deposits and deposits of Monthly Replacement Escrow Amounts pursuant to and in accordance with paragraph 6(f)(i) and for which Borrower submits to Lender such invoices or other evidence of such expenditures as Lender may reasonably require (the amount of such deposit is hereinafter referred to as the "LEASING ESCROW FUND CATCH-UP DEPOSIT"), and (B) from and after the month immediately following the month in which the amount on deposit in the Replacement/Leasing Escrow Fund equals the Leasing Escrow Fund Catch-Up Deposit, Borrower shall deposit on each Payment Date the Monthly Leasing Escrow Deposit and the Monthly Replacement Escrow Amount.

                  (iii) For purposes of this paragraph 6(f), (A) "NOI TRIGGER EVENT" shall mean any period commencing on the date in which it is determined that the Net Operating Income for the calendar quarter immediately preceding the date of such calculation is less than $23,000,000 and which shall be deemed to continue until such time as the Net Operating Income equals or exceeds $23,000,000 for two consecutive calendar quarters, (B) "NET OPERATING INCOME" shall mean as of any date, (1) the annualized Gross Income from Operations (as hereinafter defined) based on Leases In Place as of the most recently ended calendar quarter less (2) the actual Operating Expenses incurred during the preceding period of twelve consecutive calendar months ending on the last day of the most recently ended calendar quarter (as adjusted pursuant to the definition of "Operating Expenses" below), as reasonably determined by Lender and in accordance with current rating agency criteria, (C) "GROSS INCOME FROM OPERATIONS" shall mean all income, computed in accordance with GAAP (as hereinafter defined), except as otherwise provided herein, derived from the ownership and operation of the Trust Property from whatever source, including, but not limited to, rents, utility charges, escalations, forfeited security deposits, service fees or charges, license fees, parking fees, and other pass-throughs or reimbursements paid by tenants under Leases In Place with respect to the Trust Property of any nature (adjusted for projected increases in fixed expenses as provided in the definition of "Expenses" herein) but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any government or governmental agency, refunds and uncollectible accounts, interest on credit accounts, any one-time or other non-periodic payments by tenants under their respective Leases other than pre-paid rent by tenants (except that such prepaid rent shall not be deemed income until the occurrence of the month in which such pre-paid rent was otherwise payable), proceeds of casualty insurance and condemnation awards (other than business interruption or other loss of income insurance) and any disbursements to Borrower from any escrow fund established pursuant to any Loan Document, (D) "LEASES IN PLACE" shall mean Leases of space at the Trust Property under which the tenant has accepted the demised premises, opened for business and is then obligated to pay rent (provided that Borrower shall not receive credit for rent payable under such Lease during the period commencing on the latter to occur of the date that is twelve (12) months prior to the expiration of the Lease term or the date that the renewal or extension option in the Lease, if any, expires, if
(1) the Lease has not been renewed or extended pursuant to and in accordance with the Lease, or (2) a replacement tenant has not executed a Lease for all or a portion of the space then subject to the related Lease in Place in accordance with the provisions of this Deed of Trust (but in the case of this clause (2), Borrower shall only receive credit for rent payable under such Lease to the extent of the space so re-let), and with respect to which no bankruptcy proceeding has been commenced against the tenant that has not been dismissed; provided that if a tenant that has a long-term unsecured debt rating of at least "BBB-" or its equivalent ("investment grade") and no worse than a "stable" outlook by any two of S&P, Moody's and/or Fitch, such tenant shall not be required to be open for business; provided, further, that if a Lease In Place is subject to any unescrowed rent concession or credit, such unescrowed rent concession or credit shall be deducted from the rent payable under such Lease In Place when determining the rent payable under such Leases In Place, provided that such rent concession or credit shall be amortized over the primary lease term (excluding any extension options), provided such primary lease term shall be reduced by assuming that any and all lease cancellation options contained in such Lease are exercised. Above market rents payable under Leases In Place will be adjusted, in Lender's reasonable determination, down to the applicable market rents when determining the rent payable under such Lease In Place if the tenant thereunder is not investment grade. (For purposes of this paragraph, Gibson, Dunn & Crutcher LLP, Wells Fargo Bank, National Association and LAUSD will be deemed to constitute investment grade tenants.), and (E) "OPERATING EXPENSES" shall mean the total of all expenditures by Borrower, computed in accordance with generally accepted accounting principles or the method used in connection with the financial statements of Borrower delivered to Lender in connection with the closing of the Loans ("GAAP"), except as otherwise provided herein, of whatever kind relating to the operation, maintenance and management of the Trust Property that are incurred on a regular monthly or other periodic basis, including without limitation, utilities, telecom costs, ordinary repairs and maintenance, insurance, license fees, property taxes and assessments, advertising and marketing expenses, legal (other than costs and expenses relating to the Loans) and accounting fees, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by Lender for expenditures not included in the Approved Annual Budget (as defined in the Note) for the Trust Property, and other similar costs (with adjustments thereto with respect to changes in fixed costs based upon the most recently available information to Borrower), but excluding capital expenditures for the Trust Property, tenant improvement costs and leasing commissions for the Trust Property, depreciation, debt service, contributions to any reserves required under the Loan Documents and extraordinary, non-recurring expenses. To the extent that the definitions of Net Operating Income, Gross Income from Operations, Operating Expenses and Leases in Place deviate from GAAP, the definitions of such terms contained herein shall govern.

                  (g) (i) In lieu of making the payments to either of the Gibson Dunn Escrow Fund, the Outstanding Tenant Allowance Escrow Fund, the Minimum Occupancy Escrow Fund or the Replacement/Leasing Escrow Fund, Borrower may deliver to Lender one or more Letters of Credit (as hereinafter defined) in accordance with the provisions of this Section 6(g). Additionally, Borrower may deliver to Lender one or more Letters of Credit in accordance with the provisions of this Section 6(g) in lieu of deposits previously made to the Gibson Dunn Escrow Fund, the Outstanding Tenant Allowance Escrow Fund, the Minimum Occupancy Escrow Fund or the Replacement/Leasing Escrow Fund and upon such delivery, provided that no Event of Default is then continuing, obtain the release of such amounts previously deposited. The aggregate amount of proceeds available to be drawn under the Letters of Credit and cash on deposit in the Gibson Dunn Escrow Fund, the Outstanding Tenant Allowance Escrow Fund, the Minimum Occupancy Escrow Fund or the Replacement/Leasing Escrow Fund, as applicable, shall at all times be at least equal to the aggregate amount which Borrower is then required to have on deposit in the Gibson Dunn Escrow Fund, the Outstanding Tenant Allowance Escrow Fund, the Minimum Occupancy Escrow Fund and/or the Replacement/Leasing Escrow Fund, as applicable, pursuant to this Deed of Trust. Borrower shall give Lender no less than thirty (30) days notice of Borrower's election to deliver a Letter of Credit and Borrower shall pay to Lender all of Lender's reasonable out-of-pocket costs and expenses in connection therewith. Borrower shall not be entitled to draw from any such Letter of Credit. Upon thirty (30) days notice to Lender, Borrower may replace a Letter of Credit with a cash deposit to the Gibson Dunn Escrow Fund, the Outstanding Tenant Allowance Escrow Fund, the Minimum Occupancy Escrow Fund or the Replacement/Leasing Escrow Fund. Prior to the return of a Letter of Credit, Borrower shall deposit an amount equal to the amount that would have accumulated in the Gibson Dunn Escrow Fund, the Outstanding Tenant Allowance Escrow Fund, the Minimum Occupancy Escrow Fund or the Replacement/Leasing Escrow Fund, as applicable, and not been disbursed in accordance with this Deed of Trust if such Letter of Credit had not been delivered. Each Letter of Credit delivered under this Deed of Trust shall be additional security for the payment of the Debt. Upon the occurrence of an Event of Default, Lender shall have the right, at its option, to draw on any Letter of Credit and to apply all or any part thereof to the payment of the items for which such Letter of Credit was established or to apply each such Letter of Credit to payment of the Debt in such order, proportion or priority as Lender may determine. On the Maturity Date, any such Letter of Credit may be applied to reduce the Debt. In addition to any other right Lender may have to draw upon a Letter of Credit pursuant to the terms and conditions of this Deed of Trust, unless Borrower has deposited cash in the applicable reserve fund sufficient to replace the Letter of Credit as provided above, Lender shall have the additional rights to draw in full any Letter of Credit: (a) with respect to any evergreen Letter of Credit, if Lender has received a notice from the issuing bank that the Letter of Credit will not be renewed and a substitute Letter of Credit is not provided at least ten (10) Business Days prior to the date on which the outstanding Letter of Credit is scheduled to expire; (b) with respect to any Letter of Credit with a stated expiration date, if Lender has not received a notice from the issuing bank that it has renewed the Letter of Credit at least ten (10) Business Days prior to the date on which such Letter of Credit is scheduled to expire and a substitute Letter of Credit is not provided at least ten (10) Business Days prior to the date on which the outstanding Letter of Credit is scheduled to expire; (c) upon receipt of notice from the issuing bank that the Letter of Credit will be terminated (except if the termination of such Letter of Credit is permitted pursuant to the terms and conditions of this Deed of Trust or a substitute Letter of Credit is provided); or (d) if Lender has received notice that the bank issuing the Letter of Credit shall cease to be an Eligible Institution (as hereinafter defined) and Borrower has not provided a substitute Letter of Credit or deposited cash to replace the Letter of Credit within five (5) days after Lender has received such notice. In the event that Lender draws in full any Letter of Credit as a result of any of the events described in clauses (a)-(d) above, provided there is no Event of Default then continuing, (x) Lender shall deposit all proceeds of such Letter of Credit in the applicable reserve fund that was not being funded with monthly cash deposits as a result of such Letter of Credit having been posted and (y) if the proceeds of such Letter of Credit exceed the amount that would have otherwise been on deposit in such reserve fund in the event that Borrower had not posted such Letter of Credit, any excess amounts shall remain on deposit in such reserve fund and shall be credited against Borrower's future deposit obligations into such reserve fund. Notwithstanding anything to the contrary contained in the above, Lender is not obligated to draw any Letter of Credit upon the happening of an event specified in (a), (b), (c) or (d) above and shall not be liable for any losses sustained by Borrower due to the insolvency of the bank issuing the Letter of Credit if Lender has not drawn the Letter of Credit.

                  (ii) For the purposes of this Section 6(e), (A) "LETTER OF CREDIT" shall mean an irrevocable, unconditional, transferable, clean sight draft letter of credit acceptable to Lender and the Rating Agencies (either an evergreen letter of credit or one which does not expire until at least thirty (30) days after the Maturity Date) for which Borrower shall have no reimbursement obligation and which reimbursement obligation is not secured by the Trust Property or any other property pledged to secure the Note in favor of Lender and entitling Lender to draw thereon in New York, New York, issued by a domestic Eligible Institution or the U.S. agency or branch of a foreign Eligible Institution. If at any time the bank issuing any such Letter of Credit shall cease to be an Eligible Institution, subject to Borrower's rights under clause (d) of paragraph 6(e)(i) above, Lender shall have the right to draw down the same in full and hold the proceeds of such draw in accordance with the applicable provisions hereof and (B) "ELIGIBLE INSTITUTION" shall mean a federal or state chartered depository institution or trust company insured by the Federal Deposit Insurance Corporation the short term unsecured debt obligations or commercial paper of which are rated at least A-l by S&P, P-l by Moody's, and F-1+ by Fitch, Inc. in the case of accounts in which funds are held for thirty (30) days or less or, in the case of Letters of Credit or accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least "AA" by Fitch and S&P and "Aa2" by Moody's.

                  (h) Borrower hereby pledges to Lender and grants to Lender a security interest in any and all monies now or hereafter deposited in the Tax and Insurance Impound Fund, the Deferred Maintenance Escrow Fund, the Gibson Dunn Escrow Fund and the Replacement/Leasing Escrow Fund (collectively, the "FUNDS") as additional security for the payment of the Debt. Upon the occurrence of an Event of Default and prior to the acceptance of a cure thereof by Lender, Lender shall have no obligation to disburse any amounts held in the Funds to the Borrower and may apply any sums then present in such funds to the payment of the Debt in any order in its sole discretion. All reasonable third party out-of-pocket costs and expenses incurred by Lender in the disbursement of any of the Funds, if any, shall be paid by Borrower promptly upon demand. The Funds shall be held in a segregated account in Lender's name at a financial institution selected by Lender in its sole discretion. At the direction of Borrower, Lender shall deposit the amounts held in the Funds in Permitted Investments (as defined herein) selected by Borrower. All investment earnings on the Funds shall be (i) added to and become part of its respective Fund, (ii) taxed as income of the Borrower, (iii) for the benefit of Borrower, subject to Lender's rights pursuant to this Deed of Trust, and (iv) disbursed in accordance herewith. Lender shall not be responsible for any losses resulting from the investment of the Funds or for obtaining any specific level or percentage of earnings on such investment.

                  (i) (i) Subject to the provisions of subparagraph (i)(ii) below, for the purposes of this Deed of Trust, the term "PERMITTED INVESTMENTS" shall mean any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by Servicer (defined herein), the trustee under any Securitization or any of their respective affiliates, payable on demand or having a maturity date not later than the Business Day immediately prior to the first Payment Date following the date of acquiring such investment (and in no event having maturities of more than 365 days) and meeting one of the appropriate standards set forth below: (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Fanners Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity; (ii) Federal Housing Administration debentures; (iii) obligations of the following United States government sponsored agencies: Federal Home Loans Mortgage Corp. (debt obligations), the Farm Credit System (consolidated system wide bonds and notes), the Federal Home Loans Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity; (iv) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (defined herein) (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities issued in connection with a Securitization or any class thereof); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity; (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities (as defined in the Cooperation Letter) or any class thereof); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity; (vi) debt obligations with maturities of not more than three hundred sixty-five (365) days and at all times rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities or any class thereof) in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity; (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than three hundred sixty-five
(365) days and that at all times is rated by each Rating Agency (or, if not rated by all

Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities or any class thereof) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity; and (viii) other security, obligation or investment which has been approved as a Permitted Investment in writing by (a) Lender and (b) each Rating Agency, as evidenced by a written confirmation that the designation of such security, obligation or investment as a Permitted Investment will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities, or any class thereof, by such Rating Agency; provided, however, that no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments or (B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of one hundred twenty percent (120%) of the yield to maturity at par of such underlying investment. Notwithstanding anything to the contrary contained herein, the Permitted Investments (i) through
(ix) above must have a Moody's rating of (a) "A2 or P-1" if such investment has a maximum maturity of one (1) month, (b) "A1 and P-1" if such investment has a maximum maturity of three (3) months, (c) "Aa3 and P-1" if such investment has a maximum maturity of six (6) months and (d) "AAA and P-1" if such investment has a maximum maturity of more than six (6) months.

                  (ii) At any time when Borrower is not permitted under the Loan Documents to select Permitted Investments, then for the purposes of this Deed of Trust, the term "PERMITTED INVESTMENTS" shall mean any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by Servicer (defined herein), the trustee under any Securitization or any of their respective Affiliates, payable on demand or having a maturity date not later than the Business Day immediately prior to the first Payment Date following the date of acquiring such investment (and in no event having maturities of more than 365 days) and meeting one of the appropriate standards set forth below: (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any Person controlled or supervised by and acting as an instrumentality of the United States pursuant to authority granted by the Congress of the United States provided such obligations are backed by the full faith and credit of the United States of America and are one of the following: obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the General Services Administration (participation certificates), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates) or the U.S. Department of Housing and Urban Development (local authority bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity; (ii) Federal Housing Administration debentures; and (iii) obligations of the following United States government sponsored agencies:
Federal Home Loans Mortgage Corp. (debt obligations), the Farm Credit System (consolidated system wide bonds and notes), the Federal Home Loans Banks (consolidated debt obligations) and the Federal National Mortgage Association (debt obligations); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity; provided, however, that no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments or (B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of one hundred twenty percent (120%) of the yield to maturity at par of such underlying investment. Notwithstanding anything to the contrary contained herein, the Permitted Investments (i) through (ix) above must have a Moody's rating of (a) "A2 or P-1" if such investment has a maximum maturity of one (1) month, (b) "A1 and P-1" if such investment has a maximum maturity of three (3) months, (c) "Aa3 and P-1" if such investment has a maximum maturity of six (6) months and (d) "AAA and P-1" if such investment has a maximum maturity of more than six (6) months.

                  7. ALTERATIONS. Borrower shall obtain Lender's prior written consent, which consent shall not be unreasonably withheld or delayed, to any alterations to the Improvements, the cost of which is reasonably anticipated to exceed $1,000,000 (the "THRESHOLD AMOUNT") or that will have a material adverse effect on Borrower's financial condition, the use, operation or value of the Trust Property or the net operating income with respect to the Trust Property, other than (a) tenant improvement work performed pursuant to the terms of any Lease executed on or before the date hereof, (b) tenant improvement work performed pursuant to the terms and provisions of a Lease executed after the date hereof and not adversely affecting any structural component of any Improvements, any utility or HVAC system contained in any Improvements or the exterior of any building constituting a part of any Improvements (it being understood that the foregoing provision shall not require Lender's consent to Tenants' exterior signage pursuant to any Lease approved by Lender in accordance with the terms and provisions of this Deed of Trust) or (c) alterations performed in connection with the restoration of the Trust Property after the occurrence of a Casualty or Condemnation in accordance with the terms and provisions of this Deed of Trust. If Lender fails to respond to a request for consent under this paragraph 7 within ten (10) Business Days of receipt thereof, such consent shall be deemed granted, provided that such request shall have been accompanied by all information requested by Lender or reasonably necessary for Lender to evaluate such request and shall have clearly stated, in 14 point type or greater, that if Lender fails to respond to such request within ten (10) Business Days, Lender's consent shall be deemed to have been granted. If Lender refuses to grant such consent, Lender shall specify in writing the reasons for such refusal. Any approval by Lender of the plans, specifications or working drawings for alterations of the Trust Property shall not create responsibility or liability on behalf of Lender for their completeness, design, sufficiency or their compliance with applicable laws. Lender may condition any such approval upon receipt of a certificate of compliance with applicable laws from an independent architect, engineer, or other person reasonably acceptable to Lender. If the total unpaid amounts due and payable with respect to alterations to the Improvements (other than such amounts to be paid or reimbursed by tenants under the Leases or paid from escrow accounts established hereunder) shall at any time exceed the Threshold Amount, Borrower shall promptly deliver to Lender as security for the payment of such amounts and as additional security for Borrower's obligations under the Loan Documents any of the following: (1) cash, (2) U.S. Treasury securities, (3) other securities having a rating acceptable to Lender and that the applicable Rating Agencies (hereinafter defined) have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any securitization of the Loans (a "SECURITIZATION"), or if a Securitization has not occurred, any ratings to be assigned in connection with a Securitization, or (4) a Letter of Credit. Such security shall be in an amount equal to the excess of the total unpaid amounts with respect to alterations to the Improvements (other than such amounts to be paid or reimbursed by tenants under the Leases or from escrow accounts established hereunder) over the Threshold Amount. Upon completion of the alterations to the satisfaction of Lender in its reasonable discretion Lender shall promptly return to Borrower such additional security. For purposes of this Deed of Trust, "RATING AGENCIES" shall mean, prior to the final Securitization of the Loans, each of S&P, Moody's and Fitch, Inc., or any other nationally recognized statistical rating agency which has been designated by Lender and, after the final Securitization of the Loans, shall mean any of the foregoing that have rated any Securities.

                  8.       LEASES AND RENTS.

                  (a) Borrower does hereby absolutely and unconditionally assigns to Lender, all Borrower's right, title and interest in all current and future Leases and Rents, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Lender shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon Lender. Borrower agrees to execute and deliver to Lender such additional instruments, in form and substance satisfactory to Lender, as may hereafter be requested by Lender to further evidence and confirm such assignment. Nevertheless, subject to the terms of this paragraph, Lender grants to Borrower a revocable license to operate and manage the Trust Property and to collect the Rents. Borrower shall hold the Rents, or a portion thereof, sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums. Upon the occurrence of an Event of Default and prior to the acceptance of a cure thereof by Lender, without the need for notice or demand, the license granted to Borrower herein shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents, whether or not Lender enters upon or takes control of the Trust Property. Upon the acceptance by Lender of a cure of any Event of Default, Lender shall reinstate the license granted to Borrower herein. Lender is hereby granted and assigned by Borrower the right, at its option, upon revocation of the license granted herein, to enter upon the Trust Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license may be applied toward payment of the Debt in such priority and proportions as Lender in its sole discretion shall deem proper.

                  (b) All Leases shall be subordinate to this Deed of Trust and the tenant thereunder shall agree to attorn to Lender either pursuant to the Lease or a subordination, nondisturbance and attornment agreement executed by such tenant and Lender. None of the

Leases shall contain any option to purchase, any right of first refusal to purchase or any right to terminate the lease term (except for termination rights
(i) set forth in Leases executed prior to, or on, the date hereof or (ii) arising from a taking or the destruction of all or substantially all of the Trust Property or all or substantially all of a tenant's demised premises). Leases executed after the date hereof shall not contain any provisions which adversely affect the Trust Property or which might adversely affect the rights of any holder of the Loans without the prior written consent of Lender. Each tenant shall conduct business only in that portion of the Trust Property covered by its lease. Upon request, Borrower shall furnish Lender with executed copies of all Leases.

                  (c) Borrower shall not, without the prior consent of Lender, which consent shall not be unreasonably withheld or conditioned (i) enter into any Lease of all or any part of the Trust Property in excess of 27,013 rentable square feet (a "MAJOR LEASE"), (ii) cancel, terminate (other than as a result of a tenant default thereunder), abridge or otherwise modify the terms of any Major Lease unless such action is required by the terms thereof, or accept a surrender thereof, (iii) consent to any assignment of or subletting under any Major Lease not in accordance with its terms, (iv) cancel, terminate, abridge or otherwise modify any guaranty of any Major Lease or the terms thereof, (v) accept prepayments of installments of Rents for a period of more than one (1) month in advance (other than estimated payments of reimbursable expenses paid by tenants pursuant to their Leases) or (vi) further assign the whole or any part of the Leases or the Rents. If Lender fails to respond to a request for consent under this paragraph 8(c) within ten (10) Business Days of receipt thereof, such consent shall be deemed granted, provided that such request shall have been accompanied by all information requested by Lender or reasonably necessary for Lender to evaluate such request and shall have clearly stated, in 14 point type or greater, that if Lender fails to respond to such request within ten (10) Business Days, Lender's consent shall be deemed to have been granted. In the event that Lender refuses to grant any such consent, Lender shall specify in writing the reasons for such refusal. In addition, Borrower shall not (A) lease all or any part of the Trust Property,
(B) cancel, terminate (other than as a result of a tenant default thereunder), abridge or otherwise modify the terms of any Lease, or accept a surrender thereof, (C) consent to any assignment of or subletting under any Lease not in accordance with its terms or (D) cancel, terminate, abridge or otherwise modify any guaranty of any Lease or the terms thereof, unless such actions are exercised for a commercially reasonable purpose in arms-length transactions for market rate terms.

                  (d) Borrower (i) shall observe and perform all the material obligations imposed upon the lessor, grantor or licensor, as applicable, under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of default which Borrower shall send or receive thereunder; (iii) shall enforce all the material terms, covenants and conditions contained in the Leases upon the part of the lessee, grantee or licensee, as applicable, thereunder to be observed or performed, short of termination thereof (unless by reason of default thereunder); (iv) shall not collect any of the Rents (other than estimated payments of reimbursable expenses paid by tenants pursuant to their Leases) more than one (1) month in advance;
(v) shall not execute any other assignment of the lessor's interest in the Leases or the Rents; (vi) shall, upon request of Lender, request and use commercially reasonable efforts to obtain and deliver to Lender tenant estoppel certificates from each commercial tenant at the Trust Property in form and substance reasonably satisfactory to Lender, provided that Borrower shall not be required to deliver such certificates more frequently than two (2) times in any calendar year; and (vii) shall execute and deliver at the request of Lender all such further assurances, confirmations and assignments in connection with the Trust Property as Lender shall from time to time reasonably require.

                  (e) All security deposits of tenants, whether held in cash or any other form, shall not be commingled with any other funds of Borrower and, if cash, shall be deposited by Borrower at such commercial or savings bank or banks, or otherwise held in compliance with applicable law, as may be reasonably satisfactory to Lender. Any bond or other instrument which Borrower is permitted to hold in lieu of cash security deposits under any applicable legal requirements shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as hereinabove described, shall (if issued after the date hereof) be fully assignable to Lender and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of Borrower's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Borrower shall, upon Lender's request, if permitted by any applicable legal requirements, rum over to Lender the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the Trust Property, to be held by Lender subject to the terms of the Leases.

                  9. MAINTENANCE AND USE OF TRUST PROPERTY. Borrower shall cause the Trust Property to be maintained in a good and safe condition and repair. The Improvements and the Equipment shall not be removed, demolished or materially altered without the consent of Lender except for (a) tenant improvements permitted to be made without the consent of Lender pursuant to the express terms of any Lease approved or deemed approved by Lender pursuant to paragraph 8 hereof, (b) normal replacement of the Equipment and (c) work required to be made by reason of the occurrence of an emergency (i.e., an unexpected event which threatens imminent harm to persons or the Trust Property) and with respect to which it would be impracticable, under the circumstances, to obtain Lender's prior consent thereto, provided that Borrower shall notify Lender as promptly as practicable with respect to any such emergency work performed by Borrower. Borrower shall promptly comply in all material respects with all laws, orders and ordinances affecting Borrower and the Trust Property (including, without limitation, Prescribed Laws), or the use thereof; provided, however, that after prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, such law, order and/or ordinance, provided that (i) no Event of Default has occurred and is continuing;
(ii) such proceeding shall not be prohibited by the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable statutes, laws and ordinances; (iii) neither the Trust Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (iv) Borrower shall promptly upon final determination thereof comply with such law, order and/or ordinance and pay all costs, interest and penalties which may be payable in connection therewith; and
(v) such proceeding shall suspend the requirement of Borrower to comply with such law, order and/or ordinance. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Trust Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Trust Property is or shall become a nonconforming use, Borrower will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Lender. Borrower shall not (i) change the use of the Trust Property, (ii) permit or suffer to occur any waste on or to the Trust Property or to any portion thereof or (iii) take any steps whatsoever to convert the Trust Property, or any portion thereof, to a condominium or cooperative form of management, other than in accordance with paragraph 10(i) hereof. Borrower will not install or permit to be installed on the Premises any underground storage tank.

                  10.      TRANSFER OR ENCUMBRANCE OF THE TRUST PROPERTY.

                  (a) Borrower acknowledges that Lender has examined and relied on the credit worthiness and experience of Borrower in owning and operating properties such as the Trust Property in agreeing to make the Loans, and that Lender will continue to rely on Borrower's ownership of the Trust Property as a means of maintaining the value of the Trust Property as security for repayment of the Debt. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Trust Property so as to ensure that, should Borrower default in the repayment of the Debt, Lender can recover the Debt by a sale of the Trust Property. For purposes of this paragraph 10, an "AFFILIATED MANAGER" shall mean any managing agent of the Trust Property (other than Maguire Services, Inc.) in which Borrower or the OP or any other guarantor of the Debt (the OP or any other such guarantor, "GUARANTOR") has, directly or indirectly, any legal, beneficial or economic interest; a "RESTRICTED PARTY" shall mean Borrower, the Guarantor, or any Affiliated Manager or any shareholder, partner, member or non-member manager, or any direct or indirect legal or beneficial owner, of Borrower, the Guarantor, or any Affiliated Manager (other than Maguire Properties, Inc. (the "REIT" ), any Permitted Institutional Transferee (as hereinafter defined) or any Person owning a direct or indirect interest in the REIT, the OP or any Permitted Institutional Transferee); and a "SALE OR PLEDGE" shall mean a voluntary or involuntary sale, conveyance, transfer or pledge of a legal or beneficial interest.

                  (b) Except as expressly permitted pursuant to paragraph 10(h) hereof, Borrower shall not sell, convey, mortgage, grant, bargain, encumber, pledge, assign, grant options with respect to, or otherwise transfer or dispose of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) the Trust Property or any part thereof or any legal or beneficial interest therein or permit a Sale or Pledge of an interest in any Restricted Party (collectively a "TRANSFER"), other than pursuant to Leases of space in the Improvements to tenants in accordance with the provisions of paragraph 8, without the prior written consent of Lender.

                  (c) A Transfer shall include, but not be limited to, (i) an installment sales agreement wherein Borrower agrees to sell the Trust Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Trust Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (iii) if a Restricted Party is a corporation, any merger, consolidation or Sale or Pledge of such corporation's stock or the creation or issuance of new stock such that more than ten percent (10%) of such corporation's stock shall be vested in a party or parties who are not stockholders as of the date hereof; (iv) if a Restricted Party is a limited or general partnership or joint venture, any merger or consolidation of such Restricted Party or the change, removal, resignation or addition of a general partner thereof or the Sale or Pledge of the partnership interest of any general partner of such Restricted Party or any profits or proceeds relating to such partnership interest, or the Sale or Pledge of limited partnership interests of such Restricted Party or any profits or proceeds relating to such limited partnership interests or the creation or issuance of new limited partnership interests of such Restricted Party; (v) if a Restricted Party is a limited liability company, any merger or consolidation of such Restricted Party or the change, removal, resignation or addition of a managing member or non-member manager (or if no managing member, any member) of such Restricted Party or the Sale or Pledge of the membership interest of a managing member (or if no managing member, any member) of such Restricted Party or any profits or proceeds relating to such membership interest, or the Sale or Pledge of non-managing membership interests of such Restricted Party or the creation or issuance of new non-managing membership interests of such Restricted Party such that more than ten percent (10%) of such limited liability company's non-managing membership interest shall be vested in a party or parties who are not members as of the date hereof; (vi) if a Restricted Party is a trust or nominee trust, any merger, consolidation or the Sale or Pledge of the legal or beneficial interest in a Restricted Party or the creation or issuance of new legal or beneficial interests; or (vii) the removal or the resignation of the managing agent (including, without limitation, an Affiliated Manager) without Lender's consent other than in accordance with paragraph 59.

                  (d) Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Trust Property in violation of this paragraph 10 without Lender's consent. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Trust Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Trust Property.

                  (e) Lender's consent to one sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Trust Property shall not be deemed to be a waiver of Lender's right to require such consent to any future occurrence of same. Any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Trust Property made in contravention of this paragraph shall be null and void and of no force and effect.

                  (f) Borrower agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Lender in connection with the review, approval and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer.

                  (g) Notwithstanding anything to the contrary contained in this paragraph 10, so long as any guaranty of any portion of the Loans by Robert
F. Maguire III and/or any of his Affiliates is in effect (other than (i) that certain Non-Recourse Guaranty dated as of the date hereof made by Robert F. Maguire III for the benefit of Lender, (ii) that certain Non-Recourse Guaranty dated as of the date hereof made by the OP for the benefit of Lender and (iii) any similar non-recourse guaranty in favor of Lender given in substitution for the foregoing items (i) or (ii)), then at no time that any portion of the Loans remains outstanding shall Robert F. Maguire and/or any of his Affiliates own, directly or indirectly (including through any Affiliate), more than fifty-eight percent (58%) of the aggregate percentage interests in the Borrower unless, in connection with any increase in such ownership, (x) the conditions set forth in subparagraphs 10(h)(i)(C) through (F) are or remain satisfied, and (y) if requested by any Rating Agency, Borrower shall deliver a non-consolidation opinion acceptable to Lender and the Rating Agencies with respect to such transfer which may be relied upon by Lender, the Rating Agencies and their respective counsel and successors and assigns; provided, however, that the restrictions in this Paragraph 10(g) shall no longer be effective upon the acquisition by the OP of 100% of the membership interests in Borrower Manager (as hereinafter defined) and Borrower Member (as hereinafter defined).

                  (h) Notwithstanding anything to the contrary contained in this paragraph 10 (including, without limitation, paragraph 10(b) and paragraph 10(c)), other than paragraph 10(g), the following Transfers shall not require the prior written consent of Lender:

                  (i) Transfers of direct or indirect interests in any Restricted Party provided that the following conditions are satisfied:

                           A.       after taking into account any prior
                                    Transfers pursuant to this subparagraph, whether to the proposed transferee or otherwise, no such Transfer (or series of Transfers) shall result in (1) the proposed transferee, together with all members of his/her immediate family or any Affiliates thereof, owning in the aggregate (directly, indirectly or beneficially) more than forty-nine percent (49%) of the interests in Borrower (or any entity directly or indirectly holding an interest in Borrower that is a Restricted Party), or (2) a Transfer in the aggregate of more than forty-nine percent (49%) of the interests in Borrower as of the date hereof, except in either case for Transfers to a direct or indirect interest holder of Borrower as of the date hereof, or any Affiliate thereof, provided that if reasonably requested by Lender or if requested by any Rating Agency, Borrower shall deliver a non-consolidation opinion acceptable to Lender and the Rating Agencies with respect to such transferee which may be relied upon by Lender, the Rating Agencies and their respective counsel and successors and assigns;

                           B. after giving effect to such Transfer, the REIT shall continue to own not less than a fifty-one percent (51%) direct general and/or limited partnership interest in the OP and the REIT shall continue to Control (hereinafter defined) Borrower and, subject to the rights of Manager under the Management Agreement (or any replacement manager under a replacement management agreement with respect to the Trust Property, each as approved by Lender in accordance with paragraph 59 of this Deed of Trust), the day to day operations of the Trust Property;

                           C. Borrower shall give Lender notice of such Transfer together with copies of all instruments effecting such transfer not less than ten (10) days prior to the date of such Transfer;

                           D. no Event of Default or event which with the giving of notice or the passage of time would constitute an Event of Default shall have occurred and remain uncured;

                           E. the single purpose nature and bankruptcy remoteness of Borrower and its shareholders, partners or members after such transfer, shall satisfy Lender's then current applicable underwriting criteria and requirements; and

                           F. Lender shall have received payment of, or reimbursement for, all costs and expenses incurred by Lender in connection with such Transfer (including, but not limited to, reasonable attorneys' fees and costs and expenses of the Rating Agencies).

                           Notwithstanding the foregoing, in the event that such Transfer is by a limited partner of the OP of such limited partner's limited partnership interest in the OP, then Borrower shall not be required to satisfy subparagraphs (i)(C) or (i)(F) above so long as Borrower has satisfied subparagraphs (i)(A), (i)(B), (i)(D) and (i)(E) above.

                  (ii) Transfers of direct or indirect interests in any Restricted Party to a Permitted Institutional Transferee (hereinafter defined) provided that the following conditions are satisfied:

                           A. no Event of Default or event which with the giving of notice or the passage of time would constitute an Event of Default shall have occurred and remain uncured;

                           B. After such Transfer, fifty-one percent (51 %) or greater of the direct or indirect interests of Borrower shall be owned by a Permitted Institutional Transferee;

                           C.       Borrower shall deliver to Lender a
                                    non-consolidation opinion acceptable to
                                    Lender and the Rating Agencies which may be relied upon by Lender, the Rating Agencies and their respective counsel and successor and assigns;

                           D. Lender shall have confirmations in writing from the Rating Agencies to the effect that such Transfer will not result in a requalification, downgrade or withdrawal of any current securities ratings assigned in a Securitization;

                           E. Borrower shall give Lender notice of such transfer together with copies of all instruments effecting such transfer not less than ten (10) days prior to the date of such Transfer;

                           F. the single purpose nature and bankruptcy remoteness of Borrower and its shareholders, partners or members after such Transfer, shall satisfy Lender's then current applicable underwriting criteria and requirements; and

                           G. Lender shall have received payment of, or reimbursement for, all costs and expenses incurred by Lender in connection with such Transfer (including, but not limited to, reasonable attorneys' fees and costs and expenses of the Rating Agencies).

                  For the purposes of this paragraph the term "PERMITTED INSTITUTIONAL TRANSFEREE" means (a) one or more of the following: (i) a real estate investment trust, bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan,
(ii) investment company, money management firm or "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, (iii) an institution substantially similar to any of the foregoing or
(iv) any entity Controlled (hereinafter defined) by any of the entities described in clauses (i), (ii) or (iii) above which in each case (A) has total assets (in name or under management) in excess of $600,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity of $250,000,000 and (B) is regularly engaged in the business of making or owning commercial real estate loans or operating commercial mortgage properties or (b) any entity formed for the purpose of owning or investing in commercial property and issuing syndication interests that is approved by Lender, such approval not to be unreasonably withheld or delayed. For purposes of this Section 10 "CONTROL" or "CONTROLLED" means the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interest of an entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise.

                  (iii) (A) the Transfer or issuance of any securities, options, warrants or other interests in the REIT or any entity owning an interest in the REIT, (B) the merger or consolidation of the REIT or
         (C) the merger or consolidation of the OP provided that in the case of each of (B) and (C) above, the surviving entity shall be the REIT and/or the OP, as applicable, and after giving effect to such merger or consolidation, the REIT shall continue to own not less than a fifty-one percent (51%) direct general and/or limited partnership interest in the OP and the REIT shall continue to Control the Borrower and, subject to the rights of Manager under the Management Agreement (or any replacement manager under a replacement management agreement with respect to the Trust Property, each as approved by Lender in accordance with paragraph 59 of this Deed of Trust), the day to day operations of the Trust Property.

                  (iv) pledges by the REIT, the OP or any entity holding any direct or indirect interests in the REIT or the OP of their indirect ownership interests in Borrower to any Permitted Institutional Transferee providing a corporate line of credit or other financing to the REIT, the OP or any entity holding any direct or indirect interests in the REIT or the OP, provided that the indirect interests in Borrower that are pledged as collateral comprise no more than thirty-three percent (33%) of the total value of the collateral for such line of credit or other financing, and provided that the following conditions are met:

                           (A) no Event of Default or event which with the giving of notice or the passage of time would constitute an Event of Default shall have occurred and remain uncured; and

                           (B) Lender shall have received payment of, or reimbursement for, all costs and expenses incurred by Lender in connection with such pledges (including, but not limited to, reasonable attorneys' fees and costs and expenses of the Rating Agencies).

                  (v) transfers by the REIT, the OP and/or their respective Affiliates of up to seventy-five percent (75%) of the direct or indirect ownership interests in the Borrower and/or other indirect ownership interests in the Trust Property to a Permitted Institutional Transferee provided that the following conditions are met:

                           (A) no Event of Default or event which with the giving of notice or the passage of time would constitute an Event of Default shall have occurred and remain uncured;

                           (B) Lender shall have confirmations in writing from the Rating Agencies to the effect that such transfers will not result in a requalification, downgrade or withdrawal of any current securities rating assigned in a Securitization;

                           (C)      Borrower shall deliver to Lender a
                  non-consolidation opinion acceptable to Lender and the Rating Agencies which may be relied upon by Lender, the Rating Agencies and their respective counsel and successor and assigns;

                           (D) the REIT and/or its Affiliates shall continue to act as property manager and leasing agent and manage the day to day operations of the Trust Property; and

                           (E) Lender shall have received payment of, or reimbursement for, all costs and expenses incurred by Lender in connection with such transfer (including, but not limited to, reasonable attorneys' fees and costs and expenses of the Rating Agencies).

                  (vi) the restructuring of the ownership interests in the Trust Property held by the REIT, the OP or any entity holding any direct or indirect interests in the REIT or the OP, provided that the following conditions are met:

                           (A) no Event of Default or event which with the giving of notice or the passage of time would constitute an Event of Default shall have occurred and remain uncured;

                           (B) such restructuring does not reduce the REIT's or the OP's aggregate ownership interests in the Trust Property;

                           (C) in the event that such restructuring shall result in any Person, together with any Affiliates thereof, that prior to such restructuring, owned in the aggregate (directly, indirectly or beneficially) less than forty-nine percent (49%) of the interests in Borrower (or any entity directly or indirectly holding an interest in Borrower), owning in the aggregate (directly, indirectly or beneficially) more than forty-nine percent (49%) of the interests in Borrower (or any entity directly or indirectly holding an interest in Borrower), then Borrower shall deliver a non-consolidation opinion acceptable to Lender and the Rating Agencies with respect to such entity which may be relied upon by Lender, the Rating Agencies and their respective counsel and successors and assigns;

                           (D) In the event that such restructuring requires a new non-consolidation opinion pursuant to subparagraph (C) above, Borrower shall give Lender notice of such restructuring together with copies of all instruments effecting such restructuring not less than ten (10) days prior to the date of such restructuring;

                           (E) In the event that such restructuring requires a new non-consolidation opinion pursuant to subparagraph (C) above, Lender shall have received payment of, or reimbursement for, all costs and expenses incurred by Lender in connection with such restructuring (including, but not limited to, reasonable attorneys' fees and costs and expenses of the Rating Agencies).

                  (vii) pledges of Borrower's interests in equipment and/or fixtures in connection with purchase money financing of such equipment and/or fixtures, subject to the requirements of paragraph 12(a)(ii)(P) of this Deed of Trust.

                  (viii) Transfers of ownership interests in the direct and indirect members of Borrower in connection with the transactions consummated substantially concurrently with the contribution of assets to the OP and the initial public offering of shares in the REIT, including, without limitation, the termination of the Management Agreement and the substitution of the OP as the property manager pursuant to the OP Management Agreement (as hereinafter defined).

                  (ix) If the OP does not consummate the acquisition of 100% of the membership interests in North Tower Manager, LLC, a Delaware limited liability company ("BORROWER MANAGER") and North Tower Member, LLC, a Delaware limited liability company ("BORROWER MEMBER"), then Borrower Manager and Borrower Member may, subject to Lender's approval which may not be unreasonably withheld or delayed, each amend their respective operating agreements to provide, among other things, that the member of such entity that is not an Affiliate of Guarantor shall be entitled to a priority special preferred return (as agreed upon between the members of such entity) and shall be entitled to appoint all of the members of the management committee of such entity; provided that at all times from and after such amendments,

         Borrower shall continue to be in compliance with the terms and provisions of paragraph 12 of this Deed of Trust.

                  Lender shall respond to any requests made by Borrower pursuant to this paragraph 10(h) in a prompt manner. In the event that Lender claims that Borrower has not satisfied any of the requirements of this paragraph 10(h), Lender shall specify in writing the reason why any conditions are deemed not satisfied.

                  11. REPRESENTATIONS AND COVENANTS CONCERNING THE BORROWER AND TRUST PROPERTY. Borrower represents, warrants and covenants as follows:

                  (a) Organization and Existence. Borrower is duly organized and validly existing as a limited liability company in good standing under the laws of Delaware and is in good standing in all other jurisdictions in which Borrower is transacting business. Borrower has the power and authority to execute, deliver and perform the obligations imposed on it under the Loan Documents and to consummate the transactions contemplated by the Loan Documents.

                  (b) Authorization. Borrower has taken all necessary actions for the authorization of the borrowing on account of the Loans and for the execution and delivery of the Loan Documents, including, without limitation, that those members of Borrower whose approval is required by the terms of Borrower's organizational documents have duly approved the transactions contemplated by the Loan Documents and have authorized execution and delivery thereof by the respective signatories. To the best of Borrower's knowledge, no other consent by any local, state or federal agency is required in connection with the execution and delivery of the Loan Documents.

                  (c) Valid Execution and Delivery. All of the Loan Documents requiring execution by Borrower have been duly and validly executed and delivered by Borrower.

                  (d) Enforceability. All of the Loan Documents constitute valid, legal and binding obligations of Borrower and are fully enforceable against Borrower in accordance with their terms by Lender and its successors, transferees and assigns, subject only to bankruptcy laws, and general principles of equity, insolvency, reorganization, arrangement, moratorium, receivership or other similar laws relating to or affecting the rights of creditors.

                  (e) No Defenses. The Note, this Deed of Trust and the other Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense, nor would the operation of any of the terms of the Note, this Deed of Trust or any of the other Loan Documents, or the exercise of any right thereunder, render this Deed of Trust unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

                  (f) Defense of Usury. Borrower knows of no facts that would support a claim of usury to defeat or avoid its obligation to repay the principal of, interest on, and other sums or amounts due and payable under, the Loan Documents.

                  (g) No Conflict/Violation of Law. The execution, delivery and performance of the Loan Documents by the Borrower will not cause or constitute a default under or conflict with the organizational documents of Borrower, any Guarantor or any general partner or managing member of Borrower or any Guarantor. The execution, delivery and performance of the obligations imposed on Borrower under the Loan Documents will not cause Borrower to be in default, including after due notice or lapse of time or both, under the provisions of any agreement, judgment or order to which Borrower is a party or by which Borrower is bound.

                  (h) Compliance with Applicable Laws and Regulations. All of the Improvements and the use of the Trust Property comply in all material respects with, and shall remain in compliance in all material respects with, all applicable statutes, rules, regulations and private covenants now or hereafter relating to the ownership, construction, use or operation of the Trust Property, including all applicable Prescribed Laws (as hereinafter defined) and all applicable statutes, rules and regulations pertaining to requirements for equal opportunity, anti-discrimination, fair housing, environmental protection, zoning and land use. The Improvements comply in all material respects with, and shall remain in compliance in all material respects with, applicable health, fire and building codes. Borrower is not aware of any illegal activities relating to controlled substances on the Trust Property. All certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy and operation of the Trust Property as an office building have been obtained and are in full force and effect. All of the Improvements comply with all material requirements of any applicable zoning and subdivision laws and ordinances. For the purposes of this Deed of Trust, "PRESCRIBED LAWS" shall mean , collectively,
(i) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56) (The USA PATRIOT Act), (ii) Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism,
(iii) the International Emergency Economic Power Act, 50 U.S.C. Section 1701 et. seq. and (iv) all other legal requirements relating to money laundering or terrorism.

                  (i) Consents Obtained. All consents, approvals, authorizations, orders or filings with any court or governmental agency or body, if any, required for the execution, delivery and performance of the Loan Documents by Borrower have been obtained or made.

                  (j) No Litigation. Except as otherwise disclosed to Lender in writing, there are no pending actions, suits or proceedings, arbitrations or governmental investigations against the Trust Property, an adverse outcome of which would materially affect the Borrower's performance under the Note, this Deed of Trust or the other Loan Documents.

                  (k) Title. The Borrower has good and marketable fee simple title to the Trust Property, and good title to the Equipment, subject to no liens, charges or encumbrances other than the Permitted Exceptions and liens, charges or encumbrances otherwise expressly permitted by the Loan Documents. The possession of the Trust Property has been peaceful and undisturbed and title thereto has not been disputed or questioned to the best of Borrower's knowledge.

                  (1) Permitted Exceptions. The Permitted Exceptions do not and will not materially and adversely affect (1) the ability of the Borrower to pay in full the principal and interest on the Note in a timely manner or (2) the use of the Trust Property for the use currently being made thereof, the operation of the Trust Property as currently being operated or the value of the Trust Property.

                  (m) First Lien. Upon the execution by the Borrower and the recording of this Deed of Trust, and upon the filing of UCC-1 financing statements or amendments thereto, the Lender will have a valid first lien on the Trust Property and a valid security interest in the Equipment subject to no liens, charges or encumbrances other than the Permitted Exceptions and liens, charges or encumbrances otherwise expressly permitted by the Loan Documents.

                  (n) ERISA. (i) Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Deed of Trust and the Other Loan Document) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  (ii) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Loans, as requested by Lender in its sole discretion, that (A) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(32) of ERISA;
         (B) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (C) one or more of the following circumstances is true:

                           (x) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

                           (y) Less than 25 percent of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R.
                  Section 2510.3-101(f)(2);or

                           (z) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

                  (iii) As of the date hereof and throughout the term of this Deed of Trust, Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA. As of the date hereof and throughout the term of this Deed of Trust, Borrower is not and will not be a "governmental plan" within the meaning of Section 3(32) of ERISA and transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

                  (o) Contingent Liabilities. The Borrower has no known material contingent liabilities that would materially affect the Borrower's performance under the Note, this Deed of Trust or the other Loan Documents.

                  (p) No Other Obligations. The Borrower has no material financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Borrower is a party or by which the Borrower or the Trust Property is otherwise bound, other than obligations incurred in the ordinary course of the operation of the Trust Property and other than obligations under the Leases, this Deed of Trust and the other Loan Documents.

                  (q) Fraudulent Conveyance. The Borrower (1) has not entered into the Loans or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (2) received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the Loans contemplated by the Loan Documents, the fair saleable value of the Borrower's assets exceed and will, immediately following the execution and delivery of the Loan Documents, exceed the Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of the Borrower's assets is and will, immediately following the execution and delivery of the Loan Documents, be greater than the Borrower's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. The Borrower's assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. The Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of the Borrower).

                  (r) Investment Company Act. The Borrower is not (1) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (2) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (3) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

                  (s) Access/Utilities. The Trust Property has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities. Other than as disclosed on the Survey (as hereinafter defined), all public utilities necessary to the continued use and enjoyment of the Trust Property as presently used and enjoyed are located in the public right-of-way abutting the Trust Property, and all such utilities are connected so as to serve the Trust Property without passing over other property. All roads necessary for the full utilization of the Trust Property for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities or are the subject of access easements for the benefit of the Trust Property.

                  (t) Taxes Paid. Borrower has filed all federal, state, county and municipal tax returns required to have been filed by Borrower, and, except as otherwise disclosed to Lender in writing, has paid all taxes which have become due pursuant to such returns or to any notice of assessment received by Borrower, and Borrower has no knowledge of any basis for additional assessment with respect to such taxes other than a possible reassessment of the Trust Property for real estate tax purposes resulting from transactions occurring in connection with the contribution of an indirect interest in the Trust Property to the OP on or prior to the date hereof.

                  (u) Single Tax Lot. The Premises consists of a single lot or multiple tax lots; no portion of said tax lot(s) covers property other than the Premises or a portion of the Premises and no portion of the Premises lies in any other tax lot.

                  (v) Special Assessments. Except as disclosed in the title insurance policy, there are no pending or, to the knowledge of the Borrower, proposed special or other assessments for public improvements or otherwise affecting the Trust Property, nor, to the knowledge of the Borrower, are there any contemplated improvements to the Trust Property that may result in such special or other assessments.

                  (w)      Intentionally Omitted.

                  (x)      Intentionally Omitted,

                  (y) Misstatements of Fact. No statement of fact made in the Loan Documents contains any untrue statement of a material fact or omits to state any material fact known to Borrower or its Affiliates necessary to make statements contained herein or therein not misleading. There is no fact presently known to the Borrower which has not been disclosed which materially adversely affects, nor as far as the Borrower can foresee, might materially adversely affect the business, operations or condition (financial or otherwise) of Borrower.

                  (z) Condition of Improvements. Except as may be expressly disclosed in the engineering reports obtained and submitted to Lender, the Trust Property has not been damaged by fire, water, wind or other cause of loss which has not been fully restored in all material respects.

                  (aa) No Insolvency or Judgment. Neither Borrower, nor any general partner or member of Borrower, nor any Guarantor of the Loans is currently (a) the subject of or a party to any completed or pending bankruptcy, reorganization or insolvency proceeding; or (b) the subject of any judgment unsatisfied of record or docketed in any court of the state in which the Trust Property is located or in any other court located in the United States. The Loans will not render the Borrower nor any general partner or member of Borrower insolvent. As used herein, the term "insolvent" means that the sum total of all of an entity's liabilities (whether secured or unsecured, contingent or fixed, or liquidated or unliquidated) is in excess of the value of all such entity's non-exempt assets, i.e., all of the assets of the entity that are available to satisfy claims of creditors.

                  (bb) No Condemnation. No part of any property subject to the Deed of Trust has been taken in condemnation or other like proceeding to an extent which would impair the value of the Trust Property, the Deed of Trust or the Loans or the usefulness of such property for the purposes for which it is currently being operated, nor is any proceeding pending, threatened or known to be contemplated for the partial or total condemnation or taking of the Trust Property.

                  (cc) No Labor or Materialmen Claims. Except for those improvements and other work performed in the ordinary course of business with respect to which any applicable payments are not more than 60 days past due, all parties furnishing labor and materials for which payment is due and payable as of the date hereof have been paid in full and, except for such liens or claims insured against by the policy of title insurance to be issued in connection with the Loans, there are no mechanics', laborers' or materialmens' liens or claims outstanding for work, labor or materials affecting the Trust Property, whether prior to, equal with or subordinate to the lien of the Deed of Trust.

                  (dd) No Purchase Options. No tenant, person, party, firm, corporation or other entity has an option to purchase the Trust Property, any portion thereof or any interest therein other than options, rights of first refusal and similar rights to lease space in the Improvements granted to a tenant pursuant to its respective Lease or in another writing otherwise delivered to Lender and other than rights of first refusal contained in operating agreements of members of Borrower in favor of members of the members of Borrower in the event of a sale of the Trust Property by Borrower.

                  (ee) Leases. The Trust Property is not subject to any Leases other than the Leases described in the rent roll delivered to Lender in connection with this Deed of Trust, together with the schedules and the exhibits attached to such rent roll (collectively, the "RENT ROLL") and any existing subleases thereunder. No person has any possessory interest in the Trust Property or right to occupy the same except under and pursuant to the provisions of the Leases (and any existing subleases thereunder). As of the date hereof (i) the Borrower is the owner and holder of the landlord's interest under each Lease; (ii) there are no prior assignments of the landlord's interest in any Lease or any portion of Rents which are presently outstanding and have priority over the Assignment of Leases and Rents (the "ASSIGNMENT OF LEASES AND RENTS"), dated the date hereof, given by Borrower to Lender and intended to be duly recorded; (iii) true and correct copies of the Leases have been delivered by Borrower to Lender and the Leases have not been further modified or amended, except as disclosed to Lender in writing on or prior to the date hereof; (iv) each Lease is in full force and effect; (v) except as disclosed on the Rent Roll or in any tenant estoppels delivered to Lender in connection with the Loans (collectively, the 'TENANT ESTOPPELS"), neither Borrower nor, to Borrower's knowledge, any tenant under any Lease is in default under any of the material terms, covenants or provisions of the Lease, and, except as disclosed to Lender in writing, Borrower knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under any Lease;
(vi) except as expressly set forth in the Leases, the Tenant Estoppels or on the Rent Roll, there are no offsets or defenses to the payment of any portion of the Rents; and (vii) except as disclosed on the Rent Roll or in any Tenant Estoppel, all Rents due and payable under each Lease have been paid in full and, except for estimated payments of operating expenses and taxes made by tenants in accordance with their Leases, no said Rents have been paid more than one (1) month in advance of the due dates thereof. For purposes of the preceding sentence, the term "Lease" shall exclude subleases.

                  (ff)     Intentionally Omitted.

                  (gg) Boundary Lines. Except as disclosed in the survey of the Premises and Improvements delivered to Lender in connection with the funding of the Loans (the "SURVEY"), to Borrower's knowledge, (i) all of the Improvements which were included in determining the appraised value of the Trust Property lie wholly within the boundaries and building restriction lines of the Trust Property, (ii) no improvements on adjoining properties encroach upon the Trust Property, and (iii) no easements or other encumbrances upon the Premises encroach upon any of the Improvements, so as to materially and adversely affect the value or marketability of the Trust Property except those which are insured against by title insurance.

                  (hh) Survey. To Borrower's knowledge, the Survey does not fail to reflect any material matter affecting the Premises or the Improvements or the title thereto.

                  (ii) Forfeiture. There has not been and shall never be committed by Borrower or, to Borrower's knowledge, any other person in occupancy of or involved with the operation or use of the Trust Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Trust Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents.

                  (jj) Management Agreement. The Property Management Agreement dated as of October 1, 1984, as amended (the "INITIAL MANAGEMENT AGREEMENT"), between Borrower's predecessor-in-interest and Maguire Partners Development, Ltd., a California limited partnership ("INITIAL MANAGER"), pursuant to which Initial Manager operates the Trust Property is in full force and effect and there is no default or violation by any party thereunder. The fee due under the Initial Management Agreement, and the terms and provisions of the Initial Management Agreement, are subordinate to this Deed of Trust and Initial Manager agrees to attorn to Lender pursuant to and in accordance with that certain Assignment and Subordination of Management Agreement dated of even date herewith by and among Borrower, Initial Manager and Lender. Borrower shall not terminate, cancel, modify, renew or extend the Initial Management Agreement, or enter into any agreement relating to the management or operation of the Trust Property with Initial Manager or any other party, in each case in violation of the Loan Documents, without the express written consent of Lender, which consent shall not be unreasonably withheld; provided, however, that upon contribution of assets to the OP and initial public offering of shares in the REIT, the Initial Management Agreement may be terminated and the OP may be substituted as property manager (the Initial Manager or the OP, in its capacity as property manager, as applicable, being hereinafter referred to as "MANAGER" ) pursuant to that certain Property Management and Leasing Agreement dated on or about the date hereof by and between Borrower and the OP (the "OP MANAGEMENT AGREEMENT" ; the Initial Management Agreement or the OP Management Agreement, as applicable, being hereinafter referred to as the "MANAGEMENT AGREEMENT").

                  (kk) No Broker. No financial advisors, brokers, underwriters, placement agents, agents or finders have been dealt with by the Borrower in connection with the Loans.

                  12.      SINGLE PURPOSE ENTITY/SEPARATENESS.

                  (a) Borrower represents, warrants and covenants that as of the date hereof:

                  (i)      Intentionally Omitted.

                  (ii) Borrower is, shall be and continue to be until the Debt has been paid in full, a Special Purpose Bankruptcy Remote Entity. A "SPECIAL PURPOSE BANKRUPTCY REMOTE ENTITY" means a corporation or limited liability company which at all times on and after the date hereof:

                           (A) is organized solely for the purpose of, and is not engaged and will not engage in any business unrelated to acquiring, developing, owning, holding, selling, leasing, transferring, exchanging, managing and operating the Trust Property, borrowing the Loans and entering into, and performing its obligations under, the Loan Documents with the Lender, refinancing the Trust Property in connection with a permitted repayment of the Loans, and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing;

                           (B) does not have and will not have any assets other than those related to the Trust Property;

                           (C) will not engage in, seek or consent to, any dissolution, winding up, liquidation, consolidation or merger, any sale of all or substantially all of its assets, any transfer of shareholder or membership interests in Borrower or any amendment of its articles of incorporation, articles of organization, certificate of formation or operating agreement (as applicable) with respect to the matters set forth in this paragraph in each case except as permitted in the Loan Documents or consented to by Lender in writing;

                           (D) if such entity is a corporation, has at least two Independent Directors (hereinafter defined), and will not cause or allow the board of directors of such entity to take any action requiring the unanimous affirmative vote of 100% of the members of its board of directors unless each Independent Director shall have participated in such vote;

                           (E) if such entity is a Delaware limited liability company, has (A) a Board of Managers with at least two Independent Managers and (B) at least two springing members;

                           (F) if such entity is (A) a limited liability company, has articles of organization, a certificate of formation and/or an operating agreement, as applicable, or (B) a corporation, has a certificate of incorporation or articles that, in each case, provides that such entity will not: (1) dissolve, merge, liquidate, consolidate; (2) sell all or substantially all of its assets or the assets of any entity in which it has a direct or indirect legal or beneficial ownership interest; (3) engage in any other business activity, or amend its organizational documents with respect to the matters set forth in this paragraph without the consent of the Lender; or (4) without the affirmative vote of the Independent Directors and of all other directors of the corporation, or of the Independent Managers, as applicable, file, a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest;

                           (G) is and covenants to remain solvent and pay its debts and liability (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due, and is maintaining and covenants to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                           (H)      will not fail to correct any known
                  misunderstanding regarding the separate identity of such entity;

                           (I) will maintain its accounts, books and records separate from any other Person and will file its own tax returns to the extent required by law, except to the extent that it is required or permitted to file consolidated tax returns by law;

                           (J) will maintain its own records, books, resolutions and agreements;

                           (K) will not commingle its funds or assets with those of any other Person;

                           (L)      will hold its assets in its own name;

                           (M) will maintain its financial statements, accounting records and other entity documents separate from any other person and will not permit its assets to be listed as assets on the financial statement of any other entity except as required by generally accepted accounting principles or by law; provided, however, that if Borrower's assets are reported on a consolidated basis, any such consolidated financial statement shall contain a note indicating that Borrower's separate assets and liabilities are neither available to pay the debts of the consolidated entity nor constitute obligations of the consolidated entity;

                           (N) will pay its own liabilities and expenses, including the salaries of its own employees, if any, out of its own funds and assets, and will maintain a sufficient number of employees in light of its contemplated business operations;

                           (O) will observe all corporate or limited liability company formalities, as applicable;

                           (P)      has and will have no Indebtedness other than
                  (i) the Loans, (ii) liabilities incurred in the ordinary course of business relating to the ownership and operation of the Trust Property (including, but not limited to, the Financing Installment pursuant to paragraph 3(d) hereof and trade payables) and the routine administration of Borrower, which do not in the aggregate exceed Four Million and No/100 Dollars ($4,000,000), and which are not more than sixty (60) days past the date incurred and which amounts are normal and reasonable under the circumstances, provided such liabilities are not evidenced by a note and are paid when due, and (iii) such other liabilities that may be permitted pursuant to this Deed of Trust (including, but not limited to, liens against the Trust Property and obligations to tenants under Leases that are executed in accordance with the terms and provisions of paragraph 8 of this Deed of Trust) or the other Loan Documents;

                           (Q) will not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except as permitted pursuant to this Deed of Trust or the other Loan Documents;

                           (R) will not acquire obligations or securities of its partners, members or shareholders or any other Affiliate except as permitted pursuant to this Deed of Trust or the other Loan Documents;

                           (S) will allocate fairly and reasonably any overhead expenses that are shared with any Affiliate, including, but not limited to, paying for shared office space and services performed by any employee of an Affiliate;

                           (T) maintains and uses and will maintain and use separate invoices and checks bearing its name. The invoices and checks utilized by the Special Purpose Bankruptcy Remote Entity or utilized to collect its funds or pay its expenses shall bear its own name and shall not bear the name of any other entity unless such entity is clearly designated as being the Special Purpose Bankruptcy Remote Entity's agent;

                           (U) except as permitted pursuant to this Deed of Trust or the other Loan Documents, will not pledge its assets for the benefit of any other Person;

                           (V) will hold itself out and identify itself as a separate and distinct entity under its own name or in a name franchised or licensed to it by an entity other than an Affiliate of Borrower and not as a division or part of any other Person;

                           (W) will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

                           (X) will not make loans (other than tenant improvement allowances and other concessions in the nature of loans under the Leases) to any Person or hold evidence of indebtedness issued by any other person or entity (other than cash and Permitted Investments or other investment-grade securities issued by an entity that is not an Affiliate of or subject to common ownership with such entity);

                           (Y) will not identify its partners, members or shareholders, or any Affiliate of any of them, as a division or part of it, and shall not identify itself as a division of any other Person;

                           (Z) will not enter into or be a party to, any transaction with its partners, members, shareholders or Affiliates except (A) in the ordinary course of its business and on terms which are intrinsically fair, commercially reasonable and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party and (B) in connection with the Loan Documents;

                           (AA) other than with respect to matters covered by an errors and omissions insurance policy, will not have any obligation to, and will not, indemnify its partners, officers, directors or members, as the case may be, or any such obligation will be fully subordinated to the Debt and will not constitute a claim against it in the event that cash flow in excess of the amount required to pay the Debt is insufficient to pay such obligation;

                           (BB)     will not form, acquire or hold any
                  subsidiary other than as shown on the organizational chart furnished to Lender in connection with the Loans;

                           (CC) except as provided for in any guaranty that is part of the Loan Documents including, without limitation,
                  (i) that certain Guarantee (Secured Loan) executed by Robert
                  F. Maguire III and certain other parties naming Lender and others as beneficiaries dated on or about the date hereof (the "BOTTOM DOLLAR GUARANTY"), provided, however, that new parties, except for new parties that have been consented to by Lender in writing as of the date hereof, will not be added as guarantors under the Bottom Dollar Guaranty unless Borrower delivers to Lender a "substantive non-consolidation opinion" satisfactory to Lender and the Rating Agencies that include a pairing between such new guarantor and Borrower; and (ii) either (A) that certain Guarantee (Secured Loan-Deed of Trust Note B) (Bunker Hill) dated on or about the date hereof made by Maguire Partners-Bunker Hill, Ltd., a California limited partnership, for the benefit of Lender (the "BH GUARANTY") or
                  (B) that certain Guarantee (Secured Loan-Deed of Trust Note B) dated on or about the date hereof made by Robert F. Maguire III for the benefit of Lender (the "RFM GUARANTY"), does not and will not have any of its obligations guaranteed by any Affiliate;

                           (DD) will comply with all of the terms and provisions contained in its organizational documents

                           (EE) with respect to Borrower only, will not permit any Affiliate or constituent party independent access to its bank accounts other than with respect to the Manager in its capacity as Manager pursuant to the Management Agreement;

                           (FF)     with respect to Borrower only, will
                  continuously maintain its resolutions, agreements and other instruments regarding the transactions contemplated by the Loans as official records;

                           (GG) will reasonably allocate overhead in good faith and consistent with sound accounting practices;

                           (HH) with respect to Borrower only, other than the Guaranty, the Bottom Dollar Guaranty and either the BH Guaranty or the RPM Guaranty, will not hold out the credit of any other person or entity as being responsible for its obligations or seek or obtain credit based on the credit of any other person or entity; and

                           (II)     will make all oral and written
                  communications, including, without limitation, letters, invoices, purchase orders, contracts, statements, and applications, solely in the name of Borrower if from Borrower.

                           (b)      Intentionally Omitted.

                           (c)      For purposes of this Deed of Trust, the
following defined terms shall have the respective meaning:

                           (i) "AFFILIATE" means, with respect to any person or entity, (a) any corporation in which such entity or any partner, shareholder, director, officer, member, or manager of such entity directly or indirectly owns or controls more than ten percent (10%) of the beneficial interest, (b) any partnership, joint venture or limited liability company in which such entity or any partner, shareholder, director, officer, member, or manager of such entity is a partner, joint venturer or member, (c) any trust in which such entity or any partner, shareholder, director, officer, member or manager of such entity is a trustee or beneficiary, (d) any entity of any type which is directly or indirectly owned or controlled by such entity or any partner, shareholder, director, officer, member or manager of such entity, (e) any partner, shareholder, director, officer, member, manager or employee of such entity, or (f) any Person related by birth, adoption or marriage to any partner, shareholder, director, officer, member, manager, or employee of such entity.

                           (ii) "INDEBTEDNESS" means, for any Person, without duplication: (a) all indebtedness of such Person, including, but not limited to, amounts for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (b) all unfunded amounts under a loan agreement, letter of credit, or other credit facility for which such Person would be liable, if such amounts were advanced under the credit facility, (c) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests, (d) all indebtedness guaranteed by such Person, directly or indirectly, (e) all obligations under leases that constitute capital leases for which such Person is liable, and (f) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, Guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss.

                           (iii) "INDEPENDENT DIRECTOR" OR "INDEPENDENT MANAGER" means a person who is not and will not be while serving and for the prior five (5) years has not been (a) a member (other than as a holder of a potential interest in a "special purpose" single member limited liability company that was to vest upon any event pursuant to which the single member ceases to be the single member of such limited liability company), director (other than an Independent Director), manager (other than an Independent Manager), employee, attorney, or counsel of Borrower or its Affiliates, (b) is not a creditor, customer, supplier or other person who derives any of its purchases or revenues from its activities with Borrower or its Affiliates, or (c) is not a member of the immediate family of any member, manager, employee, attorney, creditor, customer, supplier or other person referred to above or (d) a person controlling or under the common control of anyone listed in (a) - (c). A person that otherwise satisfies the foregoing shall not be disqualified from serving as an Independent Director or Independent Manager if such individual is at the time of initial appointment, or at any time while serving as an Independent Director or Independent Manager, as applicable, an Independent Director or Independent Manager of a "Special Purpose Entity" affiliated with Borrower.

                  (iv) "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity.

                  (d) The representations and warranties set forth in this paragraph 12 shall survive for so long as any amount remains payable to Lender under this Deed of Trust or any other Loan Document.

                  (e) All of the assumptions made in that certain substantive non-consolidation opinion letter dated the date hereof, delivered by Cox, Castle and Nicholson LLP in connection with the Loans (the "INSOLVENCY Opinion") including, but not limited to, any exhibits attached thereto, are true and correct hi all material respects. Borrower has complied and will comply in all material respects with all of the assumptions made with respect to it in the Insolvency Opinion. To the best of Borrower's knowledge, each entity other than the Borrower with respect to which an assumption is made in the Insolvency Opinion has complied and will comply in all material respects with all of the assumptions made with respect to it in the Insolvency Opinion.

                  13. ESTOPPEL CERTIFICATES AND NO DEFAULT AFFIDAVITS. After request by Lender, Borrower shall within ten (10) days furnish Lender with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any known offsets or defenses to the payment of the Debt, if any, (vi) that the Note, this Deed of Trust and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification; and (vii) reaffirming all representations and warranties of Borrower set forth herein and in the other Loan Documents as of the date requested by Lender or, to the extent of any changes to any such representations and warranties, so stating such changes.

                  14. Controlling Agreement. It is expressly stipulated and agreed to be the intent of Borrower, and Lender at all times to comply with applicable state law or applicable

United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this paragraph 14 (and the similar paragraph contained in the
Note) shall control every other covenant and agreement in this Deed of Trust and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under the Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Lender's exercise of the option to accelerate the maturity of the Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of the Note and all other Debt without any resulting prepayment penalty or premium (or, if the Note and all other Debt have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

                  15. CHANGES IN LAWS REGARDING TAXATION. If any law is enacted or adopted or amended after the date of this Deed of Trust which deducts the Debt from the value of the Trust Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Trust Property, Borrower will pay such tax, with interest and penalties thereon, if any. In the event Lender is advised by counsel chosen by it that the payment of such tax or interest and penalties by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then in any such event, Lender shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable without any prepayment consideration except that if an Event of Default has occurred, then the Borrower shall pay to Lender an additional amount equal to the Yield Maintenance Premium (as defined in the Note).

                  16. No CREDITS ON ACCOUNT OF THE DEBT. Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Trust Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Trust Property, or any part thereof, for real estate tax purposes by reason of this Deed of Trust or the Debt. In the event such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable without any prepayment consideration except that if an Event of Default has occurred, then the Borrower shall pay to Lender an additional amount equal to the Yield Maintenance Premium.

                  17. DOCUMENTARY STAMPS. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Deed of Trust, or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

                  18.      BOOKS AND RECORDS.

                  (a) The financial statements heretofore furnished to Lender are, as of the dates specified therein, complete and correct in all material respects and fairly present in all material respects the financial condition of the Borrower and any other persons or entities that are the subject of such financial statements, and are prepared in accordance with generally accepted accounting principles. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operation or business of Borrower from that set forth in said financial statements.

                  (b) Borrower will maintain full and accurate books of accounts and other records reflecting the results of the operations of the Trust Property and will furnish to Lender on or before forty-five (45) days after the end of each calendar quarter the following items, each certified by Borrower as being true and correct in all material respects: (i) a written statement (rent roll) dated as of the last day of each such calendar quarter identifying each of the Leases (excluding subleases) by the term, space occupied, rental required to be paid, security deposit paid, any rental concessions, and a report identifying any defaults or payment delinquencies thereunder; (ii) monthly and year to date operating statements prepared for each calendar month during each such calendar quarter, noting Net Operating Income, Gross Income from Operations, and Operating Expenses, and including an itemization of actual (not pro forma) capital expenditures and other information necessary and sufficient under generally accepted accounting practices to fairly represent the financial position and results of operation of the Trust Property during such calendar month, all in form satisfactory to Lender; (iii) a property balance sheet for each such calendar quarter; (iv) a comparison of the budgeted income and expenses and the actual income and expenses for year to date together with a detailed explanation of any variances of five percent (5%) or more between budgeted and actual amounts for such year to date period; and (v) a calculation reflecting the Debt Service Coverage Ratio (as hereinafter defined) as of the last day of each such calendar quarter. Until a Securitization has occurred, Borrower shall furnish monthly each of the items listed in the immediately preceding sentence within thirty (30) days after the end of such month. Within one hundred twenty (120) days following the end of each calendar year (provided, however, if requested by Lender, Borrower shall use commercially reasonable efforts to provide Lender with any unaudited annual statements prior to such date), Borrower shall furnish statements of its financial affairs and condition including a balance sheet and a statement of profit and loss for the Borrower in such detail as Lender may reasonably request, and setting forth the financial condition and the income and expenses for the Trust Property for the immediately preceding calendar year, which statements shall be prepared by Borrower. Borrower's annual financial statements shall include (x) a list of the tenants, if any, occupying more than twenty (20%) percent of the total floor area of the Improvements, and (y) a breakdown showing the year in which each Lease then in effect expires and the percentage of total floor area of the Improvements and the percentage of base rent with respect to which Leases shall expire in each such year, each such percentage to be expressed on both a per year and a cumulative basis. Borrower's annual financial statements shall be accompanied by a certificate executed by a financial officer of Borrower or the REIT, as applicable, stating that each such annual financial statement presents fairly the financial condition of the Trust Property being reported upon and shall be audited by a "Big Four" accounting firm or other independent certified public accountant reasonably acceptable to Lender, which audited financial statements may be in the form of schedules to the audited consolidated financial statements of the REIT. Each such annual financial statement shall be prepared in accordance with generally accepted accounting principles consistently applied or the method used in connection with the financial statements delivered to Lender in connection with the closing of the Loans. At any time and from time to time Borrower shall deliver to Lender or its agents such other financial data as Lender or its agents shall reasonably request with respect to the ownership, maintenance, use and operation of the Trust Property.

                  (c) For the purposes of this Deed of Trust, the term "DEBT SERVICE COVERAGE RATIO" shall mean a ratio for the applicable period in which: (A) the numerator is the Net Operating Income (excluding interest on credit accounts) for such period as set forth in the statements required hereunder and (B) the denominator is the aggregate amount of principal and interest due and payable for such period under the Note.

                  19. PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every material term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Trust Property.

                  20. FURTHER ACTS, ETC. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, Uniform Commercial Code financing statements or continuation statements, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby deeded, mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust or for facilitating the sale of the Loans and the Loan Documents as described in paragraph 61 below. Borrower, promptly upon demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Trust Property. Upon foreclosure, the appointment of a receiver or any other relevant action, Borrower will, at the cost of Borrower and without expense to Lender, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of or the Trust Property. Borrower grants to Lender and Trustee upon the occurrence of an Event of Default and prior to the acceptance of a cure thereof by Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender and Trustee at law and in equity, including, without limitation, such rights and remedies available to Lender and Trustee pursuant to this paragraph.

                  21. RECORDING OF DEED OF TRUST. Etc. Borrower forthwith upon the execution and delivery of this Deed of Trust and thereafter, from time to time, will cause this Deed of Trust, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Trust Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Lender in, the Trust Property. Borrower will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Trust Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Trust Property or any instrument of further assurance, except where prohibited by law so to do. Borrower shall hold harmless and indemnify Lender, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Deed of Trust.

                  22. REPORTING REQUIREMENTS. Borrower agrees to give prompt notice to Lender of the insolvency or bankruptcy filing of Borrower or the death, insolvency or bankruptcy filing of any Guarantor.

                  23. EVENTS OF DEFAULT. The Debt shall become immediately due and payable at the option of Lender upon the happening of any one or more of the following events of default (each an "EVENT OF DEFAULT"):

                  (a) if any portion of the Debt that is due on a Payment Date is not paid on or before the related Payment Date or, for any payment other than payments due on a Payment Date, the date on which such payment is due;

                  (b) subject to Borrower's right to contest as provided herein, if any of the Taxes are not paid prior to the date that any interest, late fees or other penalties would accrue thereon or any of the Other Charges are not paid when the same are due and payable (unless sums equaling the amount of Taxes and Other Charges then due and payable have been delivered to Lender in accordance with paragraph 6 hereof);

                  (c) if the Policies are not kept in full force and effect, or if the Policies or certificates evidencing such Policies are not delivered to Lender within fifteen (15) days after request;

                  (d) except as expressly permitted by the terms of this Deed of Trust or the other Loan Documents, if Borrower transfers or encumbers any portion of the Trust Property without Lender's prior written consent;

                  (e) if any representation or warranty of Borrower, or of any Guarantor, made herein or in any other Loan Document or in any certificate, report, financial statement or other instrument or document furnished to Lender in connection with the Loans shall have been false or misleading in any material respect when made, provided that if such misrepresentation was not intentional, is susceptible to cure and Lender will not be adversely affected by a delay in enforcing its remedy under the Loan Documents, Borrower shall have thirty (30) days after notice thereof to cure such default;

                  (f) if Borrower or any Guarantor shall make an assignment for the benefit of creditors or if Borrower shall generally not be paying its debts as they become due;

                  (g) if a receiver (other than a receiver appointed by Lender), liquidator or trustee of Borrower or of any Guarantor shall be appointed or if Borrower or any Guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or any Guarantor or if any proceeding for the dissolution or liquidation of Borrower or of any Guarantor shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower or such Guarantor, upon the same not being discharged, stayed or dismissed within ninety (90) days;

                  (h) if Borrower shall be in default under any other deed of trust or security agreement covering any part of the Trust Property whether it be superior or junior in lien to this Deed of Trust;

                  (i) subject to Borrower's right to contest as provided herein, if the Trust Property becomes subject to any mechanic's, materialman's or other lien that is not otherwise permitted by the Loan Documents and such lien is not removed of record within thirty (30) days of the filing or recording of such lien (except a lien for local real estate taxes and assessments or special taxes not then due and payable);

                  (j) if Borrower fails to cure properly any violations of laws or ordinances affecting or which may be interpreted to affect the Trust Property within thirty (30) days after Borrower first receives notice of any such violations; provided, however, that if such violation is reasonably susceptible of cure, but not within such thirty (30) day period and the applicable law or ordinance permits such longer period within which to cure such violation, then Borrower shall be permitted up to an additional sixty (60) days to cure such violation provided that Borrower diligently and continuously pursues such cure;

                  (k) except as permitted in this Deed of Trust, the alteration, improvement, demolition or removal of any of the Improvements without the prior consent of Lender;

                  (l) if Borrower shall continue to be in default under any term, covenant, or provision of the Note or any of the other Loan Documents, beyond applicable notice and/or cure periods contained in those documents;

                  (m) if Borrower fails to cure a default under any other term, covenant or provision of this Deed of Trust within thirty (30) days after Borrower first receives notice of any such default; provided, however, if such default is reasonably susceptible of cure, but not within such thirty (30) day period, then Borrower may be permitted up to an additional sixty (60) days to cure such default provided that Borrower diligently and continuously pursues such cure;

                  (n) if without Lender's prior written consent, except as otherwise expressly permitted by the Loan Documents, (i) the Management Agreement is terminated, (ii) the ownership, management or control of Manager is transferred, (iii) there is a material change in the Management Agreement, or
(iv) there shall be a material default by Borrower under the Management Agreement that is not cured within any applicable notice or cure period provided under the Management Agreement;

                  (o) if Borrower ceases to continuously operate the Trust Property or any material portion thereof as an office building for any reason whatsoever (other than temporary cessation in connection with any repair or renovation thereof undertaken with the consent of Lender);

                  (p) if any of the assumptions contained in the Insolvency Opinion, or in any other "non-consolidation" opinion delivered to Lender in connection with the Loans, or in any other "non-consolidation" delivered subsequent to the closing of the Loans, is or shall become untrue in any respect; or

                  (q) if Borrower fails to comply with the covenants as to Prescribed Laws set forth in paragraph 9 hereof.

                  24. LATE PAYMENT CHARGE. If any portion of the Debt is not paid on or before the date on which such payment is due after the expiration of any applicable grace period, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such due and unpaid portion of the Debt or the maximum amount permitted by applicable law in order to defray a portion of the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment, and such amount shall be secured by this Deed of Trust.

                  25. RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default and prior to the acceptance of a cure thereof by Lender or if Borrower fails to make any payment (including, without limitation, any required payments for taxes, insurance or to discharge any liens with respect to the Property) or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Trust Property for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Trust Property or to foreclose this Deed of Trust or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees and disbursements to the extent permitted by law), with interest at the Default Rate (as defined in the Note) for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender, shall constitute a portion of the Debt, shall be secured by this Deed of Trust and the other Loan Documents and shall be due and payable to Lender upon demand.

                  26.      ADDITIONAL REMEDIES.

                  (a) Upon the occurrence of any Event of Default, subject to the requirements and limitations of applicable law, Lender or Trustee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Trust Property by Lender itself or through Trustee or otherwise, including, without limitation, the following actions, each of which maybe pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

                  (i) declare the entire Debt to be immediately due and payable;

                  (ii) institute a proceeding or proceedings, judicial or nonjudicial, by advertisement or otherwise, for the complete foreclosure of this Deed of Trust in which case the Trust Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

                  (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Debt then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Debt not then due;

                  (iv) sell for cash or upon credit the Trust Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to the power of sale contained herein or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

                  (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, or in any of the other Loan Documents;

                  (vi) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Deed of Trust;

                  (vii) apply for the appointment of a trustee, receiver, liquidator or conservator of the Trust Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of the Borrower, any Guarantor or of any person, firm or other entity liable for the payment of the Debt;

                  (viii) enforce Lender's interest in the Leases and Rents and enter into or upon the Trust Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, and thereupon Lender may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Trust Property and conduct the business thereat; (B) complete any construction on the Trust Property in such manner and form as Lender deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Trust Property; (D) exercise all rights and powers of Borrower with respect to the Trust Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents; and (E) apply the receipts from the Trust Property to the payment of the Debt, after deducting therefrom all expenses (including reasonable attorneys' fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments insurance and other charges in connection with the Trust Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

                  (ix) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Trust Property occupied by Borrower and require Borrower to vacate and surrender possession to Lender of the Trust Property or to such receiver and, in default thereof, evict Borrower by summary proceedings or otherwise; or

                  (x) pursue such other rights and remedies as may be available at law or in equity or under the Uniform Commercial Code including without limitation the right to receive and/or establish a lock box for all Rents proceeds from the Intangibles and any other receivables or rights to payments of Borrower relating to the Trust Property.

                  In the event of a sale, by foreclosure or otherwise, of less than all of the Trust Property, this Deed of Trust shall continue as a lien on the remaining portion of the Trust Property.

                  (b) The proceeds of any sale made under or by virtue of this paragraph, together with any other sums which then may be held by Lender under this Deed of Trust, whether under the provisions of this paragraph or otherwise, shall be applied by Lender to the payment of the Debt in such priority and proportion as Lender in its sole discretion shall deem proper.

                  (c) Except as may be prohibited by applicable law, Lender may adjourn from time to time any sale by it to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Lender or Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

                  (d) Upon the completion of any sale or sales pursuant hereto, Lender, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Lender and Trustee are hereby irrevocably appointed the true and lawful attorney of Borrower, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Trust Property and rights so sold and for that purpose Lender and Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Borrower hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Except as may be prohibited by applicable law, any sale or sales made under or by virtue of this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Borrower.

                  (e) Upon any sale made under or by virtue of this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Lender may bid for and acquire the Trust Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Lender is authorized to deduct under this Deed of Trust.

                  (f) Except as may be prohibited by applicable law, no recovery of any judgment by Lender and no levy of an execution under any judgment upon the Trust Property or upon any other property of Borrower shall affect in any manner or to any extent the lien of this Deed of Trust upon the Trust Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired as before.

                  (g) Lender may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in this paragraph at any time before the conclusion thereof, as determined in Lender's sole discretion and without prejudice to Lender.

                  (h) Lender may resort to any remedies and the security given by the Note, this Deed of Trust or the Loan Documents in whole or in part, and in such portions and in such order as determined by Lender's sole discretion. Except as may be prohibited by applicable law, no such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by the Note, this Deed of Trust or any of the other Loan Documents. The failure of Lender or Trustee to exercise any right, remedy or option provided in the Note, this Deed of Trust or any of the other Loan Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by the Note, this Deed of Trust or the other Loan Documents. No acceptance by Lender of any payment after the occurrence of any Event of Default and no payment by Lender of any obligation for which Borrower is liable hereunder shall be deemed to waive or cure any Event of Default with respect to Borrower, or Borrower's liability to pay such obligation. Except as may be prohibited by applicable law, no sale of all or any portion of the Trust Property, no forbearance on the part of Lender or Trustee, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Lender or Trustee to Borrower, shall operate to release or in any manner affect the interest of Lender in the remaining Trust Property or the liability of Borrower to pay the Debt. No waiver by Lender or Trustee shall be effective unless it is in writing and then only to the extent specifically stated. All costs and expenses of Lender and Trustee in exercising the rights and remedies under this paragraph 26 (including reasonable attorneys' fees and disbursements to the extent permitted by law), shall be paid by Borrower immediately upon notice from Lender or Trustee, with interest at the Default Rate for the period after notice from Lender or Trustee and such costs and expenses shall constitute a portion of the Debt and shall be secured by this Deed of Trust.

                  (i) The interests and rights of Lender under the Note, this Deed of Trust or in any of the other Loan Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Lender may grant with respect to any of the Debt, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant with respect to the Trust Property or any portion thereof; or (iii) any release or indulgence granted to any maker, endorser, Guarantor or surety of any of the Debt.

                  27. RIGHT OF ENTRY. In addition to any other rights or remedies granted under this Deed of Trust, Lender, Trustee and their agents, during the Term, shall have the right upon reasonable notice to Borrower to enter and inspect the Trust Property during normal business hours in a manner which does not unreasonably interfere with tenants or occupants thereof. The cost of such inspections or audits shall be borne by Borrower should Lender determine that an Event of Default exists, including the cost of all follow up or additional investigations or inquiries deemed reasonably necessary by Lender. The cost of such inspections, if not paid for by Borrower promptly upon demand, may be added to the principal balance of the sums due under the Note and this Deed of Trust and shall bear interest thereafter until paid at the Default Rate if not paid within five (5) days after such demand.

                  28.      SECURITY AGREEMENT.

                  (a) This Deed of Trust is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Trust Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Trust Property. Borrower by executing and delivering this Deed of Trust has granted and hereby grants to Lender and Trustee, as security for the Debt, a security interest in the Trust Property to the full extent that the Trust Property may be subject to the Uniform Commercial Code (said portion of the Trust Property so subject to the Uniform Commercial Code being called in this paragraph the "COLLATERAL"). This Deed of Trust shall also constitute a "fixture filing" for the purposes of the Uniform Commercial Code. As such, this Deed of Trust covers all items of the Collateral that are or are to become fixtures. Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth in the first paragraph of this Deed of Trust.

                  (b) If an Event of Default shall occur, Lender and Trustee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender or Trustee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender or Trustee, Borrower shall at its expense assemble the Collateral and make it available to Lender and Trustee at a convenient place acceptable to Lender. Borrower shall pay to Lender and Trustee on demand any and all expenses, including attorneys' fees and disbursements, incurred or paid by Lender and Trustee in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Lender and Trustee with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall constitute commercially reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its sole discretion shall deem proper. In the event of any change in name, identity or structure of Borrower, Borrower shall notify Lender and Trustee thereof and promptly after request shall execute (if necessary), file and record such Uniform Commercial Code forms as are necessary to maintain the priority of Lender's lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Lender shall require the filing or recording of additional Uniform Commercial Code forms or continuation statements, Borrower shall, promptly after request, execute (if necessary), file and record such Uniform Commercial Code forms or continuation statements as Lender shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase Borrower's obligations under the Note, this Deed of Trust and any of the other Loan Documents. Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Lender, as secured party, in connection with the Collateral covered by this Deed of Trust.

                  29. ACTIONS AND PROCEEDINGS. Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Trust Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its sole discretion, decides should be brought to protect their interest in the Trust Property. Lender shall, at its option, be subrogated to the lien of any deed of trust or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

                  30. WAIVER OF SETOFF AND COUNTERCLAIM. All amounts due under this Deed of Trust, the Note and the other Loan Documents shall be payable without setoff, counterclaim or any deduction whatsoever. Borrower hereby waives the right to assert a setoff, counterclaim (other than a mandatory or compulsory counterclaim) or deduction in any action or proceeding in which Lender or Trustee is a participant, or arising out of or in any way connected with this Deed of Trust, the Note, any of the other Loan Documents, or the Debt.

                  31. CONTEST OF CERTAIN CLAIMS. Notwithstanding the provisions of paragraphs 5 and 23 hereof, Borrower shall not be in default for failure to pay or discharge Taxes, Other Charges or mechanic's or materialman's lien asserted against the Trust Property if, and so long as, (a) Borrower shall have notified Lender of same within five (5) Business Days of obtaining knowledge thereof; (b) Borrower shall diligently and in good faith contest the same by appropriate legal proceedings which shall operate to prevent the enforcement or collection of the same and the sale of the Trust Property or any part thereof, to satisfy the same; (c) Borrower shall have furnished to Lender a cash deposit (which may consist in whole or in part of funds contained in an existing reserve previously established by Borrower in connection with the Loans for the specific purpose of paying the items being contested), or an indemnity bond satisfactory to Lender with a surety reasonably satisfactory to Lender, in an amount equal to one hundred twenty-five percent (125%) of the amount of the Taxes, Other Charges or mechanic's or materialman's lien claim, plus a reasonable additional sum to pay all costs, interest and penalties that may be imposed or incurred in connection therewith, to assure payment of the matters under contest and to prevent any sale or forfeiture of the Trust Property or any part thereof;

(d) Borrower shall promptly upon final determination thereof pay the amount of any such Taxes, Other Charges or claim so determined, together with all costs, interest and penalties which may be payable in connection therewith; (e) the failure to pay the Taxes, Other Charges or mechanic's or materialman's lien claim does not constitute a default under any other deed of trust, mortgage or security interest covering or affecting any part of the Trust Property; and (f) notwithstanding the foregoing, Borrower shall immediately upon request of Lender pay (and if Borrower shall fail so to do, Lender may, but shall not be required to, pay or cause to be discharged or bonded against) any such Taxes, Other Charges or claim notwithstanding such contest, if in the opinion of Lender, the Trust Property or any part thereof or interest therein may be in danger of being sold, forfeited, foreclosed, terminated, cancelled or lost. Lender may pay over any such cash deposit or part thereof to the claimant entitled thereto at any time when, in the reasonable judgment of Lender, the entitlement of such claimant is established.

                  32. RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender or Trustee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

                  33. MARSHALLING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Trust Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Trust Property subsequent to the date of this Deed of Trust and on behalf of all persons to the extent permitted by applicable law.

                  34. HAZARDOUS SUBSTANCES. Borrower hereby represents and warrants to Lender that, to Borrower's knowledge, except as disclosed in the report, dated May 23, 2003 prepared by Certified Environments, Inc. (the "PHASE I REPORT") and delivered to Lender in connection with the Loans: (a) the Trust Property is not in violation of any local, state, federal or other governmental authority, statute, ordinance, code, order, decree, law, rule or regulation pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), the Resource Conservation and Recovery Act, as amended ("RCRA"), the Emergency Planning and Community Right-to-know Act of 1986, as amended, the Hazardous Substances Transportation Act, as amended, the Solid Waste Disposal Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Toxic Substance Control Act, as amended, the Safe Drinking Water Act, as amended, the Occupational Safety and Health Act, as amended, any state super-lien and environmental clean-up statutes and all rules and regulations adopted in respect to the foregoing laws whether presently in force or coming into being and/or effectiveness hereafter (collectively, "ENVIRONMENTAL LAWS"); (b) the Trust Property is not subject to any private or governmental lien or judicial or administrative notice or action or inquiry, investigation or claim relating to hazardous and/or toxic, dangerous and/or regulated, substances, wastes, materials, raw materials which include hazardous constituents, pollutants or contaminants including without limitation, petroleum, tremolite, anthlophylie, actinolite or polychlorinated biphenyls and any other substances or materials which are included under or regulated by Environmental Laws or which are considered by scientific opinion to be otherwise dangerous in terms of the health, safety and welfare of humans (collectively, "HAZARDOUS SUBSTANCES"); (c) no Hazardous Substances are or have been (including the period prior to Borrower's acquisition of the Trust Property) discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Trust Property other than in compliance with all Environmental Laws; (d) no Hazardous Substances are present in, on or under any nearby real property which could migrate to or otherwise affect the Trust Property and which would reasonably be likely to result in a requirement under applicable Environmental Laws to remediate the Trust Property; and (e) no underground storage tanks exist on any of the Trust Property. So long as Borrower owns or is in possession of the Trust Property, Borrower (i) shall keep or cause the Trust Property to be kept free from Hazardous Substances except those in compliance with all Environmental Law.s or any permits issued with respect thereto, (ii) shall promptly notify Lender if Borrower shall become aware of any Hazardous Substances on the Trust Property and/or if Borrower shall become aware that the Trust Property is in violation of any Environmental Laws and/or if Borrower shall become aware of any condition on the Trust Property which shall pose a threat to the health, safety or welfare of humans, and (iii) shall remove or remediate such Hazardous Substances and/or cure such violations and/or remove or remediate such threats, as applicable, as required by law (or as shall be reasonably required by Lender in the case of removal or remediation which is not required by law, but in response to the opinion of a licensed hydrogeologist, licensed environmental engineer or other qualified consultant engaged by Lender ("LENDER'S CONSULTANT") provided that such removal, remediation or cure is reasonably necessary to eliminate imminent danger to the health, safety or welfare of humans and would customarily be performed by prudent owners of properties similar to the Trust Property in similar circumstances), promptly after Borrower becomes aware of same, at Borrower's sole expense. Notwithstanding anything to the contrary in this paragraph, the Borrower, Manager and/or tenants on the Trust Property may use and store ordinary amounts of Hazardous Substances at the Trust Property if such use or storage is in connection with business supplies used by Borrower, a tenant in accordance with the terms of its Lease or by Manager pursuant to the Management Agreement or is in connection with the ordinary cleaning and maintenance of the Trust Property so long as such use and storage (A) does not violate any applicable Environmental Laws and (B) is not the subject of any specific recommendations in the Phase I Report that would prohibit such use or storage. Nothing herein shall prevent Borrower from recovering such expenses from any other party that may be liable for such removal or cure. The obligations and liabilities of Borrower under this paragraph 34 shall survive any termination, satisfaction, or assignment of this Deed of Trust and the exercise by Lender of any of its rights or remedies hereunder, including, without limitation, the acquisition of the Trust Property by foreclosure or a conveyance in lieu of foreclosure.

                  35. ASBESTOS. Borrower represents and warrants that to Borrower's knowledge no asbestos or any substance or material containing asbestos ("ASBESTOS") is located on the Trust Property except as may have been disclosed in the Phase I Report delivered to Lender in connection with the Loans. Borrower shall not install in the Trust Property, nor permit to be installed in the Trust Property, Asbestos and shall remove any Asbestos promptly upon discovery to the satisfaction of Lender, at Borrower's sole expense. Borrower shall in all instances comply with, and ensure compliance by all occupants of the Trust Property with, all applicable federal, state and local laws, ordinances, rules and regulations with respect to Asbestos, and shall keep the Trust Property free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulations. In the event that Borrower receives any notice or advice from any governmental agency or any source whatsoever with respect to Asbestos on, affecting or installed on the Trust Property, Borrower shall promptly notify Lender. The obligations and liabilities of Borrower under this paragraph 35 shall survive any termination, satisfaction, or assignment of this Deed of Trust and the exercise by Lender of any of its rights or remedies hereunder, including but not limited to, the acquisition of the Trust Property by foreclosure or a conveyance in lieu of foreclosure.

                  36. ENVIRONMENTAL MONITORING. Borrower shall give prompt written notices to Lender of: (a) any proceeding or inquiry by any party with respect to the presence of any Hazardous Substance or Asbestos on, under, from or about the Trust Property, (b) all claims made or threatened by any third party against Borrower or the Trust Property relating to any loss or injury resulting from any Hazardous Substance or Asbestos, and (c) Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Trust Property that could reasonably be expected to cause the Trust Property to be subject to any investigation or cleanup pursuant to any Environmental Law. Borrower shall permit Lender to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Trust Property in connection with any actual or alleged violation of Environmental Law or the presence of Hazardous Substance at the Trust Property, and Borrower shall pay all reasonable attorneys' fees and disbursements incurred by Lender in connection therewith. Upon Lender's request, at any time and from time to time while this Deed of Trust is in effect but not more frequently than once per calendar year, unless Lender has determined (in the exercise of its good faith judgment) that reasonable cause exists for the performance of an environmental inspection or audit of the Trust Property, Borrower shall provide at Borrower's sole expense, (i) an inspection or audit of the Trust Property prepared by a licensed hydrogeologist or licensed environmental engineer approved by Lender indicating the presence or absence of Hazardous Substances on, in or near the Trust Property, and (ii) an inspection or audit of the Trust Property prepared by a duly qualified engineering or consulting firm approved by Lender, indicating the presence or absence of Asbestos on the Trust Property; provided, however, any such inspection or audit requested by Lender, during the Term, in excess of one (1) inspection during each five (5) year period commencing upon the date hereof, shall be performed at Lender's expense unless an Event of Default exists or Lender has determined (in the exercise of its good faith and judgment) that reasonable cause exists for the performance of an environmental inspection or audit. If Borrower fails to provide such inspection or audit within sixty (60) days after such request Lender may order same, and Borrower hereby grants to Lender and its employees and agents access to the Trust Property and a license to undertake such inspection or audit upon reasonable prior notice to Borrower and in a manner that does not unreasonably interfere with tenants or occupants thereof. The cost of such inspection or audit obtained by Lender upon Borrower's failure to do so shall bear interest from the date such costs are incurred by Lender until paid at the Default Rate and shall be due and payable by Borrower to Lender within ten (10) days after demand, and if not so paid, may be added to the Debt. In the event that any environmental site assessment report prepared in connection with such inspection or audit recommends that an operations and maintenance plan be implemented for Asbestos or any Hazardous Substance, Borrower shall cause such operations and maintenance plan to be prepared and implemented at Borrower's expense upon request of Lender. In the event that any investigation, site monitoring, containment cleanup, removal, restoration, or other work of any kind is reasonably necessary under an applicable Environmental Law (the "REMEDIAL WORK"), Borrower shall promptly commence and thereafter diligently prosecute to completion all such Remedial Work, provided that in any event Borrower shall complete such Remedial Work within the time required by applicable Environmental Law. All Remedial Work shall be performed by contractors approved in advance by Lender, and under the supervision of a consulting engineer approved by Lender. All costs and expenses of such Remedial Work shall be paid by Borrower including, without limitation, Lender's reasonable attorneys' fees and disbursements incurred in connection with monitoring or review of such Remedial Work. In the event Borrower shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Lender may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof, or incurred in connection therewith, shall bear interest from the date such costs are incurred by Lender until paid at the Default Rate and shall be due and payable by Borrower to Lender within ten (10) days after demand, and if not so paid, may be added to the Debt.

                  37.      HANDICAPPED ACCESS.

                  (a) Borrower agrees that the Trust Property shall at all times comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988 (if applicable), all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively "ACCESS LAWS").

                  (b) Notwithstanding any provisions set forth herein or in any other document regarding Lender's approval of alterations of the Trust Property, Borrower shall not alter the Trust Property in any manner which would increase Borrower's responsibilities for compliance with the applicable Access Laws without the prior written approval of Lender except for tenant improvements constructed by Borrower or by any of its tenants that are otherwise permitted by the terms of this Deed of Trust or the other Loan Documents. Lender may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer, or other person acceptable to Lender.

                  (c) Borrower agrees to give prompt notice to Lender of the receipt by Borrower of any complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

                  38. INDEMNIFICATION. In addition to any other indemnifications provided herein or in the other Loan Documents, Borrower shall protect, defend, indemnify and save harmless Lender and Trustee from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements), imposed upon or incurred by or asserted against Lender or Trustee by reason of (a) ownership of this Deed of Trust, the Trust Property or any interest therein or receipt of any Rents; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Trust Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, nonuse or condition in, on or about the Trust Property or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any failure on the part of Borrower to perform or comply with any of the terms of this Deed of Trust; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Property or any part thereof; (f) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Substance or Asbestos on, from, or affecting the Trust Property; (g) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substance or Asbestos; (h) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Substance or Asbestos; (i) any violation of the Environmental Laws, which are based upon or in any way related to such Hazardous Substance or Asbestos including, without limitation, the costs and expenses of any Remedial Work, attorney and consultant fees and disbursements, investigation and laboratory fees, court costs, and litigation expenses; (j) any failure of the Trust Property to comply with any Access Laws; (k) any representation or warranty made in the Note, this Deed of Trust or any of the other Loan Documents being false or misleading in any material respect as of the date such representation or warranty was made; (1) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with the Loans, any Lease or other transaction involving the Trust Property or any part thereof under any legal requirement or any liability asserted against Lender with respect thereto; and
(m) the claims of any lessee of any or any portion of the Trust Property or any person acting through or under any lessee or otherwise arising under or as a consequence of any Lease. Notwithstanding the foregoing, Borrower shall not be liable under such indemnification to the extent such liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs or expenses result from the gross negligence, willful misconduct or illegal acts of Lender or Lender's agents or from any Hazardous Substance or Asbestos introduced onto the Trust Property by Lender or its agents or which are introduced onto the Trust Property by a third party after foreclosure or conveyance in lieu of foreclosure or actual possession of the Trust Property by Lender or its agents and such indemnification shall not inure to the benefit of any future owner of the Trust Property other than Lender, its nominees and their respective Affiliates or the purchaser of the Trust Property by foreclosure of the Deed of Trust or deed in lieu thereof. Any amounts payable, to Lender or Trustee by reason of the application of this paragraph shall be. secured by this Deed of Trust and shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender or Trustee until paid if not paid within five (5) days of demand therefor. The obligations and liabilities of Borrower under this paragraph 38 shall survive any termination, satisfaction, or assignment of this Deed of Trust and the exercise by Lender of any of its rights or remedies hereunder, including, but not limited to, the acquisition of the Trust Property by foreclosure or a conveyance in lieu of foreclosure.

                  39. NOTICES. Any notice, report, demand or other instrument authorized or required to be given or furnished ("NOTICES") shall be in writing and shall be given as follows: (a) by hand delivery; (b) by deposit in the United States mail as first class certified mail, return receipt requested, postage paid; (c) by overnight nationwide commercial courier service; or (d) by telecopy transmission (other than for notices of default) with a confirmation copy to be delivered by duplicate notice in accordance with any of clauses (a)-(c) above, in each case, addressed to the party intended to receive the same at the following address(es):

                  Lender:

                           Greenwich Capital Financial Products, Inc.
                           600 Steamboat Road
                           Greenwich, Connecticut 06830
                           Attention: Mortgage Loans Department
                           Telecopier: (203) 618-2052

                  with copies to:

                           Cadwalader, Wickersham & Taft LLP
                           100 Maiden Lane
                           New York, New York 10038
                           Attention: Alan W. Lawrence, Esq.
                           Telecopier: (212) 504-6666

                  Borrower:

                           North Tower, LLC
                           555 West Fifth Street, Suite 5000
                           Los Angeles, California 90013
                           Attention: Mr. Robert F. Maguire III and
                                      Mark T. Lammas, Esq.
                           Telecopier: (213) 533-5100

                  with a copy to:

                           Cox, Castle & Nicholson LLP
                           2049 Century Park East, 28th Floor
                           Los Angeles, California 90067
                           Attention: Douglas P. Snyder, Esq.
                           Telecopier: (310) 277-7889

                  Trustee:

                           Commonwealth Land Title Company
                           888 6th Street, 4th Floor
                           Los Angeles, California 90017

                  Any party may change the address to which any such Notice is to be delivered, by furnishing ten (10) days written notice of such change to the other parties in accordance with the provisions of this paragraph 39. Notices shall be deemed to have been given on the date they are actually received; provided, that the inability to deliver Notices because of a changed address of which no Notice was given, or rejection or refusal to accept any Notice offered for delivery shall be deemed to be receipt of the Notice as of the date of such inability to deliver or rejection or refusal to accept delivery. Notice for either party may be given by its respective counsel. Additionally, notice from Lender may also be given by the Servicer.

                  40.      AUTHORITY.

                  (a) Borrower represents and warrants that it has full power, authority and right to execute, deliver and perform its obligations pursuant to this Deed of Trust, and to deed, mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, hypothecate and assign the Trust Property pursuant to the terms hereof and to keep and observe all of the terms of this Deed of Trust on Borrower's part to be performed.

                  (b) Borrower represents and warrants that Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and applicable Treasury Department regulations, including temporary regulations (the "CODE").

                  41. WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender or Trustee except with respect to matters for which this Deed of Trust or the other Loan Documents specifically and expressly provide for the giving of notice by Lender or Trustee to Borrower and except with respect to matters for which Lender or Trustee is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender or Trustee with respect to any matter for which this Deed of Trust or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender or Trustee to Borrower.

                  42. REMEDIES OF BORROWER. Other than with respect to instances in which Lender has acted in bad faith, in the event that a claim or adjudication is made that Lender has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Deed of Trust or any of the other Loan Documents, it has an obligation to act reasonably or promptly, neither Lender nor Trustee shall be liable for any monetary damages, and Borrower's remedies shall be limited to injunctive relief or declaratory judgment.

                  43. SOLE DISCRETION OF LENDER. Wherever pursuant to this Deed of Trust, Lender exercises any right given to it to consent or not consent or approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to consent or not consent, to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

                  44. NON-WAIVER. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Deed of Trust. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (a) the failure of Lender to comply with any request of Borrower or Guarantor to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the Note, or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Trust Property, or of any person liable for the Debt or any portion thereof, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Deed of Trust or any of the other Loan Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its sole discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of

Lender or Trustee thereafter to foreclosure this Deed of Trust. The rights and remedies of Lender or Trustee under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender or Trustee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

                  45. NO ORAL CHANGE. This Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  46. LIABILITY. If Borrower consists of more than one person or entity, the obligations and liabilities of each such person or entity hereunder shall be joint and several. Subject to the provisions hereof requiring Lender's consent to any transfer of the Trust Property, this Deed of Trust shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

                  47. INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Deed of Trust is held to be invalid, illegal or unenforceable in any respect, the Note and this Deed of Trust shall be construed without such provision.

                  48. HEADINGS, Etc. The headings and captions of various paragraphs of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                  49. DUPLICATE ORIGINALS. This Deed of Trust may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

                  50. DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Trust Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Trustee" shall mean "Trustee and any subsequent holder of this Deed of Trust," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Deed of Trust," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, and the words "Trust Property" shall include any portion of the Trust Property and any interest therein and the words "attorneys' fees" shall include any and all reasonable attorneys' fees, paralegal and law clerk fees, including, without limitation, fees at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Trust Property and Collateral and enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                  51. HOMESTEAD. Borrower hereby waives and renounces all homestead and exemption rights provided by the Constitution and the laws of the United States and of any state, in and to the Trust Property as against the collection of the Debt, or any part hereof.

                  52. ASSIGNMENTS. Lender shall have the right to assign or transfer its rights under this Deed of Trust without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Deed of Trust.

                  53. WAIVER OF JURY TRIAL. BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY" SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE NOTE, THIS DEED OF TRUST, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

                  54. GOVERNING LAW. (A) THIS DEED OF TRUST WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS DEED OF TRUST AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS PARAGRAPH 54(A) ABOVE, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS

THIS DEED OF TRUST AND THE NOTE, AND THIS DEED OF TRUST AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS DEED OF TRUST MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES .ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT CORPORATION TRUST COMPANY, 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                  55.      TRUSTEE'S FEES: SUBSTITUTE TRUSTEE.

                  (a) Borrower shall pay all costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Deed of Trust.

                  (b) Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever, Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Deed of Trust is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

                  56.      POWER OF SALE.

                  (a) Upon the occurrence of an Event of Default, Trustee, or the agent or successor of Trustee, at the request of Lender, shall sell or offer for sale the Trust Property in such portions, order and parcels as Lender may determine with or without having first taken possession of same, to the highest bidder for cash at one or more public auctions in accordance with the terms and provisions of the law of the State in which the Trust Property is located. Such sale shall be made at the area within the courthouse of the county in which the Trust Property (or any portion thereof to be sold) is situated (whether the parts or parcels thereof, if any, in different counties are contiguous or not, and without the necessity of having any personal property hereby secured present at such sale) which is designated by the applicable court of such County as the area in which public sales are to take place, or, if no such area is designated, at the area at the courthouse designated in the notice of sale as the area in which the sale will take place, on such day and at such times as permitted under applicable law of the State where the Trust Property is located, after advertising the time, place and terms of sale and that portion of the Trust Property in accordance with such law, and after having served written or printed notice of the proposed sale by certified mail on each Borrower obligated to pay the Note and other secured indebtedness secured by this Deed of Trust according to the records of Lender in accordance with applicable law. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service.

                  At any such public sale, Trustee may execute and deliver in the name of Borrower to the purchaser a conveyance of the Trust Property or any part of the Trust Property in fee simple. In the event of any sale under this Deed of Trust by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Trust Property may be sold in its entirety or in separate parcels and in such manner or order as Lender in its sole discretion may elect, and if Lender so elects, Trustee may sell the personal property covered by this Deed of Trust at one or more separate sales in any manner permitted by the Uniform Commercial Code of the State in which the Trust Property is located, and one or more exercises of the powers herein granted shall not extinguish or exhaust such powers, until all the Trust Property is sold or the Note and other secured indebtedness is paid in full. If the Note and other secured indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts or guaranty, assignments of lease, or other security instruments, Lender at its option may exhaust the remedies granted under any of said security instruments either concurrently or independently, and in such order as Lender may determine.

                  (b) Upon any foreclosure sale or sales of all or any portion of the Trust Property under the power herein granted, Lender may bid for and purchase the Trust Property and shall be entitled to apply all or any part of the Debt as a credit to the purchase price.

                  (c) In the event of a foreclosure or a sale of all or any portion of the Trust Property under the power herein granted, the proceeds of said sale shall be applied, in whatever order Lender in its sole discretion may decide, to the expenses of such sale and of all proceedings in connection therewith (including, without limitation, attorneys' fees and expenses), to fees and expenses of Trustee (including, without limitation, Trustee's attorneys' fees and expenses), to insurance premiums, liens, assessments, taxes and charges (including, without limitation, utility charges advanced by Lender), to payment of the outstanding principal balance of the Debt, and to .the accrued interest on all of the foregoing; and the remainder, if any, shall be paid to Borrower, or to the person or entity lawfully entitled thereto.

                  57. RECOURSE PROVISIONS. Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower or its constituent members, partners, shareholders, directors, employees or agents or the direct or indirect constituent members, partners, shareholders, directors, employees or agents thereof (collectively, the "BORROWER PARTIES") or any other Person, to perform and observe the obligations contained in this Deed of Trust, the Note or any of the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against any of the Borrower Parties or any other Person, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon the Trust Property, the Rents or any other collateral given to Lender pursuant to this Deed of Trust and the other Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against the Borrower Parties only to the extent of their interest in the Trust Property, the Rents and in any other collateral given to Lender, and Lender, by accepting this Deed of Trust, the Note and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against any of the Borrower Parties or any other Person in any such action or proceeding under or by reason of or in connection with this Deed of Trust, the Note or any of the other Loan Documents. The provisions of this paragraph shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Deed of Trust, the Note or any of the other Loan Documents; (ii) impair the right of Lender to name any of the Borrower Parties, as a party defendant in any action or suit for foreclosure and sale under this Deed of Trust; (iii) affect the validity or enforceability of any guaranty made in connection with the Loans or any rights and remedies of Lender thereunder; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; or (vi) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower (but not against any members of Borrower or their direct or indirect constituent members or partners or any other Person), by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following:

                  (a) fraud or intentional misrepresentation by Borrower or any Guarantor in connection with the Loans;

                  (b) intentional physical waste (including, but not limited to, waste due to gross negligence) by Borrower or any affiliate thereof; provided, however, such physical waste shall exclude wear and tear to the Trust Property that occurs in the ordinary course of business of the Trust Property by Borrower or any affiliate thereof;

                  (c) the material breach of any representation, warranty, covenant or indemnification provision in that certain Environmental and Hazardous Substance Indemnification Agreement of even date herewith given by Borrower to Lender or in this Deed of Trust concerning Environmental Laws, Hazardous Substances and Asbestos;

                  (d) the removal or disposal by Borrower or any affiliate thereof of any portion of the Trust Property after an Event of Default, unless such portion of the Trust Property is replaced by an item of equal or greater value as determined by Lender in its reasonable discretion;

                  (e) the misapplication or conversion by Borrower or any affiliate thereof of (i) any insurance proceeds paid by reason of any loss, damage or destruction to the Trust Property, (ii) any awards or other amounts received in connection with the condemnation of all or a portion of the Trust Property, (iii) any Rents following an Event of Default or (iv) any Rents paid more than one month in advance;

                  (f) failure to pay charges for labor or materials or taxes or other charges that can create liens superior to the lien of this Deed of Trust on any portion of the Trust Property unless such taxes or other charges are being contested in accordance herewith; and

                  (g) any security deposits collected by Borrower or any affiliate thereof with respect to the Trust Property which are not delivered to Lender upon a foreclosure of the Trust Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof.

                  Notwithstanding anything to the contrary in any of the Loan Documents (i) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by this Deed of Trust or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents, and (ii) the Debt shall become fully recourse to Borrower (but not its members or other direct or indirect constituent members or partners or any other Person) in the event that: (A) the first full Monthly Payment Amount (as defined in the Note) under the Note is not paid when due; (B) other than in connection with a default under paragraph 12(a)(ii)(G) hereof, Borrower fails to maintain its status as a Special Purpose Bankruptcy Remote Entity in accordance with the provisions of this Deed of Trust and such failure results in the substantive consolidation of Borrower with another Person; (C) except as otherwise permitted pursuant to the Loan Documents, Borrower fails to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering the Trust Property;
(D) except as otherwise permitted pursuant to the Loan Documents, Borrower fails to obtain Lender's prior written consent to any assignment, transfer, or conveyance of the Trust Property or any interest therein as and to the extent required by this Deed of Trust; or (E) (1) a receiver (other than a receiver appointed by Lender), liquidator or trustee of Borrower or Guarantor shall be appointed which is not dismissed within ninety (90) days, or (2) if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by Borrower or Guarantor, or (3) if Borrower or Guarantor files an answer consenting to, or otherwise joining in, any involuntary petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law filed against it by-any other Person, or is found pursuant to a final, unappealable order of a court of competent jurisdiction to have solicited or caused to be solicited creditors to file any involuntary petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law against Borrower or Guarantor, or (4) if Borrower or Guarantor are found, pursuant to a final unappealable order of a court of competent jurisdiction, to have been in collusion with creditors that initiate a bankruptcy action or proceeding against Borrower or Guarantor.

                  58. CASH MANAGEMENT AGREEMENT. On or before the date hereof Borrower covenants and agrees to enter into one or more servicing account agreements, lockbox servicing agreements and/or cash management agreements acceptable to Lender between Borrower, Manager, Lender and, as applicable, one or more certain financial institutions (together with any modification, amendment, substitution or replacement thereof, hereinafter collectively referred to as the "CASH MANAGEMENT AGREEMENT"). All Rents shall be applied as set forth in the Cash Management Agreement and the escrows and reserves required hereunder shall be funded as provided therein. The Borrower shall pay all costs and expenses required under the Cash Management Agreement. Upon the occurrence and during the continuance of an Event of Default, Lender may apply any sums then held pursuant to the Cash Management Agreement to the payment of the Debt in any order in its sole discretion. Until expended or applied, amounts held pursuant to the Cash Management Agreement shall constitute additional security for the Debt.

                  59.      MANAGEMENT OF THE TRUST PROPERTY.

                  (a) Borrower shall maintain, or cause to be maintained, the Management Agreement in full force and effect and timely perform all of Borrower's obligations thereunder and enforce performance of all obligations of the Manager thereunder, and except as otherwise permitted by the Loan Documents, not permit the termination or amendment of the Management Agreement unless the prior written consent of Lender is first obtained, which consent shall not be unreasonably withheld, conditioned or delayed. Borrower shall cause the Manager to enter into an assignment and subordination of the management agreement in form satisfactory to Lender (the "SUBORDINATION OF MANAGEMENT AGREEMENT"). The Subordination of Management Agreement shall assign and subordinate the Manager's interests in the Trust Property and all fees and other rights of the Manager pursuant to the Management Agreement to the rights of Lender. Upon an Event of Default, Borrower shall, at Lender's request made at any time while such Event of Default continues, terminate, or cause the termination of, the Management Agreement. Except with respect to the transactions contemplated by paragraph 11
(jj) above, which transactions are hereby pre-approved by Lender, Borrower shall not enter into any agreement relating to the management of the Trust Property with any party without the express written consent of Lender (which consent shall not be unreasonably withheld to the extent that such manager is an affiliate of Borrower); provided, however, with respect to a new manager such consent may also be conditioned upon Borrower delivering evidence (i) in writing from the applicable Rating Agencies to the effect that such new manager and management agreement will not result in a downgrade, withdrawal or qualification of the respective ratings then in effect for any Securities issued in connection with a Securitization, and (ii) satisfactory to Lender (which shall include, at the request of Lender, a legal non-consolidation opinion acceptable to Lender) that the single purpose nature and bankruptcy remoteness of Borrower, its shareholders, partners or members, as the case may be, after the engagement of the new manager are in accordance with the requirements of Rating Agencies. If at any time Lender consents to the appointment of a new manager, such new manager and Borrower shall, as a condition of Lender's consent, execute an assignment and subordination of such management agreement in the form then used by Lender.

                  (b) The Borrower, upon the request of Lender, shall terminate the Manager, without penalty or fee, if at any time during the Loans
(a) the Manager shall become insolvent or a debtor in any bankruptcy or insolvency proceeding, (b) there exists an Event of Default for which Lender has not accepted a cure thereof or (c) the Maturity Date has occurred and the Loans have not been repaid. At such time as the Manager may be removed pursuant to and in accordance with the terms and provisions of the Loan Documents, a replacement manager and management agreement acceptable to Lender and the applicable Rating Agencies in their sole discretion shall assume management of the Property and shall receive a property management fee not to exceed the then current market rates.

                  60. SERVICER. At the option of Lender, the Loans may be serviced by a servicer and/or trustee (collectively, the "SERVICER") selected by Lender and Lender may delegate all or any portion of its responsibilities under this Deed of Trust and the other Loan Documents to the Servicer pursuant to a servicing or other agreement (the "SERVICING AGREEMENT") between Lender and Servicer. Borrower shall be responsible for any set-up fees or any other costs and expenses relating to or arising under the Servicing Agreement; provided, however, that such fees and expenses do not exceed one (1) basis point per annum. Lender agrees that the Servicing Agreement shall require the Servicer to act within the specified time periods set forth in the Loan Documents, including, but not limited to, in providing consents or approvals as required under the terms thereof.

                  61. COMPONENT NOTES. Lender, without in any way limiting Lender's other rights hereunder, in its sole and absolute discretion, shall have the right, at no cost or expense to Borrower, at any time prior to or in connection with a Securitization or a sale of the Loans or any portion thereof or any interest therein, to require Borrower to execute and deliver replacement "component" notes (including senior and junior notes), which notes may be paid in such order of priority as may be designated by Lender, or a single note replacing the existing "component" notes eliminating the "component" note structure, or to coordinate the maturity dates of the Note, provided that (i) the aggregate principal amount of such "component" notes or the principal balance of such single note, as applicable, shall equal the outstanding principal balance of the Loans (or applicable portion thereof) immediately prior to the creation of such replacement "component" notes or such single note, as applicable, (ii) the weighted average interest rate of all such replacement "component" notes or such single note, as applicable, shall on the date created equal the weighted average interest rate which was applicable to the Loans immediately prior to the creation of such replacement "component" notes or such single note, as applicable, (iii) the debt service payments on all such replacement "component" notes or such single note, as applicable, shall on the date created equal the debt service payments which were due under the Loans immediately prior to the creation of such replacement component notes or such single note, as applicable, (iv) the maturity date, the amortization schedule and the other terms and provisions of each of the replacement "component" notes or such single note, as applicable, shall be identical in substance and substantially similar in form to the note that such "component" notes or such single note, as applicable, replace and the other Loan Documents, (v) under all circumstances, Note B (or any "component" notes issued in substitution therefor) and either the BH Guaranty or the RFM Guaranty (whichever is then in effect) shall be maintained separate from Note A and as part of the Loans, and (vi) the original note that is replaced by such component notes shall be delivered to Borrower. Borrower shall cooperate with all reasonable requests of Lender in order to establish the "component" notes and shall execute and deliver such documents in compliance with this paragraph 61 as shall reasonably be required by Lender and any Rating Agency in connection therewith, all in form and substance reasonably satisfactory to Lender and satisfactory to any Rating Agency, including, without limitation, the severance of security documents if requested. In the event Borrower fails to execute and deliver such documents to Lender within ten (10) Business Days following notice of such request by Lender, Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents reasonably necessary to effect such transactions, Borrower ratifying all that such attorney shall do by virtue thereof.

                  It shall be an Event of Default under this Deed of Trust, the Note and the other Loan Documents if Borrower fails to comply with any of the terms, covenants or conditions of this Section 61 after expiration often (10) Business Days after notice thereof.

                  62.      MISCELLANEOUS.

                  (a) Any consent or approval by Lender in any single instance shall not be deemed or construed to be Lender's consent or approval in any like matter arising at a subsequent date, and the failure of Lender to promptly exercise any right, power, remedy, consent or approval provided herein or at law or in equity shall not constitute or be construed as a waiver of the same nor shall Lender be estopped from exercising such right, power, remedy, consent or approval at a later date. Any consent or approval requested of and granted by Lender pursuant hereto shall be narrowly construed to be applicable only to Borrower and the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof, and any such consent or approval shall not be deemed to constitute Lender a venturer or partner with Borrower nor shall privity of contract be presumed to have been established with any such third party. If Lender deems it to be in its best interest to retain assistance of persons, firms or corporations (including, without limitation, attorneys, title insurance companies, appraisers, engineers and surveyors) with respect to a request for consent or approval, Borrower shall reimburse Lender for all costs reasonably incurred in connection with the employment of such persons, firms or corporations.

                  (b) Borrower covenants and agrees that during the Term, unless Lender shall have previously consented in writing, (a) Borrower will take no action that would cause it to become an "employee benefit plan" as defined in 29 C.F.R. Section 2510.3-101, or "assets of a governmental plan" subject to regulation under the state statutes, and (b) Borrower will not sell, assign or transfer the Trust Property, or any portion thereof or interest therein, to any transferee that does not execute and deliver to Lender its written assumption of the obligations of this covenant. Borrower further covenants and agrees to protect, defend, indemnify and hold Lender harmless from and against all loss, cost, damage and expense (including without limitation, all attorneys' fees and excise taxes, costs of correcting any prohibited transaction or obtaining an appropriate exemption) that Lender may incur as a result of Borrower's breach of this covenant. This covenant and indemnity shall survive the extinguishment of the lien of this Deed of Trust by foreclosure or action in lieu thereof; furthermore, the foregoing indemnity shall supersede any limitations on Borrower's liability under any of the Loan Documents.

                  (c) The Loan Documents contain the entire agreement between Borrower and Lender relating to or connected with the Loans. Any other agreements relating to or connected with the Loans not expressly set forth in the Loan Documents are null and void and superseded in their entirety by the provisions of the Loan Documents.

                  (d) Borrower hereby covenants and agrees not to commit, or to knowingly permit or suffer to exist any act, omission or circumstance affording any right of forfeiture. In furtherance thereof, Borrower hereby indemnifies Lender and agrees to defend and hold Lender harmless from and against any loss, damage or injury by reason of the breach of the covenants and agreements or the representations and warranties set forth in this paragraph. Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings which are not promptly dismissed against Borrower or all or any part of the Trust Property under any federal or state law for which forfeiture of the Trust Property or any part thereof or of any monies paid in performance of Borrower's obligations under the Loan Documents is a likely result, shall, at the election of Lender, constitute an Event of Default hereunder without notice or opportunity to cure.

                  (e) Borrower acknowledges that, with respect to the Loans, Borrower is relying solely on its own judgment and advisors in entering into the Loans without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or affiliate of Lender. Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of the Borrower or its Affiliates. Borrower acknowledges that it is represented by competent counsel and has consulted counsel before executing the Loan Documents.

                  (f) Borrower covenants and agrees to pay Lender upon receipt of written notice from Lender, all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with (i) the preparation, negotiation, execution and delivery of this Deed of Trust and the other Loan Documents; (ii) Borrower's performance of and compliance with Borrower's respective agreements and covenants contained in this Deed of Trust and the other Loan Documents on its part to be performed or complied with after the date hereof; (iii) Lender's performance and compliance with all agreements and conditions contained in this Deed of Trust and the other Loan Documents on its part to be performed or complied with after the date hereof; (iv) the negotiation, preparation, execution and delivery of any consents, amendments, waivers or other modifications to this Deed of Trust and the other

Loan Documents; and (v) the filing and recording fees and expenses, title insurance fees and expenses, and other similar expenses incurred in creating and perfecting the lien in favor of Lender pursuant to this Deed of Trust and the other Loan Documents.

                                     PART II

                            STATE SPECIFIC PROVISIONS

                  63. PRINCIPLES OF CONSTRUCTION. In the event of any inconsistencies between the terms and provisions of this Part II Deed of Trust and Part I of this Deed of Trust, the terms and provisions of this Part II shall govern and control.

                  64. ADDITIONAL REMEDIES PROVISIONS. Lender shall have the following remedies under this Deed of Trust, in addition to any other remedies stated in this Deed of Trust (all of which are cumulative and nonexclusive):

                  (a) Judicial Action. Bring an action in any court of competent jurisdiction to foreclose this Deed of Trust or to obtain specific performance of any covenant or agreement contained herein or in the other Loan Documents.

                  (b)      Foreclosure By Power of Sale.

                  (i) Should Lender elect to foreclose by exercise of the power of sale herein contained, Lender shall deliver to Trustee a written declaration of default and demand for sale, and shall deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

                  (ii) Upon receipt of notice from Lender, Trustee shall cause to be recorded, published and delivered to Borrower such notice of default and election to sell as is then required by law. Trustee shall, without demand on Borrower, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale having been given as required by law, sell the Trust Property at the time and place of sale fixed by it in said notice of sale, either as a whole, or in separate lots or parcels or items and in such order as Lender may direct Trustee so to do, at public auction to the highest bidder, for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matter or fact shall be prima facie evidence of the truthfulness thereof. Any person, including without limitation Borrower, Trustee or Lender, may purchase at such sale, and Borrower hereby covenants to warrant and defend the title of such purchaser or purchasers.

                  (iii) Subject to applicable law, Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

                  (c) Unified Sale of Real Property. Fixtures and Personal Property. Notwithstanding any other provisions of this Deed of Trust, Lender may elect to proceed against any or all of the real property, personal property and fixtures constituting the Trust Property in any manner permitted under UCC
Section 9501(4)(a) or any successor statute thereof; and if the Lender elects to proceed in the manner permitted under UCC Section 9501(4)(a)(ii) or any successor statute thereof, Lender may further elect to proceed by judicial or nonjudicial foreclosure with respect to all or any of the real property, personal property and fixtures covered hereby, as designated by Lender, and Lender or the Trustee (as applicable) are hereby authorized and empowered to conduct any such sale of any real property, personal property and fixtures in accordance with the procedures applicable to real property. Where the Trust Property consists of real property and personal property, any reinstatement of the Debt secured hereby, following an Event of Default and an election by the Lender to accelerate the maturity of said obligation, which is made by Borrower or any other person or entity permitted to exercise the right of reinstatement under Section 2924c of the California Civil Code or any successor statute, shall not invalidate, rescind or otherwise affect any sale, disposition or other proceeding held or conducted with respect to any personal property or fixtures prior to such reinstatement.

                  (d) Receiver. Lender shall be entitled, as a matter of absolute right and without regard to the value of any security for the Debt or the solvency of any person liable therefor, to the appointment of a receiver for the Trust Property upon ex parte application to any court of competent jurisdiction. Borrower waives any right to any hearing or notice of hearing prior to the appointment of a receiver. Such receiver and his agents shall be empowered (i) to take possession of the Trust Property and any businesses conducted by Borrower or any other person thereon and any business assets used in connection therewith and, if the receiver deems it appropriate, to operate the same, (ii) to exclude Borrower and Borrower's agents, servants, and employees from the Trust Property, (iii) to collect the rents, issues, profits, and income therefrom, (iv) to complete any construction which may be in progress, (v) to do such maintenance and make such repairs and alterations as the receiver deems necessary, (vi) to use all stores of materials, supplies, and maintenance equipment on the Trust Property and replace such items at the expense of the receivership estate, (vii) to pay all taxes and assessments against the Trust Property, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance, and (viii) generally to do anything which Borrower could legally do if Borrower were in possession of the Trust Property. All expenses incurred by the receiver or his agents shall constitute a part of the Debt. Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including attorneys' fees incurred by the receiver and by Lender, together with interest thereon at the Default Rate from the date incurred until repaid, and the balance shall be applied toward the Debt or in such other manner as the court may direct. Unless sooner terminated with the express consent of Lender or by court order, any such receivership will continue until the Debt has been discharged in full, or until title to the Trust Property has passed after foreclosure sale and all applicable periods of redemption have expired. Lender's rights hereunder include its rights under California Code of Civil Procedure
Section 564, as such section may be amended from time to time.

                  (e) UCC. Exercise any or all rights and remedies granted to a secured party upon default under the UCC, in such order and in such manner as Lender, in its sole discretion but subject to applicable law, may determine, including, without limiting the generality of the foregoing: (i) the right to take possession of the personal property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the personal property, and (ii) the right to require Borrower at its expense to assemble the personal property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the personal property sent to Borrower in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall constitute commercially reasonable notice to Borrower.

                  (f) Action for Breach of Contract. In accordance with California Code of Civil Procedure Section 736, as such section may be amended from time to time, Lender may bring an action for breach of contract against Borrower for breach of any "environmental provision" (as such term is defined in such section) made by Borrower herein or in any other Loan Document, for the recovery of damages and/or for the enforcement of the environmental provision.

                  (g) Waiver of Security. In accordance with California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time, Lender may waive the security of this Deed of Trust as to any parcel of the Trust Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any personal property attached to such parcel, and thereafter may exercise against Borrower, to the extent permitted by such Section 726.5 and subject to paragraph 57 hereof, the rights and remedies of an unsecured creditor, including reduction of Lender's claim against Borrower to judgment, and any other rights and remedies permitted by law. In the event the Lender elects, in accordance with California Code of Civil Procedure Section 726.5, to waive all or part of the security of this Deed of Trust and proceed against Borrower on an unsecured basis, the valuation of the real property, the determination of the environmentally impaired status of such security and any cause of action for a money judgment shall, at the request of Lender, be referred to a referee in accordance with California Code of Civil Procedure Sections 638 et seq. Such referee shall be an independent and unaffiliated M.A.I, appraiser selected by Lender and approved by Borrower, which approval shall not be unreasonably withheld or delayed. The decision of such referee shall be binding upon both Borrower and Lender, and judgment upon the award rendered by such referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645. Borrower shall pay all reasonable costs and expenses incurred by Lender in connection with any proceeding under California Code of Civil Procedure Section 726.5, as such section may be amended from time to time.

                  (h) Other. Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity.

                  (i) Separate Sales. The Trust Property may be sold in one or more parcels and in such manner and order as Lender, in its sole discretion, may direct Trustee so to do. A sale of less than the whole of the Trust Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all obligations secured hereby have been satisfied, or the entire Trust Property sold, without defect or irregularity.

                  (j) Credit Bids. At any sale or disposition of any or all of the Trust Property-held or made under the power of sale granted in this Deed of Trust or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale, if Lender is the purchaser at such sale or disposition Lender shall have the right to offset its bid at such sale to the extent of the Debt, including the portion of the Debt attributable to the expenses of sale, costs of any action and other sums for which Borrower is obligated to pay or reimburse Lender or Trustee under this Deed of Trust.

                  65. DEED OF TRUST NOT TO SECURE ENVIRONMENTAL COVENANTS, OBLIGATIONS, AND INDEMNITIES OR GUARANTY OBLIGATIONS. Notwithstanding anything in this Deed of Trust to the contrary, this Deed of Trust is not intended to, and by the express provisions hereof, does not secure (a) any environmental (i) covenant, (ii) obligation or (iii) indemnity of Borrower made or provided herein, or in the Environmental and Hazardous Substance Indemnification Agreement executed simultaneously herewith, or (b) the obligations of any (i) Guarantor of any Debt or (ii) third party indemnitor under the Environmental and Hazardous Substance Indemnification Agreement or under any other indemnity.

                  66.      ADDITIONAL WAIVERS.

                  (a) Borrower has read and hereby approves the Note, this Deed of Trust, the other Loan Documents and all other agreements and documents relating thereto. Borrower acknowledges that it has been represented by counsel of its choice to review this Deed of Trust, the Note, the other Loan Documents and all other documents relating thereto and said counsel has explained and Borrower understands the provisions thereof, or that Borrower has voluntarily declined to retain such counsel.

                  (b) Borrower hereby expressly waives diligence, demand, presentment, protest and notice of every kind and nature whatsoever (unless as otherwise required under this Deed of Trust or the other Loan Documents) and waives any right to require Lender to enforce any remedy against any Guarantor, endorser or other person whatsoever prior to the exercise of its rights and remedies hereunder or otherwise. Borrower waives any right to require Lender to:
(i) proceed or exhaust any collateral security given or held by Lender in connection with the Debt; (ii) give notice of the terms, time and place of any public or private sale of any real or personal property security for the Debt or other guaranty of the Debt; or (iii) pursue any other remedy in Lender's power whatsoever.

                  (c)      Until all Debt shall have been paid in full,
Borrower: (i) shall not have any right of subrogation to any of the rights of Lender against any Guarantor, maker or endorser; (ii) waives any right to enforce any remedy which Lender now has or may hereafter have against any other Guarantor, maker or endorser; and (iii) waives any benefit of, and any other right to participate in, any collateral security for the Debt or any guaranty of the Debt now or hereafter held by Lender.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, Borrower has executed this instrument the day and year first above written.

                           BORROWER:

                           NORTH TOWER, LLC,
                           a Delaware limited liability company

                           By: North Tower Manager, LLC,
                               a Delaware limited liability company,
                               its Principal Manager

                               By: Maguire Partners-Bunker Hill, Ltd.,
                                   a California limited partnership,
                                   its Administrative Agent

                                   By: Maguire Partners BGHS, LLC,
                                       a California limited liability company,
                                       its general partner

                                       By: Maguire Partners SCS, Inc.,
                                           a California corporation,
                                           its manager

                                           By: /s/ Javier F. Bitar
                                               -----------------------------
                                               Name: Javier F. Bitar
                                               Title: Senior Vice President

STATE OF CALIFORNIA, County of Los Angeles ss:

         On June 16, 2003, before me, Lisa M. Long, a notary public for said state, personally appeared Javier Bitar, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         Witness my hand and official seal.

Signature: Lisa M. Long

My commission expires: 8.16.05

[Notary Seal]

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXH. A-l

                                    EXHIBIT B

                                    RESERVED

                                    EXH. B-l

                                    EXHIBIT C

                                REQUIRED REPAIRS

                                    EXH. C-l

                                    EXHIBIT D

                    OUTSTANDING TENANT ALLOWANCE OBLIGATIONS

                                    EXH. C-l

Wells Fargo Tower                                                                          Expense
-----------------                                                                         ----------
       Outstanding Tenant Improvement and Leasing Commissions:
              Dewey Bailentine TI                                                         $    97,524
              La Petite Boulangerie TI                                                          7,345
              LAUSD Extension TI                                                              317,202
              Copy Page TI                                                                      5,659
              Bank One TI                                                                         194
              Zevnick Norton TI                                                               108,504
              Roebeks TI                                                                        2.335
              Ryan & Company LC                                                                 1,782
              Payden & Rygel Extension TI                                                     783.480
              LAUSD 23rd Floor Allowance                                                      206,920
                                                                                          -----------
              Total Outstanding TI/LC                                                       1,531,445

       Gibson & Dunn Parking Discount Buyout and Outstanding Gibson & Dunn TI/LC:
              Gibson and Dunn Initial TI Allowance                                          1,716,915
              Gibson and Dunn Renovation TI Allowance                                       9,610,835
              Gibson and Dunn Additional 2004 TI Allowance                                  1,501,738
              Gibson and Dunn Leasing Commission                                            1,600,487
              Gibson and Dunn Parking Discount Buyout                                       1,397,368
                                                                                          -----------
              Total Outstanding Gibson and Dunn TI/LC                                      15,827,393

                            CASH MANAGEMENT AGREEMENT
                               (this "AGREEMENT").
                            dated as of June 26, 2003

                                      among

                                NORTH TOWER, LLC
                        555 West Fifth Street, Suite 5000
                          Los Angeles, California 90013
                                  ("BORROWER"),

                            MAGUIRE PROPERTIES, L.P.
                        555 West Fifth Street, Suite 5000
                          Los Angeles, California 90013
                                 (the "MANAGER")

                                       and

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                               600 Steamboat Road
                          Greenwich, Connecticut 06830
                        (together with its successors and
                             assigns, the "LENDER")

                                       and

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                            8739 Research Drive, URP4
                      Charlotte, North Carolina 28288-1075
                              (the "DEPOSIT BANK")

                  WHEREAS, pursuant to that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the date hereof (the "DEED OF TRUST"). made by Borrower, as trustor for the benefit of Lender, as beneficiary, the Lender has provided financing (the "LOANS") to the Borrower secured by the property owned by the Borrower and described in the Deed of Trust (collectively, the "PROPERTY"); and

                  WHEREAS, the Lender shall deliver to the bank (the "CLEARING BANK") maintaining the operating account of the Borrower (the "CLEARING ACCOUNT") a Clearing Bank Instruction Letter in the form attached as Exhibit A hereto (together with any modifications, amendments or replacements thereof, the "INSTRUCTION LETTER"), which provides that all Rents (as defined in the Deed of Trust) be deposited in such Clearing Account upon delivery of the Instruction Letter, and swept periodically into the accounts established hereunder.

                  NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        DEFINED TERMS.

                  (a) As used herein the following capitalized terms shall have the respective meanings set forth below:

                  "ACCOUNT PROCEEDS" shall mean any and all Rents and other revenue in connection with the Property that is deposited by any Clearing Bank, the Borrower, the Manager or otherwise into the Cash Collateral Account from time to time.

                  "BORROWER REMAINDER ACCOUNT" shall mean the account of Borrower to which monies in the Borrower Remainder Sub-account are allocated in accordance with the terms hereof.

                  "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any day on which commercial banks in New York, New York or the City in which the Deposit Bank is located are required or permitted by law to be closed.

                  "CASH COLLATERAL ACCOUNT" shall have the meaning ascribed to such term in Section 2 hereof.

                  "CERTIFICATES" means the securities issued in connection with a Securitization of the Loans.

                  "CLEARING ACCOUNT" shall have the meaning given such term in the Recitals.

                  "CLEARING BANK" shall have the meaning given such term in the Recitals.

                  "COLLATERAL" shall mean each of the items pledged by Borrower in Section 6(c) hereof.

                  "COLLECTION PERIOD" with respect to any Payment Date, shall mean the period of days from the Payment Date occurring during the month immediately preceding the Payment Date to the day immediately preceding such Payment Date. With respect to the first Payment Date, the Collection Period shall commence on and include the date hereof and end on and include the day immediately preceding such first Payment Date.

                  "DEED OF TRUST" shall have the meaning given such term in the Recitals.

                  "DEPOSIT BANK" shall mean Wachovia Bank, National Association or such other bank or banks selected by the Lender to maintain the Cash Collateral Account.

                  "ELIGIBLE ACCOUNT" either (i) an account or accounts maintained with an Eligible Bank or (ii) a Trust Account. Eligible Accounts shall bear interest.

                  "ELIGIBLE BANK" shall mean a bank that (i) satisfies the Rating Criteria and (ii) insures deposits held by such bank through the Federal Deposit Insurance Corporation.

                  "INSTRUCTION LETTER" shall have the meaning ascribed to such term in the Recitals.

                  "LOANS" shall have the meaning ascribed to such term in the Recitals.

                  "LOAN DOCUMENTS" shall have the meaning set forth for such term in the Deed of Trust.

                  "LOAN SATISFACTION EVENT" shall mean the satisfaction in full of the Obligations.

                  "LOAN SUB-ACCOUNTS" shall have the meaning ascribed to such term in Section 2(c).

                  "MONTHLY PAYMENT AMOUNT" shall have the meaning given to such term in the Note.

                  "NOTE" shall mean, collectively, that certain (a) Substitute Promissory Note A-l dated as of June 26, 2003 made by Borrower to Lender in the original principal amount of Ninety-Two Million Five Hundred Twenty-Eight Thousand Six Hundred Eighty-Eight and No/100 Dollars ($92,528,688.00) ("NOTE A-l'"), (b) Substitute Promissory Note A-2 dated as of June 26, 2003 made by Borrower to Lender in the original principal amount of Ninety-Two Million One Hundred Fifty-Nine Thousand Three Hundred Twelve and No/100 Dollars ($92,159,312.00) ("NOTE A-2"). (c) Substitute Promissory Note B-1 dated as of June 26, 2003 made by Borrower to Lender in the original principal amount of Thirty-Two Million Seven Hundred Twenty-One Thousand Three Hundred Twelve and No/100 Dollars ($32,721,312.00) ("NOTE B-1") and (d) Substitute Promissory Note B-2 dated as of June 26, 2003 made by Borrower to Lender in the original principal amount of Thirty-Two Million Five Hundred Ninety Thousand Six Hundred Eighty-Eight and No/100 Dollars ($32,590,688.00) ("NOTE B-2"), as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "OBLIGATIONS" shall mean any and all debt, liabilities and obligations of the Borrower to the Lender pursuant to or in connection with the Loans, whether now or hereafter existing, including without limiting the generality of the foregoing, the indebtedness evidenced by the Note, all interest accruing thereon, and any and all debt, liabilities and obligations of the Borrower under the Loan Documents.

                  "OPERATING EXPENSES" shall mean, collectively, Cash Expenses (as defined in the Note) and Extraordinary Expenses (as defined in the Note).

                  "PAYMENT DATE" shall have the meaning given to such term in the Note.

                  "PERMITTED INVESTMENTS" shall have the meaning given to such term in the Deed of Trust.

                  "PERSON" shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (whether territorial, national, federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "PROPERTY" shall have the meaning ascribed to such term in the Recitals.

                  "RATING AGENCIES" shall mean (i) any nationally-recognized statistical rating organizations that provide a rating on any Certificates on the date of issuance of the Certificates or (ii) prior to the issuance of the Certificates, Moody's (as defined in the Deed of Trust), S&P (as defined in the Deed of Trust) and any other nationally-recognized statistical rating organizations that have been designated by the Lender in its sole discretion.

                  "RATING CRITERIA" with respect to any Person, shall mean that
(i) the short-term unsecured debt obligations of such Person are rated at least "A-l" by S&P, "P-l" by Moody's and, if rated by another Rating Agency, are rated in an equivalent category by such other Rating Agency, if deposits are held by such person for a period of less than 30 days, or (ii) the long-term unsecured debt obligations of such Person are rated at least "AA-" by S&P, "Aa2" by Moody's and, if rated by another Rating Agency, are rated in an equivalent category by such other Rating Agency, if deposits are held by such person for a period of 30 days or more.

                  "RECONCILIATION DATE" shall mean, as applicable, January 31st, April 30th, July 31st, and October 31st of each year that the Loans remain outstanding.

                  "RENTS" shall have the meaning ascribed to such term in the Deed of Trust.

                  "SECURITIZATION" shall have the meaning given to such term in the Deed of Trust.

                  "SERVICER" shall mean a servicer or account administrator of the Lender designated by and acting for the benefit of the Lender.

                  "TRUST ACCOUNT" shall mean a segregated trust account maintained by a corporate trust department of a federal depository institution or a state chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(B) which has corporate trust powers and is acting in its fiduciary capacity.

                  (b) The meanings given to capitalized terms defined herein shall be equally applicable in both singular and plural forms of such terms.

                  (c) Capitalized terms used and not defined herein shall have the respective meanings given to such terms in the Deed of Trust.

SECTION 2.        ESTABLISHMENT OF THE CASH COLLATERAL ACCOUNT.

                  (a) The Lender has established and will maintain while the Loans are outstanding a cash collateral account (which account shall be an Eligible Account or may be a book-entry sub-account of an Eligible Account) at the Deposit Bank (the "CASH COLLATERAL ACCOUNT") which shall be entitled "Greenwich Capital Financial Products, Inc. as Beneficiary of North Tower, LLC Cash Collateral Account". In connection with a Securitization, the Lender shall have the right to cause Deposit Bank to entitle the Cash Collateral Account with such other designation as the Lender may select in its reasonable discretion to reflect such assignment or transfer. The Lender shall, or shall cause the Servicer to, cause the Deposit Bank to deposit into the Cash Collateral Account, all Rents and other amounts transferred to the Deposit Bank from the Clearing Bank.

                  (b) The Cash Collateral Account shall be an interest bearing Eligible Account. The interest rate with respect to funds held in the Cash Collateral Account shall be the rate for such deposits as is customarily paid by the Deposit Bank. All interest income or other earnings on funds, if any, remaining in the Cash Collateral Account shall be for the benefit of the Borrower and credited to, and become a part of, the Cash Collateral Account. The Cash Collateral Account shall be assigned the federal tax identification number of the Borrower, which number is 95-4682715. Borrower shall provide Lender or the Deposit Bank, at any time upon request of Lender, with a Form W-8 or W-9 to evidence Borrower is not subject to any back-up withholding under the United States Internal Revenue Code. Prior to application in accordance with the terms hereof, all amounts in the Cash Collateral Account shall remain an asset of Borrower, subject to the lien and security interest granted Lender hereunder, and subject to all of the terms and conditions of this Agreement and the other Loan Documents.

                  (c) The following sub-accounts (collectively, the "LOAN SUB-ACCOUNTS") of the Cash Collateral Account shall be maintained on a ledger-entry basis:

                           (i)      "Gibson Dunn TI/LC Escrow Sub-account";

                           (ii)     "Deferred Maintenance Escrow Sub-account";

                           (iii) "Outstanding Tenant Allowance Escrow Sub-account";

                           (iv)     "Minimum Occupancy Escrow Sub-account";

                           (v)      "Tax and Insurance Impound Fund
                                    Sub-account";

                           (vi)     "Monthly Debt Service Sub-account";

                           (vii)    "Replacement/Leasing Escrow Sub-account";

                           (viii)   "Operating Expense Sub-account";

                           (ix)     "Borrower Remainder Sub-account";

                           (x)      "Junior Management Fee Subaccount";

                           (xi)     "Casualty and Condemnation Proceeds
                                    Sub-account"; and

                           (xii)    "Extraordinary Receipts Sub-account".

                  Amounts allocated to the Loan Sub-accounts shall be disbursed in accordance with the terms of this Agreement and the Deed of Trust.

                  (d) (i) The Lender shall deliver one or more executed Instruction Letters to the Clearing Bank. If the Clearing Bank shall request any changes, modifications or supplements to any Instruction Letter to conform to the Clearing Bank's customary practice or requirements, as the same may change from time to time, then if such changes, modifications or supplements are reasonably acceptable to Lender, Borrower shall execute and deliver to Lender such instruments as the Clearing Bank shall reasonably request to effectuate such modifications or changes. In the event the Borrower fails to execute such Instruction Letter as provided above within three (3) Business Days after receipt of written request for such execution, Borrower hereby appoints the Lender as its attorney-in-fact with full authority to enter into replacement Instruction Letter(s) and to execute on behalf of the Borrower any new modified Instruction Letter acceptable to the proposed Clearing Bank. All costs and expenses incurred by the Lender to negotiate and execute any modified Instruction Letter shall be paid by the Borrower.

                           (ii)     If the Clearing Bank fails to perform its
obligations as set forth in the Instruction Letter, then, upon the request of Lender, within ten (10) Business Days, the Borrower will establish a new Eligible Account (which shall become the Clearing Account) at a bank selected by the Borrower and reasonably acceptable to Lender and shall cause all funds in the existing Clearing Account to be transferred to the new Clearing Account and any future Rents from the Property to be deposited in such new Clearing Account.

                           (iii)    In the event that Borrower requests that a
new Clearing Account be established (which new Clearing Account shall be an Eligible Account), and Lender consents to such change, which consent shall not be unreasonably withheld or delayed, Borrower shall, prior to the establishment of such account, execute a replacement Instruction Letter to cover the new account, which replacement Instruction Letter shall be in the form of the Instruction Letter annexed hereto as Exhibit A with such changes thereto as may be requested by such new Clearing Bank in order to conform such Instruction Letter with such new bank's customary practice. The existing Clearing Account shall remain in effect until Borrower has executed a replacement Instruction Letter for the new Clearing Account and the new Clearing Bank has acknowledged receipt of such replacement Instruction Letter and has agreed to comply with the instructions contained therein by executing an Acknowledgment in the form of
Schedule I
attached to Exhibit A attached hereto, and Borrower may rescind its request for a new Clearing Account in the event Borrower does not approve of any changes to the form of the Instruction Letter annexed hereto as Exhibit A requested by such new Clearing Bank.

                  (e) The Lender or the Servicer shall, at the direction of Borrower, direct the Deposit Bank to invest amounts allocated to the Cash Collateral Account in Permitted Investments selected by the Borrower. All earnings on such Permitted Investments on funds allocated to the Cash Collateral Account shall be (a) added to and become part of the Cash Collateral Account,
(b) taxed as income of the Borrower, (c) for the benefit of the Borrower, subject to Lender's rights pursuant to this Agreement, and (d) remitted to Borrower jointly once per calendar quarter, provided that no Event of Default has occurred and is continuing, to the extent not already disbursed or applied in accordance with this Agreement. Borrower shall have liability for any loss in investments of funds that are invested in Permitted Investments and no such loss or liability shall affect Borrower's obligations to make all payments and deposits required to be made by Borrower under the Loan Documents. Notwithstanding anything to the contrary in this Agreement or in any of the other Loan Documents, upon the occurrence and during the continuance of an Event of Default, Borrower shall have no right to select Permitted Investments.

                  (f) It is the intention of the parties hereto that the entire amounts deposited in the Cash Collateral Account (or as much thereof as the Lender may reasonably arrange to invest) may be invested in Permitted Investments selected by the Borrower, and, in such event, that the Cash Collateral Account shall be a so-called "zero balance" account (unless it is a Trust Account). All funds in the Cash Collateral Account that are invested in a Permitted Investment are deemed to be held in the Cash Collateral Account for all purposes of the Deed of Trust and the other Loan Documents.

                  (g) In order to further secure the performance by the Borrower of the Obligations and as a material inducement for the Lender to make the Loans in accordance with the terms of the Loan Documents, the Borrower hereby (i) requests that the Cash Collateral Account be established on its behalf at the Deposit Bank in the name set forth above and (ii) acknowledges that (A) the Cash Collateral Account will be subject to the sole dominion, control and discretion of the Lender (which may be exercised through the Servicer), subject to the terms, covenants and conditions of this Agreement and the Deed of Trust, (B) the Lender shall have the sole right to make withdrawals or transfers of funds from the Cash Collateral Account and (C) neither the Borrower nor any other Person claiming on behalf of or through the Borrower shall have any right or authority, whether express or implied, to make use of, or withdraw any funds, investments or other properties from, the Cash Collateral Account, or to give any instructions with respect to the Cash Collateral Account.

                  (h) Deposit Bank will send a monthly report to Borrower (in a manner consistent with Deposit Bank's standard practice) by regular U.S. mail at the Borrower's address specified above, which monthly report shall specify the balance of, and credits and charges to, the Cash Collateral Account and each Sub-account thereof for each calendar day of the previous month. Deposit Bank will send to the Lender (in a manner consistent with Deposit Bank's standard practices), by regular U.S. mail at the Lender's address specified, copies of all correspondence, notices, account statements and other information (but not canceled checks) which Deposit Bank is obligated to send to Borrower. Deposit Bank also agrees to provide to each of Borrower and the Lender (as a service under this Agreement) copies of account statements and other account information, including account balances, by telephone and by computer communication, to the extent practicable and as shall have been requested by Borrower or by Lender. Borrower shall be deemed at all times to have consented to Deposit Bank's release of such account information to Lender. Deposit Bank's liability for failure to comply with this Section shall not exceed the cost of providing such information.

SECTION 3.        ALLOCATION AND DISBURSEMENT OF FUNDS IN THE CASH COLLATERAL
                  ACCOUNT.

                  (a) With respect to each Collection Period, the Lender or the Servicer shall allocate, and shall cause the Deposit Bank to allocate, from time to time during such Collection Period the amounts deposited in the Cash Collateral Account in the order and priority set forth in paragraph 10 of the Note, such allocation to be done promptly upon receipt of any deposits. Amounts deposited in the Deferred Maintenance Fund pursuant to paragraph 6(b) of the Deed of Trust shall be allocated to the Deferred Maintenance Escrow Sub-account. Amounts deposited in the Gibson Dunn Escrow Fund pursuant to paragraph 6(d) of the Deed of Trust shall be allocated to the Gibson Dunn TI/LC Escrow Sub-account. Amounts deposited in the Outstanding Tenant Allowance Escrow Fund pursuant to paragraph 6(c) of the Deed of Trust shall be allocated to the Outstanding Tenant Allowance Escrow Sub-account. Amounts deposited in the Minimum Occupancy Escrow Fund pursuant to paragraph 6(e) of the Deed of Trust shall be allocated to the Minimum Occupancy Escrow Sub-account. Amounts deposited in the Tax and Insurance Impound Fund pursuant to paragraph 6(a) of the Deed of Trust shall be allocated to the Tax and Insurances Impound Fund Sub-account. Amounts deposited in the Replacement/Leasing Escrow Fund pursuant to paragraph 6(f) of the Deed of Trust shall be allocated to the Replacement/Leasing Escrow Sub-account.

                  (b) Each Collection Period, the Lender or the Servicer shall disburse or cause the Deposit Bank to disburse:

                           (i)      Amounts allocated to the Tax and Insurance
Impound Fund Sub-account as set forth in paragraph 6(a) of the Deed of Trust;

                           (ii)     Amounts allocated to the Deferred
Maintenance Escrow Sub-account as set forth in paragraph 6(b) of the Deed of Trust;

                           (iii)    Amounts allocated to the Outstanding Tenant
Allowance Escrow Sub-account as set forth in paragraph 6(c) of the Deed of Trust;

                           (iv)     Amounts allocated to the Gibson Dunn TI/LC
Escrow Sub-account as set forth in paragraph 6(d) of the Deed of Trust;

                           (v)      Amounts allocated to the Minimum Occupancy
Escrow Sub-account as set forth in paragraph 6(e) of the Deed of Trust;

                           (vi)     Amounts allocated to the Monthly Debt
Service Sub-account to the Lender on the related Payment Date;

                           (vii)    Amounts allocated to the Replacement/Leasing
Escrow Sub-account as set forth in paragraph 6(f) of the Deed of Trust;

                           (viii)   Amounts allocated to the Operating Expense
Sub-account on each Business Day to the following bank account (the "OPERATING ACCOUNT") (the amount to be sent to such Operating Account to be determined in accordance with paragraph 10(a)(v), (vi) and (viii) of the Note and pursuant to the Approved Annual Budget for Borrower as such Approved Annual Budget may be adjusted in accordance with paragraph 10(d) of the Note):

                      Bank:        Bank of the West
                      ABA#:        121-100-782
                      Attention:   Ana Rivera
                      Fax:         (323) 727-4984
                      Account:     North Tower, LLC Operating Account
                      Account #:   729-012138

                           (ix)     Amounts allocated to the Junior Management
Fee Subaccount to the following bank account:

                      Bank:         Bank of the West
                      ABA#:         121-100-782
                      Attention:    Ana Rivera
                      Fax:          (323) 727-4984
                      Account:      Maguire Properties, L.P.
                      Account #:    729-003749

                           (x)      Amounts allocated to the Borrower Remainder
Sub-account to the following bank account:

                      Bank:         Bank of the West
                      ABA#:         121-100-782
                      Attention:    Ana Rivera
                      Fax:          (323) 727-4984
                      Account:      North Tower, LLC Borrower Remainder Account
                      Account#:     729-012146

SECTION 4.        FEES.

                  (a) The Borrower agrees to pay the fees of the Clearing Bank and Deposit Bank in accordance with the customary fees charged by the Clearing Bank and Deposit Bank for the services described herein, as such fees are established from time to time.

                  (b) Upon the request of the Borrower, the Clearing Bank and Deposit Bank shall include their fees and the payment status thereof in an account analysis statement.

SECTION 5.        TERMINATION.

                  (a) The Lender may replace the Deposit Bank with a new Deposit Bank upon five days' notice to the Borrower. The Borrower hereby agrees that it shall take all reasonable action necessary to facilitate the transfer of the respective obligations, duties and rights of the Deposit Bank to the successor thereof selected by the Lender in its sole discretion.

                  (b) The Lender shall terminate this Agreement upon the occurrence of a Loan Satisfaction Event and return to Borrower all monies then held in the Cash Collateral Account promptly after liquidating all Permitted Investments.

                  (c) This Agreement may be terminated by Deposit Bank at any time on not less than thirty (30) days' prior written notice to each of the Borrower and the Lender. Deposit Bank's rights to receive reimbursement from the Borrower under Section 4 of this Agreement and Borrower's indemnification of Deposit Bank under Section 14 of this Agreement shall survive any termination of this Agreement. Upon termination of this Agreement, all funds remaining in the Cash Collateral Account shall be forwarded by Deposit Bank directly to Lender, unless Deposit Bank shall have received written instruction from the Lender prior to the expiration of the thirty (30) day period set forth above directing Deposit Bank to send such funds to the Borrower or another depository institution approved in writing by the Lender and the Borrower.

SECTION 6.        MATTERS CONCERNING THE BORROWER.

                  (a) Borrower hereby represents, warrants and covenants to Lender that:

                           (i)      Intentionally deleted.

                           (ii)     The Borrower or the Manager shall, within
three (3) Business Days of the date hereof or within three (3) Business Days of the date such accounts are opened, whichever is later, instruct all Persons that presently or hereafter maintain open accounts with Borrower or the Manager, or with whom the Manager or the Borrower presently or hereafter does business on an "accounts receivable" basis with respect to the Property, to deliver all payments due under such accounts to the Clearing Bank at a lock box address at the Clearing Bank (the "LOCK BOX ADDRESS") in the form of checks or equivalent instruments for the payment of money. Neither the Borrower nor the Manager shall direct any such Person to make payments due under such accounts in any other manner.

                           (iii)    Pursuant to an instruction letter in the
form of Exhibit B hereto (a "LESSEE PAYMENT DIRECTION LETTER"), the Borrower or the Manager shall, within three (3) Business Days of the date hereof, notify and advise, or will, for Leases executed after the date hereof, promptly notify and advise, each tenant of the Property (collectively, the "TENANTS") under each lease with respect to the Property (whether such lease is presently effective or executed after the date hereof), to send directly to the Lockbox Address promptly when due all payments, whether in the form of checks, cash, drafts, money orders or any other type of payment whatsoever of rent or any other item payable to the Borrower as landlord under such Leases. The foregoing requirements need not be satisfied with respect to any Lease executed after the date hereof to the extent the terms and conditions of the Lessee Payment Direction Letter are incorporated in the applicable Lease.

                           (iv)     If notwithstanding the provisions of this
Section 6(a), Borrower or Manager (or any affiliate thereof) receives any Rents then (x) Borrower or Manager (or such affiliate) shall be deemed to hold such Rents in trust for Lender and (y) Borrower or Manager shall deposit with the Clearing Bank within one (1) Business Day of receipt all such Rents received by Borrower or Manager (or such affiliate).

                  (b) Upon request of Lender, Borrower shall deliver to Lender such evidence as Lender may reasonably request to evidence that Borrower is complying with the provisions of this Section 6(a). Without the prior written consent of the Lender, neither the Borrower nor the Manager shall (i) terminate, amend, revoke or modify any Lessee Payment Direction Letter in any manner or
(ii) direct or cause any Tenant to pay any amount in any manner other than as provided specifically in the Lessee Payment Direction Letter.

                  (c) The Borrower hereby pledges, transfers and assigns to the Lender, and grants to the Lender, as additional security for the payment and performance of the Obligations, a continuing perfected first priority security interest in and to, and a first lien upon, (i) the Cash Collateral Account, the Clearing Account, the Operating Account and all of the Borrower's right, title and interest in and to all cash, property or rights transferred to or deposited therein from time to time, (ii) all earnings, investments and securities held in the Cash Collateral Account in accordance with this Agreement and (iii) any and all proceeds of the foregoing. This Agreement and the pledge, assignment and grant of security interest made hereby shall secure payment of all amounts payable by the Borrower to the Lender under the Note and the other Obligations. The Borrower acknowledges that the Servicer, Clearing Bank and Deposit Bank are acting as the agent of, and at the direction of, the Lender in connection with the subject matter of this Agreement. The Borrower further agrees to execute, acknowledge, deliver, file or do at its sole cost and expense, all other acts, assignments, notices, agreements or other instruments as the Lender may reasonably require in order to effectuate, assure, convey, secure, assign, transfer and convey unto the Lender any of the rights granted by this Agreement and to more fully perfect and protect any lien or security interest granted hereby.

                  (d) In its sole discretion, the Borrower may, from time to time deposit amounts into the Cash Collateral Account in respect of any Loan Sub-account and/or the Operating Account from sources of the Borrower other than those received by the Clearing Bank with respect to the then-current Collection Period; provided, that if the Borrower deposits such amounts, the amounts deposited shall be subject to all of the terms hereof as if not separately deposited by the Borrower, and may not be withdrawn except as otherwise provided for in this Agreement. Nothing contained herein shall impair or otherwise limit Borrower's obligations to timely make the payments (including, without limitation, interest and principal) required by the Note, the Deed of Trust and the other Loan Documents, it being understood that such payments shall be so timely made in accordance with the Loan Documents regardless of the amounts on deposit in the Clearing Account or Cash Collateral Account.

                  (e) The Borrower hereby covenants and agrees that amounts allocated to the Operating Expense Sub-account with respect to the payment of operating expenses or capital expenditures shall be used only for payment of checks made by the Borrower for the payment of operating expenses or capital expenditures incurred in the ownership and operation of the Property and reasonably approved by the Lender or permitted by the Loan Documents. In any month, Borrower shall be entitled to receive and use for Cash Expenses an amount in excess of the budgeted amount ("BUDGET VARIANCES") for such month set forth in the Approved Annual Budget by requesting the same in writing not less than three (3) Business Days prior to the first day of the Collection Period during which such Budget Variances are to be disbursed so long as the aggregate amount of all such Budget Variances so requested by Borrower in any month does not exceed an amount that, together with any Budget Variances previously disbursed to Borrower in such calendar year, is greater than five percent (5%) of the total budgeted expenditures (excluding any contingency line item) for such calendar year as set forth in the then current Approved Annual Budget.

                  (f) On or before the last day of each calendar quarter, Borrower shall prepare and deliver to Lender a financial statement (the "ACTUAL EXPENDITURE STATEMENT") in form and substance satisfactory to Lender in all material respects setting forth all amounts expended for Operating Expenses during the immediately preceding calendar quarter, including showing variances from budget and setting forth a short explanation of any variance in excess of ten percent (10%) of the budget line item in question and identifying any payment made to an affiliate and the reasons therefor. Each Actual Expenditure Statement shall be certified by an officer of Borrower or the REIT as being true, correct and complete in all material respects and include a certification that all amounts transferred to the Operating Account pursuant to this Agreement were expended for Operating Expenses substantially in accordance with this Agreement or shall be credited against or returned to the Cash Collateral Account as provided below. Borrower shall promptly deliver to Lender such further documentation (including, without limitation, invoices, canceled checks or copies of contracts) and information as Lender may reasonably request regarding any payments described in the Actual Expenditure Statement. On each Reconciliation Date during the term of the Loans, if the Actual Expenditure Statements for the immediately preceding calendar quarter indicate that the Operating Expenses actually incurred and paid during such calendar quarter, plus the amount necessary to maintain the Operating Account Balance Floor (as hereinafter defined) in the Operating Account as of the last day of such calendar quarter, were less than the amount disbursed to the Operating Account during such calendar quarter (the positive difference in the amount disbursed to the Operating Account and the amount actually spent on Operating Expenses is hereafter referred to as the "EXPENSE SURPLUS"), then the funds allocated for Operating Expenses to be disbursed to the Operating Expense Sub-account on the next occurring Payment Date in accordance with the Approved Annual Budget (as defined in the Note) (the "ALLOCATED DISBURSEMENT AMOUNT") shall be reduced by an amount equal to the Expense Surplus; provided, further, that if the Allocated Disbursement Amount is less than the Expense Surplus, then Borrower, prior to the next occurring Payment Date, shall deposit into the Cash Collateral Account the amount by which the Expense Surplus exceeds the Allocated Disbursement Amount (the "ALLOCATION SURPLUS"). If Borrower shall fail to, within the described required time periods, (i) so deposit any such Allocation Surplus into the Cash Collateral Account, or (ii) provide the Actual Expenditure Statements required by the terms hereof or (iii) after written request of Lender, provide evidence of expenditures or (iv) provide to Lender the items described in paragraph 18(b) of the Deed of Trust in accordance with the terms of such paragraph 18(b) and (in the case of any of (i), (ii), (iii) or (iv)) such failure continues for ten (10) or more days after notice of such failure, then in addition to any other remedies which Lender may have with respect thereto, Lender may elect not to fund the Operating Expense Sub-account from monies in the Cash Collateral Account or Lender may continue to hold the funds in the Operating Expense Sub-account until such failure is cured.

SECTION 7.        CERTAIN MATTERS REGARDING THE LENDER.

                  (a) The parties agree that the Deposit Bank shall pay over to the Lender all amounts deposited in any account maintained hereunder on demand, provided, that in making such demand, the Lender gives notice to Borrower of such demand, in writing, signed by the Lender or an authorized agent thereof, and that an Event of Default under the Deed of Trust has occurred and is continuing. Notwithstanding the foregoing, the Borrower shall not be deemed to have waived any rights the Borrower may have against the Lender if it is determined that the Lender acted improperly.

                  (b) Upon the occurrence and during the continuance of an Event of Default, Lender may exercise in respect of the Collateral all rights and remedies available to Lender hereunder or under the other Loan Documents or otherwise available at law or in equity. Without limiting the generality of the foregoing or the provisions of paragraph (a) above, upon the occurrence and during the continuance of an Event of Default, Borrower acknowledges and agrees that it will have no further right to request or otherwise require Lender to disburse funds from the Clearing Account or the Cash Collateral Account in accordance with the terms of this Agreement, it being agreed that Lender may, at its option, (i) direct the Deposit Bank to continue to hold the funds in the Cash Collateral Account and/or (ii) continue from time to time to apply all or any portion of the funds held in the Cash Collateral Account to any payment(s) which such funds could have been applied to prior to such Event of Default (or to pay Cash Expenses, Net Capital Expenditures (as defined in the Note) and Extraordinary Expenses directly), to the extent and in such order and manner as Lender in its sole discretion may determine, and/or (iii) direct that the Deposit Bank or Clearing Bank from time to time disburse all or any portion of the funds held in the Cash Collateral Account or other Collateral then or thereafter held by the Deposit Bank or Clearing Bank, as applicable, to Lender, in which event Lender may apply the funds held in the Cash Collateral Account or other Collateral to the Obligations in any order and in such manner as Lender may determine in its sole discretion.

                  (c) Upon the occurrence and during the continuance of any Event of Default, Lender may, at any time or from time to time, subject to the requirements of applicable law, collect, appropriate, redeem, realize upon or otherwise enforce its rights with respect to the Collateral, and without the need to institute any legal action, make demand, exhaust any other remedies or otherwise proceed to enforce its rights, provided that Lender gives notice to Borrower, in writing, that an Event of Default has occurred and is continuing.

                  (d) No failure on the part of Lender to exercise, and no delay in exercising, any right under this Agreement or the Deed of Trust shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right under this Agreement or the other Loan Documents. The remedies provided in this Agreement, the Note, the Deed of Trust and the other Loan Documents are cumulative and not exclusive of any remedies provided at law or in equity.

SECTION 8.        MATTERS CONCERNING THE DEPOSIT BANK.

                  (a) Borrower hereby authorizes and directs Deposit Bank to comply, and Deposit Bank agrees to comply, with instructions originated by the Lender in accordance with this Agreement directing the disposition of funds from time to time in the Cash Collateral Account or as to any other matters relating to the Cash Collateral Account without further consent by Borrower, but subject to the terms of this Agreement.

                  (b) All defenses of Deposit Bank under the Agreement and Articles 3, 4, and 4A of the Uniform Commercial Code (as adopted in the State where the respective Account is located) as to the payment and collection of items shall also be applicable to and enforceable against the Lender. Each of Borrower and the Lender hereby authorizes and instructs Deposit Bank to supply Borrower's or the Lender's endorsement, as appropriate, to any items that Deposit Bank receives and deposits for collection to the Cash Collateral Account.

                  (c) Deposit Bank will not exercise any security interest (except for the security interest provided in Section 4-210 of the Uniform Commercial Code as adopted in the State where the Cash Collateral Account is located), lien, right of setoff, deduction, recoupment or banker's lien or any other interest in or against the Cash Collateral Account, and Deposit Bank hereby subordinates any such security interest, lien or right which it may have against the Cash Collateral Account, except that Deposit Bank may set off and charge against the Cash Collateral Account for (i) the face amount of each Returned Item (hereinafter defined), (ii) all usual and customary service charges, (iii) account maintenance fees, (iv) transfer fees, (v) out-of-pocket fees and expenses incurred by Deposit Bank in connection with the enforcement of this Agreement, (vi) adjustments or corrections of posting or encoding errors, and (vii) any other items normally chargeable to an account, whether incurred before or after the date of this Agreement. As used in this Agreement, "RETURN ITEM" shall mean (i) any items deposited into the Cash Collateral Account either before or after the date of this Agreement and returned unpaid or otherwise uncollected, whether for insufficient funds or for any other reason, and without regard to the timeliness of such return or the occurrence or timeliness of any drawee's notice of nonpayment; (ii) any items subject to a claim against Deposit Bank for breach of transfer or presentment warranty under the Uniform Commercial Code (as adopted in the State where the Cash Collateral Account is located),
(iii) any ACH entry credited to the Cash Collateral Account and returned unpaid or subject to an adjustment entry under applicable clearing house rules, whether for insufficient funds or for any other reason, and without regard to the timeliness of such return or adjustment; (iv) any credit to the Cash Collateral Account from a merchant card transaction against which a contractual demand for chargeback has been made; and (v) any credit to the Cash Collateral Account made in error.

                  (d) Deposit Bank shall be entitled to rely conclusively upon any notice or instruction it receives from the Lender and which Deposit Bank believes in good faith to be a notice or instruction from the Lender, and Deposit Bank shall have no obligation to investigate or verify the authenticity or correctness of any such notice or instruction. Deposit Bank shall have no liability to Borrower for honoring any instruction Deposit Bank receives from the Lender regarding the Cash Collateral Account. Deposit Bank shall be fully discharged from liability with respect to any funds on deposit in the Cash Collateral Account to the extent that Deposit

Bank honors and follows instructions it receives from the Lender and transfers any of such funds to, or on the instructions of, the Lender.

                  (e) In the event a third party shall assert an adverse claim by legal process against the Cash Collateral Account or any sums on deposit therein, whether such claim shall arise by tax lien, execution of judgment, attachment, garnishment, levy, claim of a trustee in bankruptcy or debtor-in-possession, or a competing lien creditor or other judicial or regulatory order or process (each, a "CLAIM"), Deposit Bank may, in addition to other remedies it may possess under this Agreement or at law or in equity, (i) suspend disbursements from the Cash Collateral Account reasonably sufficient to satisfy such Claim, without any liability until Deposit Bank shall have received an appropriate court order or other assurances acceptable to Deposit Bank in its sole discretion establishing that funds may continue to be disbursed according to instructions then applicable to the Cash Collateral Account, and/or (ii) immediately interplead all such funds in the Cash Collateral Account into the registry of the appropriate court located in the State where the Cash Collateral Account is maintained, and Borrower and the Lender, jointly and severally, shall pay promptly all of Deposit Bank's costs, expenses and attorneys' reasonable fees incurred in connection with such Claim. If a bankruptcy or insolvency proceeding shall have been commenced by or against Borrower, Deposit Bank shall be entitled to refuse to permit deposits to, or withdrawals and/or transfers from, the Cash Collateral Account without any liability until Deposit Bank shall have received an appropriate court order or other assurances acceptable to Deposit Bank in its sole discretion establishing that continued deposits to, or withdrawals and/or transfers from, the Cash Collateral Account are authorized and do not and will not violate any law, regulation, or order of any court.

SECTION 9. CASUALTY AND CONDEMNATION PROCEEDS SUB-ACCOUNT; EXTRAORDINARY RECEIPTS SUB-ACCOUNT.

                  Notwithstanding anything to the contrary contained herein, the following items of Rents shall be deposited and held in the Loan Sub-accounts described below and shall be applied in the order of priority set forth in this
Section 9, and Borrower shall advise Lender at the time of receipt thereof of the nature of such Receipt so that Lender shall have sufficient time to instruct the Deposit Bank to deposit and hold such amounts in the appropriate Loan Sub-account:

                  (a) Proceeds of any insurance, including, without limitation, rent or business interruption insurance, which amounts shall be deposited in the Casualty and Condemnation Proceeds Sub-account and shall be applied (by instructions of Lender or Servicer to the Deposit Bank) in accordance with the provisions of the Deed of Trust applicable thereto.

                  (b) Condemnation awards, which amounts shall be deposited in the Casualty and Condemnation Proceeds Sub-account and shall be applied (by instructions of Lender or Servicer to the Deposit Bank) in accordance with the provisions of the Deed of Trust applicable thereto.

                  (c) Real estate tax refunds (net of any reasonable and customary fees and disbursements of tax certiorari counsel deducted from such refund to pay such counsel's fee), which amount shall be deposited in the Extraordinary Receipts Sub-account and shall thereafter be transferred (by instructions of Lender to the Deposit Bank) to the Operating Account to the extent required to pay refunds due to any tenants of the Property (based on a certificate of Borrower as to the tenants entitled to receive such refunds and the amounts thereof), except Lender reserves the right to pay (or have the Servicer pay) any such tenant directly using monies so deposited in the Extraordinary Receipts Sub-account, in lieu of transferring such monies to the Operating Account for such payment. Lender or Servicer shall apply any excess, after the aforesaid payment, as if ordinary Rents deposited in the Cash Collateral Account.

                  (d) Damages or other payments in excess of $250,000 in settlement of claims by Borrower against any tenant in connection with the Property and arising out of such tenant's Lease, including, without limitation, pertaining to any rejection, termination or cancellation of any Lease (including in any bankruptcy case), Lease buy-out, and surrender payments from tenants or any holdover rents or use and occupancy fees from tenants or former tenants shall be deposited in the Extraordinary Receipts Sub-account. With respect to any monies deposited in the Extraordinary Receipts Sub-account pursuant to this paragraph (d), Lender shall direct Deposit Bank to apply the amount so deposited (or the portion thereof specified below) as if ordinary Rents to be applied in accordance with the terms of this Agreement for the month in question as follows: (i) if the amount so deposited was paid under or with respect to a Lease, either (x) each month, that portion of the amount so deposited that equals the total amount paid divided by the number of months remaining in the term of such Lease (at the time of any such cancellation, termination or rejection) or (y) if Borrower shall satisfy Lender that the event resulting in such payment did not materially adversely affect the fair market value of the Property and that the Property would satisfy a Debt Service Coverage Ratio test at least equal to 1.10:1.0 (provided that such Debt Service Coverage Ratio test shall exclude any rents from the Lease from which such payments were received and which payments are the subject of the requested disbursement), the entire amount so deposited shall, provided no Event of Default is then continuing, be disbursed on the next Payment Date to the Borrower Remainder Sub-account and
(ii) with respect to any other amount deposited in the Extraordinary Receipts Sub-account pursuant to this paragraph (d), (x) if insufficient funds exist during any month to make all payments to be made for such month prior to the disbursement to the Borrower Remainder Sub-account, the portion of the amount so deposited as is necessary to eliminate any such deficiency or (y) if Borrower shall satisfy Lender that the event resulting in such payment did not materially adversely affect the fair market value of the Property and that the Property would satisfy a Debt Service Coverage Ratio test at least equal to 1.10:1.0 (provided that such Debt Service Coverage Ratio test shall exclude any rents from the Lease from which such payments were received and which payments are the subject of the requested disbursement), the entire amount so deposited shall, provided no Event of Default is then continuing, be disbursed on the next Payment Date to the Borrower Remainder Sub-account.

                  (e) All sums paid with respect to a modification of any Lease or otherwise paid in connection with Borrower taking any action under any Lease (e.g., granting a consent) or waiving any provision thereof, but only to the extent any such payment exceeds $250,000 (if such sums paid do not exceed $250,000, such payment shall be deposited in the Clearing Account and applied as ordinary Rents) shall be deposited in the Extraordinary Receipts Sub-account and shall be applied (by instruction of Lender or Servicer to Deposit Bank) as provided in any consent of Lender given in connection with any such action, or, if no such direction is given, shall (i) in the case of any modification which reduces the rent paid under any Lease or shortens the term of such Lease, either
(x) be applied as Rents available for distribution in accordance with the provisions of this Agreement for the month in question only as to that portion of the amount so deposited with Lender as Lender, in its reasonable discretion, shall determine represents reduced rent or lost rent in the applicable month under any such Lease as a result of any such modification or (y) if Borrower shall satisfy Lender that the event resulting in such payment did not materially adversely affect the fair market value of the Property and that the Property would satisfy a Debt Service Coverage Ratio test at least equal to 1.10:1.0 (provided that such Debt Service Coverage Ratio test shall exclude any rents from the Lease from which such payments were received and which payments are the subject of the requested disbursement), the entire amount so deposited shall, provided no Event of Default is then continuing, be disbursed on the next Payment Date to the Borrower Remainder Sub-account and
(ii) in all other cases, only be applied as Rents available for distribution in accordance with the provisions of this Agreement for the month in question if and to the extent either subclause (x) or (y) of paragraph (d)(ii) above shall be applicable.

                  If the fees and disbursements of tax certiorari counsel described in paragraph (c) above shall not have been deducted from the real estate tax refunds by such counsel prior to payment of such refunds to Borrower, then such fees and disbursements may be paid as part of Cash Expenses, provided such fees and disbursements are commercially reasonable. References to application of any amounts received by Borrower by reason of any action taken by Borrower under or with respect to a Lease, or otherwise, is not intended in any manner to allow Borrower to take such action in prohibition of any other provision of the Loan Documents. Except as expressly set forth in any judgment of any court exercising jurisdiction thereover or in any agreement with the Tenant approved by Lender, Lender shall in its reasonable judgment determine the amount of any payment described in paragraph (d) that falls within clause (i)(x) or (ii)(x) thereof as opposed to clause (i)(y) or (ii)(y) thereof.

SECTION 10. OPERATING ACCOUNT. On the date hereof, Borrower shall deposit in the Operating Account an amount equal to $500,000 (the "OPERATING ACCOUNT BALANCE FLOOR"), which amount shall be funded with the proceeds of the Loans and which may be used by Borrower from time to time to pay Operating Expenses at the Property in accordance with the terms of this Agreement and the other Loan Documents. If, as a result of payment of Operating Expenses at the Property in accordance with the terms of this Agreement and the other Loan Documents, the amount on deposit in the Operating Account shall at any time be less than the Operating Account Balance Floor, then the amount to be disbursed to the Operating Account pursuant to and in accordance with Section 3(b)(vi) hereof shall be increased by an amount necessary to achieve a balance in the Operating Account of no less than the Operating Account Balance Floor.

SECTION 11.       SUCCESSORS AND ASSIGNS; ASSIGNMENTS; AGENTS.

                  (a) This Agreement shall bind and inure to the benefit of and be enforceable by the Borrower, the Lender and the Manager and their respective successors and assigns.

                  (b) The Lender shall have the right to assign or transfer rights and obligations under this Agreement without limitation. Any assignee or transferee of Lender shall be entitled to all the benefits afforded the Lender under this Agreement; provided, that such assignee or transferee shall upon written request deliver to the other parties hereto written confirmation that such assignee or transferee agrees to be bound by the terms of this Agreement and is also the assignee or transferee of the Note and the other Loan Documents.

                  (c) The Borrower shall have the right to assign and transfer its rights and obligations hereunder only with the prior written consent of the Lender.

                  (d) Any duties or actions of the Lender hereunder may be performed by the Lender or its agent(s), including without limitation, any Servicer or trustee in a Securitization, which includes the Loans.

SECTION 12.       AMENDMENT.

                  This Agreement may be amended from time to time in writing by all parties hereto. All amendments to this Agreement shall be in writing.

SECTION 13.       NOTICES.

                  Notices to the parties hereto shall be addressed and delivered in the manner set forth in the Deed of Trust. Unless otherwise expressly provided herein, all such notices, to be effective, shall be in writing (including by facsimile), and shall be deemed to have been duly given or made
(a) when delivered by hand or by nationally recognized overnight carrier, (b) upon receipt after being deposited in the mail, certified mail and postage prepaid or (c) in the case of facsimile notice, when sent and electronically confirmed, addressed as set forth above.

SECTION 14.       LIMITATION ON LIABILITY.

                  (a) Lender shall not be liable for any acts, omissions, errors in judgment or mistakes of fact or law, including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising as a result of Lender's active gross negligence, illegal acts or willful misconduct. Without limiting the generality of the foregoing, except as otherwise expressly provided for herein or as required by applicable law, Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other right pertaining to any Collateral. Lender is hereby authorized by Borrower to act on any written instruction believed by Lender in good faith to have been given or sent by Borrower.

                  (b) The provisions of Section 57 of the Deed of Trust are hereby incorporated by reference as if fully set forth herein.

                  (c) Deposit Bank will use the due care in performing its duties and responsibilities under this Agreement and shall only be responsible for the loss that a court having jurisdiction over the Cash Collateral Account shall have determined, in a final and unappealable judgment, had been incurred by Borrower or the Lender solely as a result of Deposit Bank's gross negligence or willful misconduct. Deposit Bank shall have no liability to any party for failure of, or delay in, its performance under this Agreement as a result of any act of God, fire, other catastrophe, force majeure, electrical or computer or telecommunications failure, any event beyond the control of Deposit Bank, or fraud committed by any third party. Nothing in this Agreement shall create any agency, fiduciary, joint venture or partnership relationship between Deposit Bank and Borrower or the Lender. Borrower hereby indemnifies Deposit Bank and holds it harmless against any loss, damage or expense (including attorneys' reasonable fees and expenses, court costs and other expenses) including, but not limited to, unpaid charges, fees, and Returned Items for which the Lender and/or Borrower originally received credit or remittance, which loss, damage or expense Deposit Bank may suffer as a result of entering into, or acting pursuant to, this Agreement, honoring any instruction Deposit Bank receives from the Lender with respect to the Cash Collateral Account or, to the extent required by this Agreement, not honoring any instructions it receives from Borrower with respect to the Cash Collateral Account, except for those losses, damages, or expenses that a court having jurisdiction shall have determined in a final and unappealable judgment resulted solely from Deposit Bank's gross negligence or willful misconduct. In no event shall Deposit Bank be liable to any other party under this Agreement for lost profits or special, indirect, exemplary, consequential or punitive damages, even if Deposit Bank shall have been advised of the possibility of such damages.

SECTION 15.       MORTGAGEE-IN-POSSESSION.

                  Borrower hereby confirms and agrees that notwithstanding the provisions of this Agreement, Borrower retains sole control of the operation and maintenance of the Property, subject to the obligations of Borrower under the Deed of Trust, the Assignment of Leases and Rents and the other Loan Documents, and Lender is not and shall not be deemed to be a mortgagee in possession.

SECTION 16.       GOVERNING LAW.

                  WITH REGARD TO THE OPERATION OF THE CASH COLLATERAL ACCOUNT AND THE PAYMENT OF CHECKS AND OTHER ITEMS AGAINST THE CASH COLLATERAL ACCOUNT, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. WITH REGARD TO ISSUES OF PERFECTION, PRIORITY AND SECURITY INTEREST, REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC (AS DEFINED IN THE DEED OF TRUST), DEPOSIT BANK AGREES THAT NEW YORK SHALL BE DEEMED TO BE DEPOSIT BANK'S JURISDICTION (WITHIN THE MEANING OF SECTIONS 8-110 AND 9-304 OF THE UCC), EXCEPT AS SET FORTH ABOVE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 17.       DUPLICATE ORIGINALS; COUNTERPARTS.

                  This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this

Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

SECTION 18. WAIVER OF JURY TRIAL. EXCEPT AS MAY BE PROHIBITED BY APPLICABLE LAW, EACH OF THE LENDER, DEPOSIT BANK AND BORROWER IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) OF ANY TYPE IN WHICH THE LENDER, DEPOSIT BANK OR BORROWER IS A PARTY AS TO ALL MATTERS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement in several counterparts (each of which shall be deemed an original) as of the date first above written.

                                BORROWER:

                                NORTH TOWER, LLC,
                                a Delaware limited liability company

                                By: North Tower Manager, LLC,
                                    a Delaware limited liability company,
                                    its Manager and Member

                                    By: Maguire Properties, L.P.,
                                        a Maryland limited partnership,
                                        its Member

                                        By: Maguire Properties, Inc.,
                                            a Maryland corporation,
                                            its general partner

                                            By: /s/ Richard I. Gilchrist
                                                --------------------------------
                                                Name: Richard I. Gilchrist
                                                Title: President

                                MANAGER:

                                MAGUIRE PROPERTIES, L.P.,
                                a Maryland limited partnership

                                By: Maguire Properties, Inc.,
                                    a Maryland corporation,
                                    its sole general partner

                                    By: /s/ Richard I. Gilchrist
                                        ----------------------------------------
                                        Name: Richard I. Gilchrist
                                        Title: President

                                LENDER:

                                GREENWICH CAPITAL FINANCIAL PRODUCTS,
                                INC., a delaware corporation

                                By: /s/ Wayne M. Brandt
                                    --------------------------------------------
                                    Name: Wayne M. Brandt
                                    Title: Managing Director

                                AGENT:

                                WACHOVIA BANK, NATIONAL ASSOCIATION

                                By: /s/ Tracey Orcutt
                                    --------------------------------------------
                                    Name: Tracey Orcutt
                                    Title: ASSOCIATE

                                    EXHIBIT A

                        CLEARING BANK INSTRUCTION LETTER
              [TO BE SIGNED BY BORROWER AND BANK AT LOAN CLOSING]

                                 June 26, 2003

Bank of the West
300 South Grand Avenue
Los Angeles, California 90071

         Re:      Wells Fargo Center (North Tower), Los Angeles, California

Ladies and Gentlemen:

                  North Tower, LLC, a Delaware limited liability company (the "BORROWER"), has entered into that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "DEED OF TRUST"), dated as of June 26, 2003, given by Borrower for the benefit of Greenwich Capital Financial Products, Inc. (together with its successors and assigns, the "LENDER"), pursuant to which the Lender has provided financing to the Borrower secured by the Deed of Trust encumbering that certain property described in the caption of this letter (the "PROPERTY"). The Property is currently being managed by Maguire Properties, L.P. (the "MANAGER").

                  Currently, the Borrower maintains the following account (the "CLEARING ACCOUNT") with you:

                             Name: North Tower, LLC
                             Account No.: 729-012062

                  The Borrower hereby notifies you that the Lender has required that it implement certain automatic clearing and processing functions and hereby instructs you, commencing on the date hereof (the "SWEEP COMMENCEMENT DATE"), to disburse all revenues from the Property ("REVENUES") deposited in the Clearing Account from time to time in accordance with the following terms and provisions:

                  Promptly upon receipt of this letter, you shall establish a post office box address in which the Borrower shall cause all Revenues in the form of checks, money orders and similar instruments to be deposited. Within one Business Day (as defined below) of receipt, you, as the "CLEARING BANK," shall receive and process all Revenues and shall deposit the same into the Clearing Account. Checks made payable to the Borrower, the Manager or the Clearing Account shall be deemed suitable for deposit in the Clearing Account. Items deposited with Clearing Bank that are returned for insufficient or uncollected funds will be redeposited the first time. Items returned unpaid a second time shall be processed in accordance with the standard procedures of the Clearing Bank.

                                    EXH. A-1

                  The Clearing Account shall be an account of each Borrower but shall be under the sole dominion and control of the Lender and any servicer (a "SERVICER") or other designee of the Lender named below or in a subsequent written notice from the Lender. The Clearing Account shall be assigned the federal tax identification number of the Borrower, which number is 95-4682715. You shall hold amounts on deposit in the Clearing Account as agent for the Lender and shall not commingle such amounts with any other amounts held by you on behalf of the Lender, the Borrower or any other person or entity. If, in accordance with standard operating procedures, the Clearing Account may be established as a trust account for the benefit of the Lender, Borrower directs that the Clearing Account be maintained as such an account.

                  The Borrower hereby notifies the Clearing Bank that, in accordance with the Deed of Trust, the Clearing Account and all amounts held therein from time to time, and all renewals, replacements and substitutions therefor, have been irrevocably pledged to the Lender as additional security for the loan evidenced by the Deed of Trust. In connection with such pledge, the Borrower hereby waives all right of withdrawal from the Clearing Account.

                  The Borrower hereby irrevocably instructs and authorizes you, beginning on the first business day after the Sweep Commencement Date, to disburse on each business day of each week via the ACH System, if available, or otherwise by wire transfer, all amounts constituting available funds on deposit in the Clearing Account to the following account:
                          [                        ]
                          [                        ]
                          [                        ]
                          [                        ]

                  If transferring such amounts by the ACH System and if required by Clearing Bank, each such transfer shall be initiated by the Lender or by the Servicer. If the Clearing Bank provides electronic data transfer services, the Clearing Bank shall provide the Lender and the Servicer access to the Clearing Bank's electronic data transfer system for purposes of effecting such transfers. At any time that funds may not be transferred as described above in this paragraph, the Clearing Bank shall transfer amounts by wire transfer of immediately available funds.

                  The instructions set forth herein are irrevocable and are not subject to modification in any manner, except that the Lender or the Servicer may, by written notice to you, amend the instructions contained herein.

                  In the event that the Clearing Bank fails to acknowledge that its procedures with respect to the Clearing Account are governed by this letter due to an objection to the terms hereof or otherwise, the Borrower hereby appoints the Lender as its attorney-in-fact with full authority to make reasonable changes to this letter and to execute on behalf of the Borrower any new modified letter acceptable to the proposed Clearing Bank.

                  In accordance with the Clearing Bank's procedures, the Clearing Bank shall maintain a record of all deposits and transfers from the Clearing Account and furnish statements to Borrower and Lender, on a monthly basis, of all such transactions.

                                    EXH. A-2

                  Clearing Bank assumes no duty to discharge any obligation of Borrower to Lender or others. If Clearing Bank disburses payments later than set forth herein, its liability for making late disbursements shall not exceed the amount of interest which would have been paid on such funds if they had been deposited in the Clearing Account in a timely manner. Clearing Bank shall not be responsible for any consequential, incidental, indirect or special damage which would exceed this amount in connection with any such disbursements deemed late, including, but not limited to, disbursements deemed late resulting from Clearing Bank's acts, nor shall Clearing Bank be responsible for any claim, loss, liability, cost, expense or delay caused by equipment breakdown, electrical or mechanical failure, causes beyond Clearing Bank's reasonable control, the failure of either party to give Clearing Bank clear and explicit notices and instructions, or damages caused (in whole or in part) by the party seeking redress. Borrower and Lender understand and agree that the Clearing Account and the fees charged by Clearing Bank have been established in contemplation of the limitation on Clearing Bank's liability set forth in this paragraph.

                  Except for events of Clearing Bank's negligence or willful misconduct (and in any such event, subject to the damage limitations set forth above), Borrower agrees to indemnify, defend and hold Clearing Bank, its parent, affiliates, subsidiaries, and their respective officers, employees and agents harmless from and against all claims, actions, damages, losses, liabilities and expenses (including reasonable attorney's fees and court costs) arising out of Clearing Bank's actions or omissions pursuant to this Agreement.

                  The parties hereto agree that Clearing Bank's sole responsibility to Lender, Borrower, Manager or any third party for errors made by Clearing Bank in processing any Rents shall be to process a correcting entry in the next regularly scheduled processing of the work after receipt of notification from Lender or its designee, Borrower or any third party.

                  Clearing Bank shall make every reasonable effort to deliver the advices, copies and reports required by this Instruction Letter by the mutually agreed upon time but does not guarantee a specific delivery time. Accordingly, Clearing Bank's sole responsibility to Lender or any third party with respect to the time of delivery of the advices, copies and reports required by this Instruction Letter shall be to deliver such advices, copies and reports as close to the mutually agreed upon time as may be reasonably practicable.

                  If Clearing Bank is unable to debit the Clearing Account for any reason or if the Clearing Account contains insufficient funds from which to reimburse itself on a particular business day for any of the charges to the Clearing Account set forth on Schedule 2 attached hereto, Clearing Bank is entitled to recover the insufficiency from incoming funds deposited into the Clearing Account that business day. If, upon the next business day, the Clearing Account continues to contain insufficient funds, Borrower agrees to reimburse Clearing Bank promptly upon receiving Clearing Bank's notice of the same.

                  Matters not covered by this letter shall be determined in accordance with the customary procedures of the Clearing Bank and in the event of a conflict between the terms of this letter and the customary procedures of the Clearing Bank, the terms of this letter shall govern.

                                    EXH. A-3

                  The undersigned also notifies you that the name and address of the current Servicer with respect to the Cash Management Agreement is:

                                Bank of the West
                                1977 Saturn Street
                                Monterey Park, CA 91955
                                Attention: Cash Management Services
                                Telephone: 800-645-0202 or 323-869-4425
                                Facsimile: 323-727-4984

                  If you have any questions concerning this letter or the Cash Management Agreement, please contact________________of the Lender at (_____)_____-_____ or_______________of the Servicer at (323) 869-2073.

                  The address of the current Manager is:

                                Maguire Properties, L.P.
                                555 West Fifth Street, Suite 5000
                                Los Angeles, California 90013

                                    EXH. A-4

                  Please acknowledge receipt of this letter and your agreement to the terms described herein by executing and returning to the Borrower an acknowledgment in the form of Schedule 1 hereto.

                                BORROWER:

                                NORTH TOWER, LLC,
                                a Delaware limited liability company

                                By: North Tower Manager, LLC,
                                    a Delaware limited liability company,
                                    its Manager and Member

                                    By: Maguire Properties, L.P.,
                                        a Maryland limited partnership,
                                        its Member

                                        By: Maguire Properties, Inc.,
                                            a Maryland corporation,
                                            its general partner

                                            By:______________________________
                                               Name: Richard I. Gilchrist
                                               Title: President

                                ACKNOWLEDGED AND AGREED:

                                GREENWICH CAPITAL FINANCIAL
                                PRODUCTS, INC., a Delaware corporation

                                By:____________________________________________
                                   Name:
                                   Title:

                                   SCHEDULE 1

                                 ACKNOWLEDGMENT

                                 ________,2003

North Tower, LLC
555 West Fifth Street, Suite 5000
Los Angeles, California 90013

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

                  Reference is made to that certain Clearing Bank Instruction Letter, dated _____________________________, 2003 (the "INSTRUCTION LETTER")
from North Tower, LLC (the "BORROWER"). I, _____________________________, on
behalf of Bank of the West (the "BANK"), hereby acknowledge receipt of the instructions set forth in the Instruction Letter and notice of the pledges and security interest described therein. The Bank hereby agrees to perform the instructions set forth in the Instruction Letter upon the delivery by Greenwich Capital Financial Products, Inc. (the "LENDER") of the Instruction Letter.

                                                    BANK OF THE WEST

                                                    By:_________________________
                                                    Name:
                                                    Title:

LOCK BOX ADDRESS:

North Tower, LLC
P.O. Box__________
Los Angeles, California 90054-______

                                    SCH. 1-1

                                   SCHEDULE 2

                               CLEARING BANK FEES

                                    SCH. 2-1

                                    EXHIBIT B

                    FORM OF LESSEE PAYMENT DIRECTION LETTER

                              [MANAGER LETTERHEAD]

                                     [Date]

[Addressee]
                  Re:      Payment Direction Letter for [Property]

Dear[_________]:

                  [BORROWER], the owner of the [PROPERTY] (the "PROPERTY"), has mortgaged the Property to Greenwich Capital Financial Products, Inc. (together with its successors and assigns, the "LENDER") and has agreed that all rents due for the Property will be paid directly to a bank selected by the Lender. Therefore, from and after [DATE], all rent to be paid by you under the [LEASE] between you and [BORROWER/MANAGER] (the "LEASE") should be sent directly to the following address:

                                [Clearing Bank Name]
                                [Lockbox Address]

                  All checks should be made out to the "[BORROWER]".

                  These payment instructions cannot be withdrawn or modified without the prior written consent of the Lender or its agent (the "SERVICER"), or pursuant to a joint written instruction from the Borrower and the Lender or the Servicer. Until you receive written instructions from the Lender or the Servicer, continue to send all rent payments due under the Lease to [Clearing Bank Name]. All rent payments must be delivered to [Clearing Bank Name] no later than the day on which such amounts are due under the Lease.

                                    EXH. B-1

                  If you have any questions concerning this letter, please contact [_______________ ] at [________]. We appreciate your cooperation in this matter.

                                          MAGUIRE PROPERTIES, L.P.,
                                          a Maryland limited partnership

                                          By: Maguire Properties, Inc.,
                                              a Maryland corporation,
                                              its sole general partner

                                              By:______________________________-
                                                 Name:
                                                 Title:

                                    EXH. B-2

                         SUBSTITUTE PROMISSORY NOTE A-l

$92,528,688.00                                                     June 26, 2003

                  1. For value received, NORTH TOWER, LLC, a Delaware limited liability company, having its principal place of business at 555 West Fifth Street, Suite 5000, Los Angeles, California 90013 ("Borrower"), promises to pay to the order of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("Lender"), at its principal office at 600 Steamboat Road, Greenwich, Connecticut 06830, or at such place as the holder hereof may from time to time designate in writing, the principal sum of Ninety-Two Million Five Hundred Twenty-Eight Thousand Six Hundred Eighty-Eight and No/100 Dollars ($92,528,688.00), or so much as may have been advanced hereunder, in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at a fixed rate per annum equal to 4.68% (the "Interest Rate").

                  2. Principal and interest under this Substitute Promissory Note A-l (this "NOTE") shall be paid by Borrower as follows:

                   A. A payment of interest only on the date hereof for the interest accrual period from the date hereof to and including June 30, 2003;

                   B. Commencing on August 1, 2003 and on each Payment Date (as hereinafter defined) thereafter up to but excluding the Payment Date occurring on July 1, 2006 (the "AMORTIZATION DATE"). Borrower shall pay to Lender a monthly amount equal to interest only on the outstanding principal balance of this Note that accrued during the prior Collection Period (as defined in the Cash Management Agreement);

                   C. Commencing on the Amortization Date and on each Payment Date thereafter through and including the Maturity Date, Borrower shall pay to Lender a monthly amount of $478,777.10 (such amounts described in paragraph 2.B. and 2.C. of this Note, as applicable, are hereinafter the "MONTHLY PAYMENT AMOUNT"): and

                   D. The balance of the principal sum of this Note together with unpaid interest hereon shall be due and payable on the Maturity Date.

                   E. Interest on the principal sum of this Note shall be calculated on the basis of the actual number of days elapsed and a three hundred sixty (360) day year. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

                  3.       As used in this Note:

                   (a) The term "ANNUAL BUDGET" shall mean an annual budget submitted by Borrower to Lender in accordance with the terms of paragraph 10(d) herein.

                   (b) The term "APPROVED ANNUAL BUDGET" shall have the meaning set forth in paragraph 10(d) hereof.

                   (c) The term "ASSIGNMENT OF LEASES" shall mean that certain Assignment of Leases and Rents of even date herewith executed by Borrower in favor of Lender.

                   (d) The term "BUSINESS DAY" shall mean any day except a Saturday, Sunday or other day on which commercial banks are required or permitted by law to close in New York City.

                   (e) The term "CAPITAL EXPENDITURES" shall mean for any period, the amount expended for items capitalized under generally accepted accounting principles including expenditures for building improvements or major repairs, leasing commissions and tenant improvements.

                   (f) The term "CASH EXPENSES" shall mean for any period, the operating expenses for the Trust Property as set forth in an Approved Annual Budget to the extent that such expenses are actually incurred by Borrower minus payments into the Tax and Insurance Impound Fund and the Replacement/Leasing Escrow Fund.

                   (g) The term "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                   (h) The term "DEBT" shall mean the whole of the principal sum of the Notes, together with all interest accrued or due and unpaid thereon and all other sums due under the Loan Documents.

                   (i) The term "DEED OF TRUST" shall mean that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith in the aggregate amount of the Notes given by Borrower for the use and benefit of Lender covering the fee estate of certain premises as more particularly described therein.

                   (j) The term "DEFAULT RATE" shall mean, a rate per annum which is equal to the lesser of (i) the maximum rate permitted by applicable law, or (ii) five percent (5%) above the Interest Rate.

                   (k) The term "DEFEASANCE COLLATERAL" shall mean U.S. Obligations which provide payments (i) on or prior to, but as close as possible to, all Payment Dates under the Notes after the Defeasance Date and up to and including the Maturity Date, and (ii) in amounts equal to or greater than the Scheduled Defeasance Payments.

                   (l) The term "EXTRAORDINARY EXPENSE" shall mean an extraordinary operating expense or capital expense not set forth in the Approved Annual Budget or allotted for in the Replacement/Leasing Escrow Fund.

                   (m) The term "LOANS" shall mean those certain loans made by Lender to Borrower contemporaneously herewith as evidenced by the Notes and secured inter alia by the Deed of Trust.

                   (n) The term "LOAN DOCUMENTS" shall mean collectively the Notes, the Deed of Trust, the Assignment of Leases and any and all other documents securing, evidencing, or guaranteeing all or any portion of the Loans or otherwise executed and/or delivered in connection with the Notes and the Loans.

                   (o) The term "MATURITY DATE" shall mean July 1, 2010, provided that, in the event that the Loans are accelerated pursuant to the terms of this Note or the other Loan Documents, the Maturity Date shall be the date of such acceleration.

                   (p) The term "Net CAPITAL EXPENDITURES" shall mean for any period the amount by which Capital Expenditures during such period exceeds reimbursements for such items during such period from any fund established pursuant to the Loan Documents.

                   (q) The term "NOTE B" shall mean, collectively, Substitute Promissory Note B-l and Substitute Promissory Note B-2.

                   (r) The term "NOTES" shall mean, collectively, this Note, Substitute Promissory Note A-2 and Note B.

                   (s) The term "PAYMENT DATE" shall mean the first (1st) day of each calendar month during the term of this Note; provided, however that if the first (1st) day of any given month is not a Business Day, then amounts due on the Payment Date for such month shall be due on the immediately succeeding Business Day.

                   (t) The term "RELEASE DATE" shall mean the earlier to occur of (i) July 1, 2007 and (ii) the date that is two (2) years from the "startup day" (within the meaning of Section 860G(a)(9) of the Code) of the REMIC Trust established in connection with the last Securitization involving any portion of the Loans.

                   (u) The term "REMIC TRUST" shall mean a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code that holds this Note.

                   (v) The term "SCHEDULED DEFEASANCE PAYMENTS" shall mean the Monthly Payment Amount required under the Notes for all Payment Dates occurring after the Defeasance Date (including, on the Maturity Date, the remaining outstanding principal balance on the Notes as of the Maturity Date).

                   (w) The term "SUBSTITUTE PROMISSORY NOTE A-2" shall mean that certain Substitute Promissory Note A-2 dated of even date herewith by Borrower in favor of Lender in the original principal amount of $92,159,312.00.

                   (x) The term "SUBSTITUTE PROMISSORY NOTE B-1" shall mean that certain Substitute Promissory Note B-l dated of even date herewith by Borrower in favor of Lender in the original principal amount of $32,721,312.

                   (y) The term "SUBSTITUTE PROMISSORY NOTE B-2" shall mean that certain Substitute Promissory Note B-2 dated of even date herewith by Borrower in favor of Lender in the original principal amount of $32,590,688.

                   (z) The term "U.S. OBLIGATIONS" shall mean direct full faith and credit obligations of the United States of America that are not subject to prepayment, call or early redemption or such other obligations (designated by Borrower) of the United States of America or another Person that the Rating Agencies have confirmed, or shall confirm, in writing will not, in and of themselves, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any securitization of the Loans.

                   (aa) The term "YIELD MAINTENANCE PREMIUM" shall mean an amount which, when added to the outstanding principal amount of the Loans, would be sufficient to purchase U.S. Obligations which provide payments (a) on or prior to, but as close as possible to, all successive scheduled Payment Dates under the Notes arising from and after the date of determination of such Yield Maintenance Premium through the Maturity Date and (b) in amounts equal to the Monthly Payment Amount required under the Notes through the Maturity Date together with the outstanding principal balance of the Notes as of the Maturity Date assuming all such Monthly Payments are made (including any servicing costs associated therewith), in all cases without duplication among this Note, Substitute Promissory Note A-2, Substitute Promissory Note B-l and Substitute Promissory Note B-2. In no event shall the Yield Maintenance Premium be less than zero.

                  All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Deed of Trust.

                  4. The outstanding principal balance of this Note shall bear interest throughout the term of this Note at the Interest Rate as set forth herein.

                  5. (a) This Note shall mature on the Maturity Date, at which time the entire loan evidenced by this Note shall be due and payable.

                   (b) If any sum payable under this Note is not paid on or before the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray a portion of the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. If the day when any payment required under this Note is due is not a Business Day, then payment shall be due on the immediately succeeding Business Day.

                  6. The Debt or any portion thereof shall without notice become immediately due and payable at the option of Lender upon the happening of any Event of Default. In the event that it should become necessary to employ counsel to collect or enforce the Debt or to protect or foreclose the security therefor, Borrower also shall pay on demand all costs of collection incurred by Lender, including attorneys' fees and costs reasonably incurred for the services of counsel whether or not suit be brought.

                  7. Borrower does hereby agree that upon the occurrence and during the continuance of an Event of Default (including upon the failure of Borrower to pay the Debt in full on the Maturity Date), Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum and any other amounts due at the Default Rate.

                  8. This Note, together with Substitute Promissory Note A-2, Substitute Promissory Note B-1 and Substitute Promissory Note B-2, is evidence of the Loans and of the obligation of the Borrower to repay the Loans in accordance with the terms thereof. This Note is secured inter alia by (i) the Deed of Trust, (ii) an Assignment of Leases, and (iii) the other Loan Documents.

                  9. (a) Borrower expressly waives any right to prepay the Loans, in whole or in part, except as hereinafter provided.

                   (b) Notwithstanding anything herein or in any other Loan Documents to the contrary, except if expressly required or permitted under any Loan Document (including as a result of any of the prepayment events specified in paragraph 4(f) of the Deed of Trust), Borrower may not voluntarily prepay the Loans, in whole or in part, prior to the Payment Date occurring in April, 2010 (the "LOCK OUT DATE"). From and after the Lock Out Date, Borrower shall have the right to prepay all or any portion of the Loans provided that Borrower gives Lender at least 15 days' prior written notice thereof. If any such prepayment is not made on a Payment Date, Borrower shall also pay interest that would have accrued on such prepaid amount to, but not including, the next Payment Date. Except during the continuance of an Event of Default, all proceeds of a voluntary prepayment of the Loans shall be applied by Lender as follows in the following order of priority: (i) First, to reasonable costs and expenses, including without limitation, reasonable attorneys' fees incurred in connection with the voluntary prepayment, (ii) Second, to accrued and unpaid interest due on this Note and Substitute Promissory Note A-2, pro-rata until the interest due thereon for this Note and Substitute Promissory Note A-2 has been paid in full;
(iii) Third, to accrued and unpaid interest due on Substitute Promissory Note B-l and Substitute Promissory Note B-2, pro rata until the interest due thereon for Substitute Promissory Note B-l and Substitute Promissory Note B-2 has been paid in full; (iv) Fourth, to the principal balance of this Note and Substitute Promissory Note A- 2, pro-rata; (v) Fifth, to the principal balance of Substitute Promissory Note B-l and Substitute Promissory Note B-2, pro rata; and
(vi) Sixth, to any other amounts then due and owing under the Loan Documents. Any such prepayment shall be made without payment of the Yield Maintenance Premium.

                   (c) Provided no Event of Default shall be continuing, Borrower shall have the right on any Payment Date after the Release Date and prior to the Lock Out Date to voluntarily defease the entire principal amount of the Loans and obtain a release of the Lien of the Deed of Trust by providing Lender with the Defeasance Collateral (a "DEFEASANCE EVENT"), subject to the satisfaction of the following conditions precedent:

                           (i)      Borrower shall give Lender not less than
thirty (30) days prior written notice specifying a date (the "DEFEASANCE DATE") on which the Defeasance Event is to occur.

                           (ii)     Borrower shall pay to Lender (A) all
payments of principal (if any) and interest due on the Loans to and including the Defeasance Date and (B) all other sums, then due under the Notes, the Deed of Trust and the other Loan Documents;

                           (iii)    Borrower shall deposit the Defeasance
Collateral into the Defeasance Collateral Account and otherwise comply with the provisions of subsections (d) and (e) of this Paragraph 9;

                           (iv)     Borrower shall execute and deliver to Lender
a Security Agreement in respect of the Defeasance Collateral Account and the Defeasance Collateral;

                           (v)      Borrower shall deliver or cause to be
delivered to Lender an opinion or opinions of counsel for Borrower that is standard in commercial lending transactions and subject only to customary qualifications, assumptions and exceptions opining, among other things, that (i) Lender has a legal and valid perfected security interest in the Defeasance Collateral Account and the Defeasance Collateral, (ii) if a securitization has occurred, the REMIC Trust formed pursuant to such securitization will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of a Defeasance Event pursuant to this Paragraph 9, (iii) delivery of the Defeasance Collateral and the grant of a security interest therein to Lender shall not constitute an avoidable preference under Section 547 of the Bankruptcy Code or applicable state law (assuming the Debt is fully secured) and (iv) a non-consolidation opinion with respect to the Successor Borrower;

                           (vi)     Borrower shall deliver to Lender a letter
issued by each of the applicable Rating Agencies (as defined in the Cash Management Agreement) which confirms that the taking of the action referenced therein will not result in any qualification, withdrawal or downgrading of any existing ratings of securities created in a Securitization;

                           (vii)    Borrower shall deliver a certificate to
Lender which is signed by a senior executive officer of Borrower, or an entity that directly or indirectly controls the management of Borrower, certifying that the requirements set forth in this Paragraph 9 have been satisfied;

                           (viii)   Borrower shall deliver a letter of a "big
four" or other nationally recognized public accounting firm acceptable to Lender confirming that the Defeasance Collateral will generate monthly amounts equal to or greater than the Scheduled Defeasance Payments;

                           (ix)     Borrower shall deliver such other
certificates, opinions, documents and instruments as Lender may reasonably request; and

                           (x)      Borrower shall pay all reasonable costs and
expenses of Lender incurred in connection with the Defeasance Event, including Lender's reasonable attorneys' fees and expenses and Rating Agency fees and expenses.

                  (d) On or before the date on which Borrower delivers the Defeasance Collateral, Borrower shall open at any Eligible Institution (as defined in the Cash Management Agreement) the defeasance collateral account (the "DEFEASANCE COLLATERAL ACCOUNT") which shall at all times be an Eligible Account (as defined in the Cash Management Agreement). The Defeasance Collateral Account shall contain only (i) Defeasance Collateral, and (ii) cash from interest and principal paid on the Defeasance Collateral. All cash from interest and principal payments paid on the Defeasance Collateral up to the Monthly Payment Amount shall be paid over to Lender on each Payment Date and applied to accrued and unpaid interest; provided that prior to any such Payment Date, all cash from interest and principal payments paid on the Defeasance Collateral may be invested in Permitted Investments selected by Borrower. Any cash from interest and principal paid on the Defeasance Collateral not needed to pay accrued and unpaid interest shall be retained in the Defeasance Collateral Account as additional collateral for the Loans and may be invested in Permitted Investments selected by Borrower. Borrower shall cause the Eligible Institution at which the Defeasance Collateral is deposited to enter into an agreement with Borrower and Lender, satisfactory to Lender in its sole discretion, pursuant to which such Eligible Institution shall agree to hold and distribute the Defeasance Collateral in accordance with this Note. The Successor Borrower shall be the owner of the Defeasance

Collateral Account and shall report all income accrued on Defeasance Collateral for federal, state and local income tax purposes in its income tax return. Borrower shall prepay all cost and expenses associated with opening and maintaining the Defeasance Collateral Account. Lender shall not in any way be liable by reason of any insufficiency in the Defeasance Collateral Account.

                  (e) In connection with a Defeasance Event under this Paragraph 9, Borrower shall, if required by the Rating Agencies or if Borrower elects to do so, establish or designate a successor entity (the "SUCCESSOR BORROWER") which shall be a Special Purpose Bankruptcy Remote Entity and which shall be approved by the Rating Agencies. Any such Successor Borrower may, at Borrower's option, be an Affiliate of Borrower unless the Rating Agencies shall require otherwise. Borrower shall transfer and assign all obligations, rights and duties under and to the Notes, together with the Defeasance Collateral to such Successor Borrower. Such Successor Borrower shall assume the obligations under the Notes and the Security Agreement and Borrower shall be relieved of its obligations under such documents and the Loan Documents (except for any environmental indemnities or other obligations that survive repayment of the Loans). Borrower shall pay a minimum of $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Notes and the Security Agreement. Borrower shall pay all costs and expenses incurred by Lender, including Lender's reasonable attorney's fees and expenses, incurred in connection therewith.

                  (f) Mandatory prepayments made in connection with the application pursuant to the Deed of Trust of insurance proceeds or condemnation awards shall be paid in the amounts and at the times specified in the Deed of Trust, and, notwithstanding anything herein to the contrary, provided that no Event of Default has occurred and is continuing no Yield Maintenance Premium or other premium shall be due or payable in connection with any such mandatory prepayment whenever paid.

                  (g) Except as otherwise expressly provided in paragraph 9(f) hereof, the Yield Maintenance Premium shall be due, to the extent permitted by applicable law, under any and all circumstances where all or any portion of the Loans are paid prior to the Lock Out Date as a result of an involuntary prepayment or a voluntary prepayment, even if such prepayment results from Lender's exercise of its rights upon Borrower's default and acceleration of the Maturity Date (irrespective of whether foreclosure proceedings have been commenced), and shall be in addition to any other fees or sums due hereunder or under any of the other Loan Documents. THE YIELD MAINTENANCE PREMIUM REQUIRED BY THIS SUBPARAGRAPH 9 IS ACKNOWLEDGED BY BORROWER TO BE PARTIAL COMPENSATION TO LENDER FOR THE COST OF REINVESTING THE LOAN PROCEEDS AND FOR THE LOSS OF THE CONTRACTED RATE OF RETURN ON THE LOANS. FURTHERMORE, BORROWER ACKNOWLEDGES THAT THE LOSS THAT MAY BE SUSTAINED BY LENDER AS A RESULT OF SUCH PREPAYMENT BY BORROWER IS NOT SUSCEPTIBLE OF PRECISE CALCULATION AND THE YIELD MAINTENANCE PREMIUM REPRESENTS THE GOOD FAITH EFFORT OF BORROWER AND LENDER TO COMPENSATE LENDER FOR SUCH LOSS. EXCEPT AS EXPRESSLY PERMITTED IN THIS PARAGRAPH 9, BORROWER EXPRESSLY WAIVES ALL RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE
SECTION 2954.10 (OR OTHERWISE) TO PREPAY THE LOANS PRIOR TO

THE LOCK OUT DATE, IN WHOLE OR IN PART, WITHOUT PENALTY, WHETHER VOLUNTARILY OR UPON ACCELERATION OF THE MATURITY DATE OF THE LOANS, AND AGREES THAT IF, FOR ANY REASON A PREPAYMENT OF ALL OR ANY OF THE LOANS IS MADE PRIOR TO THE LOCK OUT DATE, WHETHER VOLUNTARILY OR UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THE LOANS BY LENDER ON ACCOUNT OF ANY DEFAULT BY BORROWER UNDER ANY LOAN DOCUMENT, THEN BORROWER SHALL BE OBLIGATED TO PAY, CONCURRENTLY THEREWITH, THE YIELD MAINTENANCE PREMIUM SPECIFIED ABOVE. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER DECLARES THAT LENDER'S AGREEMENT TO MAKE THE LOANS AT THE INTEREST RATE AND ON THE OTHER TERMS SET FORTH HEREIN CONSTITUTES ADEQUATE AND VALUABLE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY BORROWER, FOR THIS WAIVER AND AGREEMENT.

                                                          ______________________
                                                          INITIALS

                  10. (a) Borrower, Lender and Maguire Properties, L.P., as manager, have entered into the Cash Management Agreement dated the date hereof. Borrower shall cause all Rents to be deposited in the Clearing Account (as defined in the Cash Management Agreement) pursuant to the Cash Management Agreement. All Rents deposited in the Cash Collateral Account (as defined in the Cash Management Agreement) shall be allocated to the sub-accounts established pursuant to, and as defined in, the Cash Management Agreement in the following order of priority:

                                 (i)     First, to fund the Tax and Insurance
Impound Fund Subaccount (as defined in the Cash Management Agreement) until the amount on deposit therein is equal to the amount required to be deposited in the Tax and Insurance Impound Fund on the related Payment Date in accordance with the terms and conditions of the Deed of Trust;

                                 (ii)    Second, to fund the Monthly Debt
Service Subaccount (as defined in the Cash Management Agreement) until the amount on deposit therein is equal to the Monthly Payment Amount and the Monthly Payment Amount payable under Substitute Promissory Note A-2, Substitute Promissory Note B-l and Substitute Promissory Note B-2;

                                 (iii)   Third, to fund the Monthly Debt Service
Subaccount with any other amounts due to the Lender under the Loan Documents not otherwise addressed by this paragraph 10;

                                 (iv)    Fourth, in the event that (A) an NOI
Trigger Event has occurred and is then continuing and (B) the Leasing Escrow Fund Catch-Up Deposit is then fully on deposit in the Replacement/Leasing Escrow Fund Sub-account (as defined in the Cash Management Agreement), to fund the Replacement/Leasing Escrow Fund Subaccount until the amount on deposit therein is equal to the sum of the Monthly Replacement Escrow Amount and the Monthly Leasing Escrow Deposit on the related Payment Date in accordance with the terms and conditions of the Deed of Trust, but subject to paragraph 6(f) of the Deed of Trust, if applicable;

                            (v)     Fifth, to fund the Operating Expense
Subaccount (as defined in the Cash Management Agreement) until the amount on deposit therein is equal to the sum of (A) the Cash Expenses for the prior calendar month pursuant to the terms and conditions of the related Approved Annual Budget (as such Approved Annual Budget may be adjusted in accordance with paragraph 10(d) below), (B) any additional amount for Cash Expenses requested pursuant to and in accordance with Section 6(e) of the Cash Management Agreement and (C) any additional amount (if any) that, after taking into account funds deposited in the Operating Expense Subaccount pursuant to clauses (A) and (B) above, causes the amount on deposit in such Operating Expense Subaccount to equal the Operating Account Balance Floor (as defined in the Cash Management Agreement); provided, however, in no event shall any amounts be funded in the Operating Expense Subaccount pursuant to this clause (v) to the extent that such amounts represent any compensation due to an affiliated property manager in excess of $1,000,000 for the then existing calendar year;

                            (vi)    Sixth, to fund the Operating Expense
Subaccount with any Net Capital Expenditures for the prior calendar month pursuant to the terms and conditions of the related Approved Annual Budget;

                            (vii)   Seventh, to fund the Minimum Occupancy
Escrow Fund Subaccount until the amount on deposit therein is equal to the Monthly Minimum Occupancy Reserve Deposit on the related Payment Date in accordance with the terms and conditions of the Deed of Trust;

                            (viii)  Eighth, to fund the Operating Expense
Subaccount with any Extraordinary Expenses approved by Lender for the prior calendar month, if any (such Rents as remain after the application of Rents in accordance with items (i) through this item (viii), the "EXCESS CASH FLOW");

                            (ix)    Ninth, all Excess Cash Flow to fund the
Replacement/Leasing Escrow Fund Sub-Account until all Additional Monthly Leasing Escrow Deposits required pursuant to the provisions of Section 6(f) of the Deed of Trust have been funded in accordance with the terms and conditions of the Deed of Trust;

                            (x)     Tenth, in the event that (A) an NOI Trigger
Event has occurred and is then continuing and (B) the Leasing Escrow Fund Catch-Up Deposit is not then fully on deposit in the Replacement/Leasing Escrow Fund Sub-account, to fund the Replacement/Leasing Escrow Fund Subaccount until the amount on deposit therein is equal to the amount required to fund the Leasing Escrow Fund Catch-Up Deposit on the related Payment Date in accordance with the terms and conditions of the Deed of Trust, but subject to paragraph 6(f) of the Deed of Trust, if applicable;

                            (xi)    Eleventh, to pay to the Junior Management
Fee Subaccount (as defined in the Cash Management Agreement) any compensation due to an affiliated property manager in excess of the amount permitted to be paid pursuant to clause (v) above; and

                            (xii)   Lastly, to pay to the Borrower Remainder
Subaccount (as defined in the Cash Management Agreement) any excess amounts.

                   (b) Nothing in this paragraph 10 shall limit, reduce or otherwise affect Borrower's obligations to make payments of the Monthly Payment Amount, payments to the Tax and Insurance Impound Fund, the Replacement/Leasing Escrow Fund and any other amounts due hereunder and under the other Loan Documents, whether or not Rents are available to make such payments.

                   (c)     Intentionally Omitted.

                   (d) Not later than each December 15 during the term of the Loans, Borrower shall submit to Lender a detailed budget (an "ANNUAL BUDGET") for the Trust Property covering the calendar year commencing on the following January 1, each of which budgets shall be subject to Lender's approval, not to be unreasonably withheld, (provided that Borrower shall have the option to submit to Lender a revised budget not later than June 30 of each year during the term of the Loans to adjust such budget on the basis of the actual results of Borrower to such point in such calendar year) (each such budget, when so approved, is referred to as an "APPROVED ANNUAL BUDGET"). Until such time that Lender approves a proposed Annual Budget, Borrower may operate under the most recently Approved Annual Budget (adjusted to reflect actual increases in real estate taxes, insurance premiums, utilities expenses, labor costs, interest and other fixed costs with respect to the ownership, operation and financing of the Trust Property).

                  11. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this paragraph (and the similar paragraph contained in the Deed of Trust) shall control every other covenant and agreement in the Notes and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Lender's exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note (without any resulting prepayment penalty or premium) and all other Debt and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

                  12. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words "LENDER" and "BORROWER" shall include their respective successors, assigns, heirs, executors and administrators. If Borrower consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

                  13. Except as provided in the Loan Documents, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and of acceleration. No release of any security for the Debt or any person liable for payment of the Debt, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Lender and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or party who may become liable under the Loan Documents for the payment of all or any part of the Debt.

                  14. The provisions of paragraph 57 of the Deed of Trust are hereby incorporated by reference as if fully set forth herein.

                  15. (a) Any and all payments by Borrower to Lender hereunder and under the other Loan Documents shall, provided that Lender complies with the requirements of paragraph 15c) hereof, be made free and clear of, and without deduction for, any and all present or future taxes, levies, imposts, deductions, charges, withholdings or liabilities with respect thereto, except for the following, for which Borrower (and its direct or indirect members or other constituent members or partners) shall not be responsible: (i) taxes imposed on or measured by Lender's net income or net receipts; or (ii) franchise taxes imposed on Lender by the jurisdiction in which (A) Lender is organized,
(B) Lender is "doing business" (unless such determination of "doing business" is made solely as a result of Lender's interest in the Loans and the security therefor), or (C) Lender's applicable lending office is located (all such taxes, levies, imposts, deductions, charges or withholdings and liabilities (except those described in the foregoing clauses (i) and (ii)) being hereinafter referred to as "LOAN TAXES"). If Borrower shall be required by law to deduct or withhold any Loan Taxes from or in respect of any sum payable hereunder or under any other Loan Document, then (1) any such sum payable hereunder or under any other Loan Document shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this paragraph 15) Lender receives an amount equal to the sum it would have received had no such deductions or withholdings (including deductions applicable to additional sums payable under this paragraph 15 been made, (2) Borrower shall make such deductions or withholdings, and (3) Borrower shall pay the full amount deducted or withheld to the relevant taxing authority in accordance with applicable law. Borrower (but not its direct or indirect members or other constituent members or partners) will indemnify Lender for the full amount of any Loan Taxes (including, without limitation, any Loan Taxes (as well as taxes described in clauses (i) and (ii) of the second preceding sentence) imposed by any jurisdiction on any amounts payable under this paragraph 15) paid or payable by Lender and any liability (including, without limitation, penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Loan Taxes were correctly or legally asserted. A certificate as to the amount of such payment or liability delivered to Borrower by Lender shall be conclusive absent manifest error. The agreements and obligations of Borrower contained in this paragraph 15 shall survive the payment in full of principal and interest under this Note.

                   (b) Within thirty (30) days after the date of any payment of Loan Taxes withheld by Borrower in respect of any payment to Lender, Borrower will furnish to Lender the original or a certified copy of a receipt or other evidence satisfactory to Lender evidencing payment thereof.

                   (c) If Lender is a U.S. Person (other than the Lender originally named herein), Lender shall deliver to Borrower, upon request, a Form W-9 (unless it establishes to the reasonable satisfaction of Borrower that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax). If Lender is not a U.S. Person, Lender shall deliver to Borrower, upon request, (a) two duly completed and signed copies of either Internal Revenue Service Form W-8BEN (claiming an exemption from or a reduction in United States withholding tax under an applicable treaty) or its successor form or Form W-8ECI (claiming an exemption from United States withholding tax as effectively connected income) or its successor form and related applicable forms, as the case may be; or (b) in the case of a foreign Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and that cannot comply with the requirements of clause (a) above, (x) a statement to the effect that such Lender is eligible for a complete exemption from withholding of United States Taxes under Section 871(h) or 881(c) of the Code, and (y) two duly completed and signed copies of Internal Revenue Service Form W-8BEN or successor and related applicable forms. If Lender is not a U.S. Person, Lender further undertakes to deliver to Borrower additional forms described in clause
(a) or (b) of the preceding sentence (or any successor forms) or other manner of certification, as the case may be, (A) on or before the date that any such form expires or becomes obsolete, (B) after the occurrence of any event requiring a change in the most recent form previously delivered by it to Borrower, and (C) such extensions or renewals thereof as may reasonably be requested by Borrower, certifying that Lender is entitled to receive payments hereunder without deduction or withholding of any Loan Taxes. However, in the event that any change in law, rule, regulation, treaty or directive, or in the interpretation or application thereof (a "LAW CHANGE"), has occurred prior to the date on which any delivery pursuant to the preceding sentence would otherwise be required which renders such form inapplicable, or which would prevent Lender from duly completing and delivering any such form, or if such Law Change results in Lender being unable to deliver a Form W-9 (or other satisfactory evidence that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax), Lender shall not be obligated to deliver such forms but shall, promptly following such Law Change, but in any event prior to the time the next payment hereunder is due following such Law Change, advise Borrower in writing whether it is capable of receiving payments without any deduction or withholding of Loan Taxes. In the event of such Law Change, Borrower shall have the obligation to make Lender whole and to "gross-up" under paragraph 15(a) hereof, despite the failure by Lender to deliver such forms.

                   (d) If Lender receives a refund in respect of Loan Taxes paid by Borrower, it shall promptly pay such refund, together with any other amounts paid by Borrower pursuant to paragraph 15(a) hereof in connection with such refunded Loan Taxes, to Borrower; provided, however, that Borrower agrees to promptly return such refund to Lender if it receives notice from Lender that it is required to repay such refund. Nothing contained herein shall be construed to require Lender to seek any refund and Lender shall have no obligation to Borrower to do so.

                   (e) All amounts payable under this paragraph 15 shall constitute additional interest hereunder and shall be secured by the Deed of Trust and the other Loan Documents. The provisions of this paragraph 15 shall survive any payment or prepayment of the Loans and any foreclosure or satisfaction of the Deed of Trust.

                  16. Borrower represents that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to the Notes, the Deed of Trust and the other Loan Documents and that the Notes, the Deed of Trust and the other Loan Documents constitute valid and binding obligations of Borrower subject only to bankruptcy laws, general principals of equity, insolvency, reorganization, arrangement, moratorium, receivership or other similar laws relating to or affecting the rights of creditors.

                  17. All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Deed of Trust directed to the parties at their respective addresses as provided therein.

                  18. BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

                  19. (a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED

PURSUANT TO THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE, AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT CORPORATION TRUST COMPANY, 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011 AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

         20. Application of Payments. This Note, together with Substitute Promissory Note A-2 is Note A referred to in the Deed of Trust. Unless otherwise expressly provided in this Note or elected by Lender, payments made by Borrower in respect of the principal and interest of the Loans shall be applied as follows:

                  (a) first, to accrued and unpaid interest due on this Note and Substitute Promissory Note A-2, pro-rata, until the interest due thereon has been paid in full;

                  (b) second, to accrued and unpaid interest due on Substitute Promissory Note B-l and Substitute Promissory Note B-2, pro rata, until the interest due thereon has been paid in full;

                  (c) third, to the principal balance of this Note and Substitute Promissory Note A-2, pro rata, until the principal due thereon has been paid in full; and

                  (d) fourth, to the principal balance of Substitute Promissory Note B-l and Substitute Promissory Note B-2, pro rata, until the principal due thereon has been paid in full.

         21. The principal amount of this Note shall be advanced to Borrower in two advances, an initial advance of $83,783,221.98 made by Lender to Borrower on the date hereof and a subsequent advance of the difference between the foregoing amount and the stated principal amount of this Note (the "SUBSEQUENT ADVANCE") to be made by Lender to Borrower on the Business Day immediately succeeding the date hereof (the "SUBSEQUENT ADVANCE DATE"). Provided that (i) no default hereunder or under the other Loan Documents has occurred and is continuing and (ii) Commonwealth Land Title Insurance Company (the "ESCROW AGENT"). the master escrow agent in connection with the initial public offering of the common stock of Maguire Properties, Inc. (the "MAGUIRE IPO") has entered into an escrow agreement with Lender agreeing to hold and disburse the Subsequent Advance in accordance with the terms hereof, Lender shall deposit the Subsequent Advance with the Escrow Agent by wire transfer by 11:00 a.m. on the Subsequent Advance Date and shall use commercially reasonable efforts do so by 11:00 a.m. New York time on such date. The Escrow Agent shall be authorized to release the Subsequent Advance to or at the direction of Borrower upon (a) confirmation by the Escrow Agent to Lender that Escrow Agent has received sufficient funds to close the Maguire IPO and pay all costs and expenses in connection therewith and all other authorizations that it requires to release such funds, and (b) authorization from Lender to Escrow Agent authorizing such release. In the event that the Escrow Agent has not been authorized to release the Subsequent Advance prior to 4:00 p.m. on the Subsequent Advance Date, the Escrow Agent shall return the Subsequent Advance to Lender and thereafter Borrower shall not have any right to receive any portion of the Subsequent Advance.

         22. Borrower, and by its acceptance hereof, Lender, agrees that this Note is made by Borrower and accepted by Lender, pursuant to that certain Note Splitter Agreement, Modification of Loan Documents and Reaffirmation of Guaranty dated the date hereof, together with Substitute Promissory Note A-2, in substitution and replacement of that certain Deed of Trust Note A made by Borrower in favor of Lender in the original principal amount of $184,688,000.00, dated June 26, 2003 ("ORIGINAL NOTE"), on which Original Note there is now outstanding the aggregate principal amount of $184,688,000.00 and Borrower, and by its acceptance hereof, Lender, agrees that this Note, together with Substitute Promissory Note A-2, evidences the same indebtedness evidenced by the Original Note and does not create or evidence any new or additional indebtedness.

                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the day and year first above written.

                       BORROWER:

                       NORTH TOWER, LLC,
                       a Delaware limited liability company

                       By: North Tower Manager, LLC,
                           a Delaware limited liability company,
                           its Principal Manager

                           By: Maguire Partners-Bunker Hill, Ltd.,
                               a California limited partnership,
                               its Administrative Agent

                               By: Maguire Partners BGHS, LLC,
                                   a California limited liability company,
                                   its general partner

                                   By: Maguire Partners SSC, Inc.,
                                       a California corporation,
                                       its manager

                                       By: /s/ Javier F. Bitar
                                           -------------------
                                           Name: Javier F. Bitar
                                           Title: Senior Vice President

                         SUBSTITUTE PROMISSORY NOTE A-2

$92,159,312.00                                                     June 26, 2003

                  1. For value received, NORTH TOWER, LLC, a Delaware limited liability company, having its principal place of business at 555 West Fifth Street, Suite 5000, Los Angeles, California 90013 ("Borrower"), promises to pay to the order of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("Lender"), at its principal office at 600 Steamboat Road, Greenwich, Connecticut 06830, or at such place as the holder hereof may from time to time designate in writing, the principal sum of Ninety-Two Million One Hundred Fifty-Nine Thousand Three Hundred Twelve and No/100 Dollars ($92,159,312.00), or so much as may have been advanced hereunder, in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at a fixed rate per annum equal to 4.68% (the "Interest Rate").

                  2. Principal and interest under this Substitute Promissory Note A-2 (this "NOTE") shall be paid by Borrower as follows:

                      A. A payment of interest only on the date hereof for the interest accrual period from the date hereof to and including June 30, 2003;

                      B. Commencing on August 1, 2003 and on each Payment Date (as hereinafter defined) thereafter up to but excluding the Payment Date occurring on July 1, 2006 (the "AMORTIZATION DATE"). Borrower shall pay to Lender a monthly amount equal to interest only on the outstanding principal balance of this Note that accrued during the prior Collection Period (as defined in the Cash Management Agreement);

                      C. Commencing on the Amortization Date and on each Payment Date thereafter through and including the Maturity Date, Borrower shall pay to Lender a monthly amount of $476,865.81 (such amounts described in paragraph 2.B. and 2.C. of this Note, as applicable, are hereinafter the "MONTHLY PAYMENT AMOUNT"): and

                      D. The balance of the principal sum of this Note together with unpaid interest hereon shall be due and payable on the Maturity Date.

                      E. Interest on the principal sum of this Note shall be calculated on the basis of the actual number of days elapsed and a three hundred sixty (360) day year. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

                  3.       As used in this Note:

                      (a) The term "ANNUAL BUDGET" shall mean an annual budget submitted by Borrower to Lender in accordance with the terms of paragraph 10(d) herein.

                  (b) The term "APPROVED ANNUAL BUDGET" shall have the meaning set forth in paragraph 10(d) hereof.

                  (c) The term "ASSIGNMENT OF LEASES" shall mean that certain Assignment of Leases and Rents of even date herewith executed by Borrower in favor of Lender.

                  (d) The term "BUSINESS DAY" shall mean any day except a Saturday, Sunday or other day on which commercial banks are required or permitted by law to close in New York City.

                  (e) The term "CAPITAL EXPENDITURES" shall mean for any period, the amount expended for items capitalized under generally accepted accounting principles including expenditures for building improvements or major repairs, leasing commissions and tenant improvements.

                  (f) The term "CASH EXPENSES" shall mean for any period, the operating expenses for the Trust Property as set forth in an Approved Annual Budget to the extent that such expenses are actually incurred by Borrower minus payments into the Tax and Insurance Impound Fund and the Replacement/Leasing Escrow Fund.

                  (g) The term "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (h) The term "DEBT" shall mean the whole of the principal sum of the Notes, together with all interest accrued or due and unpaid thereon and all other sums due under the Loan Documents.

                  (i) The term "DEED OF TRUST" shall mean that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith in the aggregate amount of the Notes given by Borrower for the use and benefit of Lender covering the fee estate of certain premises as more particularly described therein.

                  (j) The term "DEFAULT RATE" shall mean, a rate per annum which is equal to the lesser of (i) the maximum rate permitted by applicable law, or (ii) five percent (5%) above the Interest Rate.

                  (k) The term "DEFEASANCE COLLATERAL" shall mean U.S. Obligations which provide payments (i) on or prior to, but as close as possible to, all Payment Dates under the Notes after the Defeasance Date and up to and including the Maturity Date, and (ii) in amounts equal to or greater than the Scheduled Defeasance Payments.

                  (1) The term "EXTRAORDINARY EXPENSE" shall mean an extraordinary operating expense or capital expense not set forth in the Approved Annual Budget or allotted for in the Replacement/Leasing Escrow Fund.

                  (m) The term "LOANS" shall mean those certain loans made by Lender to Borrower contemporaneously herewith as evidenced by the Notes and secured inter alia by the Deed of Trust.

                  (n) The term "LOAN DOCUMENTS" shall mean collectively the Notes, the Deed of Trust, the Assignment of Leases and any and all other documents securing, evidencing, or guaranteeing all or any portion of the Loans or otherwise executed and/or delivered in connection with the Notes and the Loans.

                  (o) The term "MATURITY DATE" shall mean July 1, 2010, provided that, in the event that the Loans are accelerated pursuant to the terms of this Note or the other Loan Documents, the Maturity Date shall be the date of such acceleration.

                  (p) The term "Net CAPITAL EXPENDITURES" shall mean for any period the amount by which Capital Expenditures during such period exceeds reimbursements for such items during such period from any fund established pursuant to the Loan Documents.

                  (q) The term "NOTE B" shall mean, collectively, Substitute Promissory Note B-l and Substitute Promissory Note B-2.

                  (r) The term "NOTES" shall mean, collectively, this Note, Substitute Promissory Note A-l and Note B.

                  (s) The term "PAYMENT DATE" shall mean the first (1st) day of each calendar month during the term of this Note; provided, however that if the first (1st) day of any given month is not a Business Day, then amounts due on the Payment Date for such month shall be due on the immediately succeeding Business Day.

                  (t) The term "RELEASE DATE" shall mean the earlier to occur of (i) July 1, 2007 and (ii)the date that is two (2) years from the "startup day" (within the meaning of Section 860G(a)(9) of the Code) of the REMIC Trust established in connection with the last Securitization involving any portion of the Loans.

                  (u) The term "REMIC TRUST" shall mean a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code that holds this Note.

                  (v) The term "SCHEDULED DEFEASANCE PAYMENTS" shall mean the Monthly Payment Amount required under the Notes for all Payment Dates occurring after the Defeasance Date (including, on the Maturity Date, the remaining outstanding principal balance on the Notes as of the Maturity Date).

                  (w) The term "SUBSTITUTE PROMISSORY NOTE A-1" shall mean that certain Substitute Promissory Note A-l dated of even date herewith by Borrower in favor of Lender in the original principal amount of $92,528,688.00.

                  (x) The term "SUBSTITUTE PROMISSORY NOTE B-1" shall mean that certain Substitute Promissory Note B-l dated of even date herewith by Borrower in favor of Lender in the original principal amount of $32,721,312.

                  (y) The term "SUBSTITUTE PROMISSORY NOTE B-2" shall mean that certain Substitute Promissory Note B-2 dated of even date herewith by Borrower in favor of Lender in the original principal amount of $32,590,688.

                  (z) The term "U.S. OBLIGATIONS" shall mean direct full faith and credit obligations of the United States of America that are not subject to prepayment, call or early redemption or such other obligations (designated by Borrower) of the United States of America or another Person that the Rating Agencies have confirmed, or shall confirm, in writing will not, in and of themselves, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any securitization of the Loans.

                        (aa) The term "YIELD MAINTENANCE PREMIUM" shall mean an amount which, when added to the outstanding principal amount of the Loans, would be sufficient to purchase U.S. Obligations which provide payments (a) on or prior to, but as close as possible to, all successive scheduled Payment Dates under the Notes arising from and after the date of determination of such Yield Maintenance Premium through the Maturity Date and (b) in amounts equal to the Monthly Payment Amount required under the Notes through the Maturity Date together with the outstanding principal balance of the Notes as of the Maturity Date assuming all such Monthly Payments are made (including any servicing costs associated therewith), in all cases without duplication among this Note, Substitute Promissory Note A-1, Substitute Promissory Note B-l and Substitute Promissory Note B-2. In no event shall the Yield Maintenance Premium be less than zero.

                        All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Deed of Trust.

                  4. The outstanding principal balance of this Note shall bear interest throughout the term of this Note at the Interest Rate as set forth herein.

                  5. (a) This Note shall mature on the Maturity Date, at which time the entire loan evidenced by this Note shall be due and payable.

                        (b) If any sum payable under this Note is not paid on or before the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray a portion of the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. If the day when any payment required under this Note is due is not a Business Day, then payment shall be due on the immediately succeeding Business Day.

                  6. The Debt or any portion thereof shall without notice become immediately due and payable at the option of Lender upon the happening of any Event of Default. In the event that it should become necessary to employ counsel to collect or enforce the Debt or to protect or foreclose the security therefor, Borrower also shall pay on demand all costs of collection incurred by Lender, including attorneys' fees and costs reasonably incurred for the services of counsel whether or not suit be brought.

                  7. Borrower does hereby agree that upon the occurrence and during the continuance of an Event of Default (including upon the failure of Borrower to pay the Debt in full on the Maturity Date), Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum and any other amounts due at the Default Rate.

                  8. This Note, together with Substitute Promissory Note A-1, Substitute Promissory Note B-l and Substitute Promissory Note B-2 is evidence of the Loans and of the obligation of the Borrower to repay the Loans in accordance with the terms thereof. This Note is secured inter alia by (i) the Deed of Trust, (ii) an Assignment of Leases, and (iii) the other Loan Documents.

                  9. (a) Borrower expressly waives any right to prepay the Loans, in whole or in part, except as hereinafter provided.

                        (b) Notwithstanding anything herein or in any other Loan Documents to the contrary, except if expressly required or permitted under any Loan Document (including as a result of any of the prepayment events specified in paragraph 4(f) of the Deed of Trust), Borrower may not voluntarily prepay the Loans, in whole or in part, prior to the Payment Date occurring in April, 2010 (the "LOCK OUT DATE"). From and after the Lock Out Date, Borrower shall have the right to prepay all or any portion of the Loans provided that Borrower gives Lender at least 15 days' prior written notice thereof. If any such prepayment is not made on a Payment Date, Borrower shall also pay interest that would have accrued on such prepaid amount to, but not including, the next Payment Date. Except during the continuance of an Event of Default, all proceeds of a voluntary prepayment of the Loans shall be applied by Lender as follows in the following order of priority: (i) First, to reasonable costs and expenses, including without limitation, reasonable attorneys' fees incurred in connection with the voluntary prepayment, (ii) Second, to accrued and unpaid interest due on this Note and Substitute Promissory Note A-l, pro rata until the interest due thereon for this Note and Substitute Promissory Note A-l has been paid in full; (iii) Third, to accrued and unpaid interest due on Substitute Promissory Note B-l and Substitute Promissory Note B-2, pro rata, until the interest due thereon for Substitute Promissory Note B-l and Substitute Promissory Note B-2 has been paid in full; (iv) Fourth, to the principal balance of this Note and Substitute Promissory Note A- 1, pro rata; (v) Fifth, to the principal balance of Substitute Promissory Note B-l and Substitute Promissory Note B-2, pro rata; and (vi) Sixth, to any other amounts then due and owing under the Loan Documents. Any such prepayment shall be made without payment of the Yield Maintenance Premium.

                        (c) Provided no Event of Default shall be continuing, Borrower shall have the right on any Payment Date after the Release Date and prior to the Lock Out Date to voluntarily defease the entire principal amount of the Loans and obtain a release of the Lien of the Deed of Trust by providing Lender with the Defeasance Collateral (a "DEFEASANCE EVENT"), subject to the satisfaction of the following conditions precedent:

                                 (i)      Borrower shall give Lender not less
than thirty (30) days prior written notice specifying a date (the "DEFEASANCE DATE") on which the Defeasance Event is to occur.

                                 (ii)     Borrower shall pay to Lender (A) all
payments of principal (if any) and interest due on the Loans to and including the Defeasance Date and (B) all other sums, then due under the Notes, the Deed of Trust and the other Loan Documents;

                                 (iii)    Borrower shall deposit the Defeasance
Collateral into the Defeasance Collateral Account and otherwise comply with the provisions of subsections (d) and (e) of this Paragraph 9;

                                 (iv)     Borrower shall execute and deliver to
Lender a Security Agreement in respect of the Defeasance Collateral Account and the Defeasance Collateral;

                                 (v)      Borrower shall deliver or cause to be
delivered to Lender an opinion or opinions of counsel for Borrower that is standard in commercial lending transactions and subject only to customary qualifications, assumptions and exceptions opining, among other things, that (i) Lender has a legal and valid perfected security interest in the Defeasance Collateral Account and the Defeasance Collateral, (ii) if a securitization has occurred, the REMIC Trust formed pursuant to such securitization will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of a Defeasance Event pursuant to this Paragraph 9, (iii) delivery of the Defeasance Collateral and the grant of a security interest therein to Lender shall not constitute an avoidable preference under Section 547 of the Bankruptcy Code or applicable state law (assuming the Debt is fully secured) and (iv) a non-consolidation opinion with respect to the Successor Borrower;

                           (vi)     Borrower shall deliver to Lender a letter
issued by each of the applicable Rating Agencies (as defined in the Cash Management Agreement) which confirms that the taking of the action referenced therein will not result in any qualification, withdrawal or downgrading of any existing ratings of securities created in a Securitization;

                           (vii)    Borrower shall deliver a certificate to
Lender which is signed by a senior executive officer of Borrower, or an entity that directly or indirectly controls the management of Borrower, certifying that the requirements set forth in this Paragraph 9 have been satisfied;

                           (viii)   Borrower shall deliver a letter of a "big
four" or other nationally recognized public accounting firm acceptable to Lender confirming that the Defeasance Collateral will generate monthly amounts equal to or greater than the Scheduled Defeasance Payments;

                           (ix)     Borrower shall deliver such other
certificates, opinions, documents and instruments as Lender may reasonably request; and

                           (x)      Borrower shall pay all reasonable costs and
expenses of Lender incurred in connection with the Defeasance Event, including Lender's reasonable attorneys' fees and expenses and Rating Agency fees and expenses.

                  (d) On or before the date on which Borrower delivers the Defeasance Collateral, Borrower shall open at any Eligible Institution (as defined in the Cash Management Agreement) the defeasance collateral account (the "DEFEASANCE COLLATERAL Account") which shall at all times be an Eligible Account (as defined in the Cash Management Agreement). The Defeasance Collateral Account shall contain only (i) Defeasance Collateral, and (ii) cash from interest and principal paid on the Defeasance Collateral. All cash from interest and principal payments paid on the Defeasance Collateral up to the Monthly Payment Amount shall be paid over to Lender on each Payment Date and applied to accrued and unpaid interest; provided that prior to any such Payment Date, all cash from interest and principal payments paid on the Defeasance Collateral may be invested in Permitted Investments selected by Borrower. Any cash from interest and principal paid on the Defeasance Collateral not needed to pay accrued and unpaid interest shall be retained in the Defeasance Collateral Account as additional collateral for the Loans and may be invested in Permitted Investments selected by Borrower. Borrower shall cause the Eligible Institution at which the Defeasance Collateral is deposited to enter into an agreement with Borrower and Lender, satisfactory to Lender in its sole discretion, pursuant to which such Eligible Institution shall agree to hold and distribute the Defeasance Collateral in accordance with this Note. The Successor Borrower shall be the owner of the Defeasance

Collateral Account and shall report all income accrued on Defeasance Collateral for federal, state and local income tax purposes in its income tax return. Borrower shall prepay all cost and expenses associated with opening and maintaining the Defeasance Collateral Account. Lender shall not in any way be liable by reason of any insufficiency in the Defeasance Collateral Account.

                  (e) In connection with a Defeasance Event under this Paragraph 9, Borrower shall, if required by the Rating Agencies or if Borrower elects to do so, establish or designate a successor entity (the "SUCCESSOR BORROWER") which shall be a Special Purpose Bankruptcy Remote Entity and which shall be approved by the Rating Agencies. Any such Successor Borrower may, at Borrower's option, be an Affiliate of Borrower unless the Rating Agencies shall require otherwise. Borrower shall transfer and assign all obligations, rights and duties under and to the Notes, together with the Defeasance Collateral to such Successor Borrower. Such Successor Borrower shall assume the obligations under the Notes and the Security Agreement and Borrower shall be relieved of its obligations under such documents and the Loan Documents (except for any environmental indemnities or other obligations that survive repayment of the Loans). Borrower shall pay a minimum of $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Notes and the Security Agreement. Borrower shall pay all costs and expenses incurred by Lender, including Lender's reasonable attorney's fees and expenses, incurred in connection therewith.

                  (f) Mandatory prepayments made in connection with the application pursuant to the Deed of Trust of insurance proceeds or condemnation awards shall be paid in the amounts and at the times specified in the Deed of Trust, and, notwithstanding anything herein to the contrary, provided that no Event of Default has occurred and is continuing no Yield Maintenance Premium or other premium shall be due or payable in connection with any such mandatory prepayment whenever paid.

                  (g) Except as otherwise expressly provided in paragraph 9(f) hereof, the Yield Maintenance Premium shall be due, to the extent permitted by applicable law, under any and all circumstances where all or any portion of the Loans are paid prior to the Lock Out Date as a result of an involuntary prepayment or a voluntary prepayment, even if such prepayment results from Lender's exercise of its rights upon Borrower's default and acceleration of the Maturity Date (irrespective of whether foreclosure proceedings have been commenced), and shall be in addition to any other fees or sums due hereunder or under any of the other Loan Documents. THE YIELD MAINTENANCE PREMIUM REQUIRED BY THIS SUBPARAGRAPH 9 IS ACKNOWLEDGED BY BORROWER TO BE PARTIAL COMPENSATION TO LENDER FOR THE COST OF REINVESTING THE LOAN PROCEEDS AND FOR THE LOSS OF THE CONTRACTED RATE OF RETURN ON THE LOANS. FURTHERMORE, BORROWER ACKNOWLEDGES THAT THE LOSS THAT MAY BE SUSTAINED BY LENDER AS A RESULT OF SUCH PREPAYMENT BY BORROWER IS NOT SUSCEPTIBLE OF PRECISE CALCULATION AND THE YIELD MAINTENANCE PREMIUM REPRESENTS THE GOOD FAITH EFFORT OF BORROWER AND LENDER TO COMPENSATE LENDER FOR SUCH LOSS. EXCEPT AS EXPRESSLY PERMITTED IN THIS PARAGRAPH 9, BORROWER EXPRESSLY WAIVES ALL RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE
SECTION 2954.10 (OR OTHERWISE) TO PREPAY THE LOANS PRIOR TO

THE LOCK OUT DATE, IN WHOLE OR IN PART, WITHOUT PENALTY, WHETHER VOLUNTARILY OR UPON ACCELERATION OF THE MATURITY DATE OF THE LOANS, AND AGREES THAT IF, FOR ANY REASON A PREPAYMENT OF ALL OR ANY OF THE LOANS IS MADE PRIOR TO THE LOCK OUT DATE, WHETHER VOLUNTARILY OR UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THE LOANS BY LENDER ON ACCOUNT OF ANY DEFAULT BY BORROWER UNDER ANY LOAN DOCUMENT, THEN BORROWER SHALL BE OBLIGATED TO PAY, CONCURRENTLY THEREWITH, THE YIELD MAINTENANCE PREMIUM SPECIFIED ABOVE. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER DECLARES THAT LENDER'S AGREEMENT TO MAKE THE LOANS AT THE INTEREST RATE AND ON THE OTHER TERMS SET FORTH HEREIN CONSTITUTES ADEQUATE AND VALUABLE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY BORROWER, FOR THIS WAIVER AND AGREEMENT.

                                    _________________
                                    INITIALS

                  10. (a) Borrower, Lender and Maguire Properties, L.P., as manager, have entered into the Cash Management Agreement dated the date hereof. Borrower shall cause all Rents to be deposited in the Clearing Account (as defined in the Cash Management Agreement) pursuant to the Cash Management Agreement. All Rents deposited in the Cash Collateral Account (as defined in the Cash Management Agreement) shall be allocated to the sub-accounts established pursuant to, and as defined in, the Cash Management Agreement in the following order of priority:

                           (i)      First, to fund the Tax and Insurance Impound
Fund Subaccount (as defined in the Cash Management Agreement) until the amount on deposit therein is equal to the amount required to be deposited in the Tax and Insurance Impound Fund on the related Payment Date in accordance with the terms and conditions of the Deed of Trust;

                           (ii)     Second, to fund the Monthly Debt Service
Subaccount (as defined in the Cash Management Agreement) until the amount on deposit therein is equal to the Monthly Payment Amount and the Monthly Payment Amount payable under Substitute Promissory Note A-l, Substitute Promissory Note B-l and Substitute Promissory Note B-2;

                           (iii)    Third, to fund the Monthly Debt Service
Subaccount with any other amounts due to the Lender under the Loan Documents not otherwise addressed by this paragraph 10;

                           (iv)     Fourth, in the event that (A) an NOI Trigger
Event has occurred and is then continuing and (B) the Leasing Escrow Fund Catch-Up Deposit is then fully on deposit in the Replacement/Leasing Escrow Fund Sub-account (as defined in the Cash Management Agreement), to fund the Replacement/Leasing Escrow Fund Subaccount until the amount on deposit therein is equal to the sum of the Monthly Replacement Escrow Amount and the Monthly Leasing Escrow Deposit on the related Payment Date in accordance with the terms and conditions of the Deed of Trust, but subject to paragraph 6(f) of the Deed of Trust, if applicable;

                           (v)      Fifth, to fund the Operating Expense
Subaccount (as defined in the Cash Management Agreement) until the amount on deposit therein is equal to the sum of (A) the Cash Expenses for the prior calendar month pursuant to the terms and conditions of the related Approved Annual Budget (as such Approved Annual Budget may be adjusted in accordance with paragraph 10(d) below), (B) any additional amount for Cash Expenses requested pursuant to and in accordance with Section 6(e) of the Cash Management Agreement and (C) any additional amount (if any) that, after taking into account funds deposited in the Operating Expense Subaccount pursuant to clauses (A) and (B) above, causes the amount on deposit in such Operating Expense Subaccount to equal the Operating Account Balance Floor (as defined in the Cash Management Agreement); provided, however, in no event shall any amounts be funded in the Operating Expense Subaccount pursuant to this clause (v) to the extent that such amounts represent any compensation due to an affiliated property manager in excess of $1,000,000 for the then existing calendar year;

                           (vi)     Sixth, to fund the Operating Expense
Subaccount with any Net Capital Expenditures for the prior calendar month pursuant to the terms and conditions of the related Approved Annual Budget;

                           (vii)    Seventh, to fund the Minimum Occupancy
Escrow Fund Subaccount until the amount on deposit therein is equal to the Monthly Minimum Occupancy Reserve Deposit on the related Payment Date in accordance with the terms and conditions of the Deed of Trust;

                           (viii)   Eighth, to fund the Operating Expense
Subaccount with any Extraordinary Expenses approved by Lender for the prior calendar month, if any (such Rents as remain after the application of Rents in accordance with items (i) through this item (viii), the "EXCESS CASH FLOW"):

                           (ix)     Ninth, all Excess Cash Flow to fund the
Replacement/Leasing Escrow Fund Sub-Account until all Additional Monthly Leasing Escrow Deposits required pursuant to the provisions of Section 6(f) of the Deed of Trust have been funded in accordance with the terms and conditions of the Deed of Trust;

                           (x)      Tenth, in the event that (A) an NOI Trigger
Event has occurred and is then continuing and (B) the Leasing Escrow Fund Catch-Up Deposit is not then fully on deposit in the Replacement/Leasing Escrow Fund Sub-account, to fund the Replacement/Leasing Escrow Fund Subaccount until the amount on deposit therein is equal to the amount required to fund the Leasing Escrow Fund Catch-Up Deposit on the related Payment Date in accordance with the terms and conditions of the Deed of Trust, but subject to paragraph 6(f) of the Deed of Trust, if applicable;

                           (xi)     Eleventh, to pay to the Junior Management
Fee Subaccount (as defined in the Cash Management Agreement) any compensation due to an affiliated property manager in excess of the amount permitted to be paid pursuant to clause (v) above; and

                           (xii)    Lastly, to pay to the Borrower Remainder
Subaccount (as defined in the Cash Management Agreement) any excess amounts.

                  (b) Nothing in this paragraph 10 shall limit, reduce or otherwise affect Borrower's obligations to make payments of the Monthly Payment Amount, payments to the Tax and Insurance Impound Fund, the Replacement/Leasing Escrow Fund and any other amounts due hereunder and under the other Loan Documents, whether or not Rents are available to make such payments.

                  (c)      Intentionally Omitted.

                  (d) Not later than each December 15 during the term of the Loans, Borrower shall submit to Lender a detailed budget (an "ANNUAL BUDGET") for the Trust Property covering the calendar year commencing on the following January 1, each of which budgets shall be subject to Lender's approval, not to be unreasonably withheld, (provided that Borrower shall have the option to submit to Lender a revised budget not later than June 30 of each year during the term of the Loans to adjust such budget on the basis of the actual results of Borrower to such point in such calendar year) (each such budget, when so approved, is referred to as an "APPROVED ANNUAL BUDGET"). Until such time that Lender approves a proposed Annual Budget, Borrower may operate under the most recently Approved Annual Budget (adjusted to reflect actual increases in real estate taxes, insurance premiums, utilities expenses, labor costs, interest and other fixed costs with respect to the ownership, operation and financing of the Trust Property).

         11. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this paragraph (and the similar paragraph contained in the Deed of Trust) shall control every other covenant and agreement in the Notes and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Lender's exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note (without any resulting prepayment penalty or premium) and all other Debt and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

                  12. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words "LENDER" and "BORROWER" shall include their respective successors, assigns, heirs, executors and administrators. If Borrower consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

                  13. Except as provided in the Loan Documents, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and of acceleration. No release of any security for the Debt or any person liable for payment of the Debt, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Lender and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or party who may become liable under the Loan Documents for the payment of all or any part of the Debt.

                  14. The provisions of paragraph 57 of the Deed of Trust are hereby incorporated by reference as if fully set forth herein.

                  15. (a) Any and all payments by Borrower to Lender hereunder and under the other Loan Documents shall, provided that Lender complies with the requirements of paragraph 15c) hereof, be made free and clear of, and without deduction for, any and all present or future taxes, levies, imposts, deductions, charges, withholdings or liabilities with respect thereto, except for the following, for which Borrower (and its direct or indirect members or other constituent members or partners) shall not be responsible: (i) taxes imposed on or measured by Lender's net income or net receipts; or (ii) franchise taxes imposed on Lender by the jurisdiction in which (A) Lender is organized,
(B) Lender is "doing business" (unless such determination of "doing business" is made solely as a result of Lender's interest in the Loans and the security therefor), or (C) Lender's applicable lending office is located (all such taxes, levies, imposts, deductions, charges or withholdings and liabilities (except those described in the foregoing clauses (i) and (ii)) being hereinafter referred to as "LOAN TAXES"). If Borrower shall be required by law to deduct or withhold any Loan Taxes from or in respect of any sum payable hereunder or under any other Loan Document, then (1) any such sum payable hereunder or under any other Loan Document shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this paragraph 15) Lender receives an amount equal to the sum it would have received had no such deductions or withholdings (including deductions applicable to additional sums payable under this paragraph 15 been made, (2) Borrower shall make such deductions or withholdings, and (3) Borrower shall pay the full amount deducted or withheld to the relevant taxing authority in accordance with applicable law. Borrower (but not its direct or indirect members or other constituent members or partners) will indemnify Lender for the full amount of any Loan Taxes (including, without limitation, any Loan Taxes (as well as taxes described in clauses (i) and (ii) of the second preceding sentence) imposed by any jurisdiction on any amounts payable under this paragraph 15) paid or payable by Lender and any liability (including, without limitation, penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Loan Taxes were correctly or legally asserted. A certificate as to the amount of such payment or liability delivered to Borrower by Lender shall be conclusive absent manifest error. The agreements and obligations of Borrower contained in this paragraph 15 shall survive the payment in full of principal and interest under this Note.

                  (b) Within thirty (30) days after the date of any payment of Loan Taxes withheld by Borrower in respect of any payment to Lender, Borrower will furnish to Lender the original or a certified copy of a receipt or other evidence satisfactory to Lender evidencing payment thereof.

                  (c) If Lender is a U.S. Person (other than the Lender originally named herein), Lender shall deliver to Borrower, upon request, a Form W-9 (unless it establishes to the reasonable satisfaction of Borrower that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax). If Lender is not a U.S. Person, Lender shall deliver to Borrower, upon request, (a) two duly completed and signed copies of either Internal Revenue Service Form W-8BEN (claiming an exemption from or a reduction in United States withholding tax under an applicable treaty) or its successor form or Form W-8ECI (claiming an exemption from United States withholding tax as effectively connected income) or its successor form and related applicable forms, as the case may be; or (b) in the case of a foreign Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and that cannot comply with the requirements of clause (a) above, (x) a statement to the effect that such Lender is eligible for a complete exemption from withholding of United States Taxes under Section 871(h) or 881(c) of the Code, and (y) two duly completed and signed copies of Internal Revenue Service Form W- 8BEN or successor and related applicable forms. If Lender is not a U.S. Person, Lender further undertakes to deliver to Borrower additional forms described in clause
(a) or (b) of the preceding sentence (or any successor forms) or other manner of certification, as the case may be, (A) on or before the date that any such form expires or becomes obsolete, (B) after the occurrence of any event requiring a change in the most recent form previously delivered by it to Borrower, and (C) such extensions or renewals thereof as may reasonably be requested by Borrower, certifying that Lender is entitled to receive payments hereunder without deduction or withholding of any Loan Taxes. However, in the event that any change in law, rule, regulation, treaty or directive, or in the interpretation or application thereof (a "LAW CHANGE"), has occurred prior to the date on which any delivery pursuant to the preceding sentence would otherwise be required which renders such form inapplicable, or which would prevent Lender from duly completing and delivering any such form, or if such Law Change results in Lender being unable to deliver a Form W-9 (or other satisfactory evidence that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax), Lender shall not be obligated to deliver such forms but shall, promptly following such Law Change, but in any event prior to the time the next payment hereunder is due following such Law Change, advise Borrower in writing whether it is capable of receiving payments without any deduction or withholding of Loan Taxes. In the event of such Law Change, Borrower shall have the obligation to make Lender whole and to "gross-up" under paragraph 15(a) hereof, despite the failure by Lender to deliver such forms.

                  (d) If Lender receives a refund in respect of Loan Taxes paid by Borrower, it shall promptly pay such refund, together with any other amounts paid by Borrower pursuant to paragraph 15(a) hereof in connection with such refunded Loan Taxes, to Borrower; provided, however, that Borrower agrees to promptly return such refund to Lender if it receives notice from Lender that it is required to repay such refund. Nothing contained herein shall be construed to require Lender to seek any refund and Lender shall have no obligation to Borrower to do so.

                  (e) All amounts payable under this paragraph 15 shall constitute additional interest hereunder and shall be secured by the Deed of Trust and the other Loan Documents. The provisions of this paragraph 15 shall survive any payment or prepayment of the Loans and any foreclosure or satisfaction of the Deed of Trust.

                  16. Borrower represents that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to the Notes, the Deed of Trust and the other Loan Documents and that the Notes, the Deed of Trust and the other Loan Documents constitute valid and binding obligations of Borrower subject only to bankruptcy laws, general principals of equity, insolvency, reorganization, arrangement, moratorium, receivership or other similar laws relating to or affecting the rights of creditors.

                  17. All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Deed of Trust directed to the parties at their respective addresses as provided therein.

                  18. BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

                  19. (a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED

PURSUANT TO THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE, AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT CORPORATION TRUST COMPANY, 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011 AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                  20. Application of Payments. This Note, together with Substitute Promissory Note A-l is Note A referred to in the Deed of Trust. Unless otherwise expressly provided in this Note or elected by Lender, payments made by Borrower in respect of the principal and interest of the Loans shall be applied as follows:

                  (a) first, to accrued and unpaid interest due on this Note and Substitute Promissory Note A-1, pro rata, until the interest due thereon has been paid in full;

                  (b) second, to accrued and unpaid interest due on Substitute Promissory Note B-l and Substitute Promissory Note B-2, pro rata, until the interest due thereon has been paid in full;

                  (c) third, to the principal balance of this Note and Substitute Promissory Note A-l,pro rata, until the principal due thereon has been paid in full; and

                  (d) fourth, to the principal balance of Substitute Promissory Note B-l and Substitute Promissory Note B-2, pro rata, until the principal due thereon has been paid in full.

                  21. The principal amount of this Note shall be advanced to Borrower in two advances, an initial advance of $83,448,758.02 made by Lender to Borrower on the date hereof and a subsequent advance of the difference between the foregoing amount and the stated principal amount of this Note (the "SUBSEQUENT ADVANCE") to be made by Lender to Borrower on the Business Day immediately succeeding the date hereof (the "SUBSEQUENT ADVANCE DATE"). Provided that (i) no default hereunder or under the other Loan Documents has occurred and is continuing and (ii) Commonwealth Land Title Insurance Company (the "ESCROW AGENT"), the master escrow agent in connection with the initial public offering of the common stock of Maguire Properties, Inc. (the "MAGUIRE IPO") has entered into an escrow agreement with Lender agreeing to hold and disburse the Subsequent Advance in accordance with the terms hereof, Lender shall deposit the Subsequent Advance with the Escrow Agent by wire transfer by 11:00 a.m. on the Subsequent Advance Date and shall use commercially reasonable efforts do so by 11:00 a.m. New York time on such date. The Escrow Agent shall be authorized to release the Subsequent Advance to or at the direction of Borrower upon (a) confirmation by the Escrow Agent to Lender that Escrow Agent has received sufficient funds to close the Maguire IPO and pay all costs and expenses in connection therewith and all other authorizations that it requires to release such funds, and (b) authorization from Lender to Escrow Agent authorizing such release. In the event that the Escrow Agent has not been authorized to release the Subsequent Advance prior to 4:00 p.m. on the Subsequent Advance Date, the Escrow Agent shall return the Subsequent Advance to Lender and thereafter Borrower shall not have any right to receive any portion of the Subsequent Advance.

                  22. Borrower, and by its acceptance hereof, Lender, agrees that this Note is made by Borrower and accepted by Lender, pursuant to that certain Note Splitter Agreement, Modification of Loan Documents and Reaffirmation of Guaranty dated the date hereof, together with Substitute Promissory Note A-l, in substitution and replacement of that certain Deed of Trust Note A made by Borrower in favor of Lender in the original principal amount of $184,688,000.00, dated June 26, 2003 ("ORIGINAL NOTE"), on which Original Note there is now outstanding the aggregate principal amount of $184,688,000.00 and Borrower, and by its acceptance hereof, Lender, agrees that this Note, together with Substitute Promissory Note A-l, evidences the same indebtedness evidenced by the Original Note and does not create or evidence any new or additional indebtedness.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the day and year first above written.

                  BORROWER:

                  NORTH TOWER, LLC,
                  a Delaware limited liability company

                  By: North Tower Manager, LLC,
                      a Delaware limited liability company,
                      its Principal Manager

                      By: Maguire Partners-Bunker Hill, Ltd.,
                          a California limited partnership,
                          its Administrative Agent

                          By: Maguire Partners BGHS, LLC,
                              a California limited liability company,
                              its general partner

                              By: Maguire Partners SCS, Inc.,
                                  a California corporation,
                                  its manager

                                  By: /s/ Javier F. Bitar
                                      ----------------------------
                                      Name: Javier F. Bitar
                                      Title: Senior Vice President

                         SUBSTITUTE PROMISSORY NOTE B-l

$32,721,312.00                                                     June 26, 2003

                  1. For value received, NORTH TOWER, LLC, a Delaware limited liability company, having its principal place of business at 555 West Fifth Street, Suite 5000, Los Angeles, California 90013 ("Borrower"), promises to pay to the order of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("Lender"), at its principal office at 600 Steamboat Road, Greenwich, Connecticut 06830, or at such place as the holder hereof may from time to time designate in writing, the principal sum of Thirty-Two Million Seven Hundred Twenty-One Thousand Three Hundred Twelve and No/100 Dollars ($32,721,312.00), in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at a fixed rate per annum equal to 4.68% (the "Interest Rate").

                  2. Principal and interest under this Substitute Promissory Note B-l (this "NOTE") shall be paid by Borrower as follows:

                  A. A payment of interest only on the date hereof for the interest accrual period from the date hereof to and including June 30,2003;

                  B. Commencing on August 1, 2003 and on each Payment Date (as hereinafter defined) thereafter up to but excluding the Payment Date occurring on July 1, 2006, (the "AMORTIZATION DATE"), Borrower shall pay to Lender a monthly amount equal to interest only on the outstanding principal balance of this Note that accrued during the prior Collection Period (as defined in the Cash Management Agreement);

                  C. Commencing on the Amortization Date and on each Payment Date thereafter through and including the Maturity Date, Borrower shall pay to Lender a monthly amount of $169,311.97 (such amounts described in paragraph 2.B. and 2.C. of this Note, as applicable, are hereinafter the "MONTHLY PAYMENT AMOUNT"); and

                  D. The balance of the principal sum of this Note together with unpaid interest hereon shall be due and payable on the Maturity Date.

                  E. Interest on the principal sum of this Note shall be calculated on the basis of the actual number of days elapsed and a three hundred sixty (360) day year. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

                  3.       As used in this Note:

                  (a) The term "ANNUAL BUDGET" shall mean an annual budget submitted by Borrower to Lender in accordance with the terms of paragraph 10(d) herein.

                  (b) The term "APPROVED ANNUAL BUDGET" shall have the meaning set forth in paragraph 10(d) hereof.

                  (c) The term "ASSIGNMENT OF LEASES" shall mean that certain Assignment of Leases and Rents of even date herewith executed by Borrower in favor of Lender.

                  (d) The term "BUSINESS DAY" shall mean any day except a Saturday, Sunday or other day on which commercial banks are required or permitted by law to close in New York City.

                  (e) The term "CAPITAL EXPENDITURES" shall mean for any period, the amount expended for items capitalized under generally accepted accounting principles including expenditures for building improvements or major repairs, leasing commissions and tenant improvements.

                  (f) The term "CASH EXPENSES" shall mean for any period, the operating expenses for the Trust Property as set forth in an Approved Annual Budget to the extent that such expenses are actually incurred by Borrower minus payments into the Tax and Insurance Impound Fund and the Replacement/Leasing Escrow Fund.

                  (g) The term "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (h) The term "DEBT" shall mean the whole of the principal sum of the Notes, together with all interest accrued or due and unpaid thereon and all other sums due under the Loan Documents.

                  (i) The term "DEED OF TRUST" shall mean that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith in the aggregate amount of the Notes given by Borrower for the use and benefit of Lender covering the fee estate of certain premises as more particularly described therein.

                  (j) The term "DEFAULT RATE" shall mean, a rate per annum which is equal to the lesser of (i) the maximum rate permitted by applicable law, or (ii) five percent (5%) above the Interest Rate.

                  (k) The term "DEFEASANCE COLLATERAL" shall mean U.S. Obligations which provide payments (i) on or prior to, but as close as possible to, all Payment Dates under the Notes after the Defeasance Date and up to and including the Maturity Date, and (ii) in amounts equal to or greater than the Scheduled Defeasance Payments.

                  (1) The term "EXTRAORDINARY EXPENSE" shall mean an extraordinary operating expense or capital expense not set forth in the Approved Annual Budget or allotted for in the Replacement/Leasing Escrow Fund.

                  (m) The term "LOANS" shall mean those certain loans made by Lender to Borrower contemporaneously herewith as evidenced by the Notes and secured inter alia by the Deed of Trust.

                  (n) The term "LOAN DOCUMENTS" shall mean collectively the Notes, the Deed of Trust, the Assignment of Leases and any and all other documents securing, evidencing, or guaranteeing all or any portion of the Loans or otherwise executed and/or delivered in connection with the Notes and the Loans.

                  (o) The term "MATURITY DATE" shall mean August 1, 2010, provided that, in the event that the Loans are accelerated pursuant to the terms of this Note or the other Loan Documents, the Maturity Date shall be the date of such acceleration.

                  (p) The term "NET CAPITAL EXPENDITURES" shall mean for any period the amount by which Capital Expenditures during such period exceeds reimbursements for such items during such period from any fund established pursuant to the Loan Documents.

                  (q) The term "NOTE A" shall mean, collectively, Substitute Promissory Note A-l and Substitute Promissory Note A-2.

                  (r) The term "Notes" shall mean, collectively, this Note, Substitute Promissory Note B-2, Substitute Promissory Note A-l and Substitute Promissory Note A-2.

                  (s) The term "PAYMENT DATE" shall mean the first (1st) day of each calendar month during the term of this Note; provided, however that if the first (1st) day of any given month is not a Business Day, then amounts due on the Payment Date for such month shall be due on the immediately succeeding Business Day.

                  (t) The term "RELEASE DATE" shall mean the earlier to occur of (i) July 1, 2007 and (ii) the date that is two (2) years from the "startup day" (within the meaning of Section 860G(a)(9) of the Code) of the REMIC Trust established in connection with the last Securitization involving any portion of the Loans.

                  (u) The term "REMIC TRUST" shall mean a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code that holds this Note.

                  (v) The term "SCHEDULED DEFEASANCE PAYMENTS" shall mean the Monthly Payment Amount required under the Notes for all Payment Dates occurring after the Defeasance Date (including, on the Maturity Date, the remaining outstanding principal balance on the Notes as of the Maturity Date).

                  (w) The term "SUBSTITUTE PROMISSORY NOTE A-1" shall mean that certain Substitute Promissory Note A-l dated of even date herewith by Borrower in favor of Lender in the original principal amount of $92,528,688.00.

                  (x) The term "SUBSTITUTE PROMISSORY NOTE A-2" shall mean that certain Substitute Promissory Note A-2 dated of even date herewith by Borrower in favor of Lender in the original principal amount of $92,159,312.00.

                  (y) The term "SUBSTITUTE PROMISSORY NOTE B-2" shall mean that certain Substitute Promissory Note B-2 dated of even date herewith by Borrower in favor of Lender in the original principal amount of $32,590,688.00.

                  (z) The term "U.S. OBLIGATIONS" shall mean direct full faith and credit obligations of the United States of America that are not subject to prepayment, call or early redemption or such other obligations (designated by Borrower) of the United States of America or another Person that the Rating Agencies have confirmed, or shall confirm, in writing will not, in and of themselves, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any securitization of the Loans.

                  (aa) The term "YIELD MAINTENANCE PREMIUM" shall mean an amount which, when added to the outstanding principal amount of the Loans, would be sufficient to purchase U.S. Obligations which provide payments (a) on or prior to, but as close as possible to, all successive scheduled Payment Dates under the Notes arising from and after the date of determination of such Yield Maintenance Premium through the Maturity Date and (b) in amounts equal to the Monthly Payment Amount required under the Notes through the Maturity Date together with the outstanding principal balance of the Notes as of the Maturity Date assuming all such Monthly Payments are made (including any servicing costs associated therewith) in all cases without duplication among this Note, Substitute Promissory Note B-2, Substitute Promissory Note A-l and Substitute Promissory Note A-2. In no event shall the Yield Maintenance Premium be less than zero.

                  All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Deed of Trust.

                  4. The outstanding principal balance of this Note shall bear interest throughout the term of this Note at the Interest Rate as set forth herein.

                  5. (a) This Note shall mature on the Maturity Date, at which time the entire loan evidenced by this Note shall be due and payable.

                  (b) If any sum payable under this Note is not paid on or before the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray a portion of the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. If the day when any payment required under this Note is due is not a Business Day, then payment shall be due on the immediately succeeding Business Day.

                  6. The Debt or any portion thereof shall without notice become immediately due and payable at the option of Lender upon the happening of any Event of Default. In the event that it should become necessary to employ counsel to collect or enforce the Debt or to protect or foreclose the security therefor, Borrower also shall pay on demand all costs of collection incurred by Lender, including attorneys' fees and costs reasonably incurred for the services of counsel whether or not suit be brought.

                  7. Borrower does hereby agree that upon the occurrence and during the continuance of an Event of Default (including upon the failure of Borrower to pay the Debt in full on the Maturity Date), Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum and any other amounts due at the Default Rate.

                  8. This Note, together with Substitute Promissory Note B-2, Substitute Promissory Note A-l and Substitute Promissory Note A-2, is evidence of the Loans and of the obligation of the Borrower to repay the Loans in accordance with the terms thereof. This Note is secured inter alia by (i) the Deed of Trust, (ii) an Assignment of Leases, and (iii) the other Loan Documents.

                  9. (a) Borrower expressly waives any right to prepay the Loan, in whole or in part, except as hereinafter provided.

                  (b) Notwithstanding anything herein or in any other Loan Documents to the contrary, except if expressly required or permitted under any Loan Document (including as a result of any of the prepayment events specified in paragraph 4(f) of the Deed of Trust), Borrower may not voluntarily prepay the Loan, in whole or in part, prior to the Payment Date occurring in April, 2010 (the "LOCK OUT DATE"). From and after the Lock Out Date, Borrower shall have the right to prepay all or any portion of the Loan provided that Borrower gives Lender at least 15 days' prior written notice thereof. If any such prepayment is not made on a Payment Date, Borrower shall also pay interest that would have accrued on such prepaid amount to, but not including, the next Payment Date. Except during the continuance of an Event of Default, all proceeds of a voluntary prepayment of the Loan shall be applied by Lender as follows in the following order of priority: (i) First, to reasonable costs and expenses, including without limitation, reasonable attorneys' fees incurred in connection with the voluntary prepayment, (ii) Second, to accrued and unpaid interest due on Substitute Promissory Note A-l and Substitute Promissory Note A-2, pro rata, until the interest due thereon for Substitute Promissory Note A-l and Substitute Promissory Note A-2 has been paid in full; (iii) Third, to accrued and unpaid interest due on this Note and Substitute Promissory Note B-2, pro-rata, until the interest due thereon for this Note and Substitute Promissory Note B-2 has been paid in full; (iv) Fourth, to the principal balance of Substitute Promissory Note A-l and Substitute Promissory Note A-2, pro rata, (v) Fifth, to the principal balance of this Note and Substitute Promissory Note B-2, pro-rata; and (vi) Sixth, to any other amounts then due and owing under the Loan Documents. Any such prepayment shall be made without payment of the Yield Maintenance Premium.

                  (c) Provided no Event of Default shall be continuing, Borrower shall have the right on any Payment Date after the Release Date and prior to the Lock Out Date to voluntarily defease the entire principal amount of the Loans and obtain a release of the Lien of the Deed of Trust by providing Lender with the Defeasance Collateral (a "DEFEASANCE EVENT"), subject to the satisfaction of the following conditions precedent:

                           (i)      Borrower shall give Lender not less than
thirty (30) days prior written notice specifying a date (the "DEFEASANCE DATE") on which the Defeasance Event is to occur.

                           (ii)     Borrower shall pay to Lender (A) all
payments of principal (if any) and interest due on the Loans to and including the Defeasance Date and (B) all other sums, then due under the Notes, the Deed of Trust and the other Loan Documents;

                           (iii)    Borrower shall deposit the Defeasance
Collateral into the Defeasance Collateral Account and otherwise comply with the provisions of subsections (d) and (e) of this Paragraph 9;

                           (iv)     Borrower shall execute and deliver to Lender
a Security Agreement in respect of the Defeasance Collateral Account and the Defeasance Collateral;

                           (v)      Borrower shall deliver or cause to be
delivered to Lender an opinion or opinions of counsel for Borrower that is standard in commercial lending transactions and subject only to customary qualifications, assumptions and exceptions opining, among other things, that (i) Lender has a legal and valid perfected security interest in the Defeasance Collateral Account and the Defeasance Collateral, (ii) if a securitization has occurred, the REMIC Trust formed pursuant to such securitization will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of a Defeasance Event pursuant to this Paragraph 9, (iii) delivery of the Defeasance Collateral and the grant of a security interest therein to Lender shall not constitute an avoidable preference under Section 547 of the Bankruptcy Code or applicable state law (assuming the Debt is fully secured) and (iv) a non-consolidation opinion with respect to the Successor Borrower;

                           (vi)     Borrower shall deliver to Lender a letter
issued by each of the applicable Rating Agencies (as defined in the Cash Management Agreement) which confirms that the taking of the action referenced therein will not result in any qualification, withdrawal or downgrading of any existing ratings of securities created in a Securitization;

                           (vii)    Borrower shall deliver a certificate to
Lender which is signed by a senior executive officer of Borrower, or an entity that directly or indirectly controls the management of Borrower, certifying that the requirements set forth in this Paragraph 9 have been satisfied;

                           (viii)   Borrower shall deliver a letter of a "big
four" or other nationally recognized public accounting firm acceptable to Lender confirming that the Defeasance Collateral will generate monthly amounts equal to or greater than the Scheduled Defeasance Payments;

                           (ix)     Borrower shall deliver such other
certificates, opinions, documents and instruments as Lender may reasonably request; and

                           (x)      Borrower shall pay all reasonable costs and
expenses of Lender incurred in connection with the Defeasance Event, including Lender's reasonable attorneys' fees and expenses and Rating Agency fees and expenses.

                  (d) On or before the date on which Borrower delivers the Defeasance Collateral, Borrower shall open at any Eligible Institution (as defined in the Cash Management Agreement) the defeasance collateral account (the "DEFEASANCE COLLATERAL ACCOUNT") which shall at all times be an Eligible Account (as defined in the Cash Management Agreement). The Defeasance Collateral Account shall contain only (i) Defeasance Collateral, and (ii) cash from interest and principal paid on the Defeasance Collateral. AH cash from interest and principal payments paid on the Defeasance Collateral up to the Monthly Payment Amount shall be paid over to Lender on each Payment Date and applied to accrued and unpaid interest; provided that prior to any such Payment Date, all cash from interest and principal payments paid on the Defeasance Collateral may be invested in Permitted Investments selected by Borrower. Any cash from interest and principal paid on the Defeasance Collateral not needed to pay accrued and unpaid interest shall be retained in the Defeasance Collateral Account as additional collateral for the Loans and may be invested in Permitted Investments selected by Borrower. Borrower shall cause the Eligible Institution at which the Defeasance Collateral is deposited to enter into an agreement with Borrower and Lender, satisfactory to Lender in its sole discretion, pursuant to which such Eligible Institution shall agree to hold and distribute the Defeasance Collateral in accordance with this Note. The Successor Borrower shall be the owner of the Defeasance Collateral Account and shall report all income accrued on Defeasance Collateral for federal, state and local income tax purposes in its income tax return. Borrower shall prepay all cost and expenses associated with opening and maintaining the Defeasance Collateral Account. Lender shall not in any way be liable by reason of any insufficiency in the Defeasance Collateral Account.

                  (e) In connection with a Defeasance Event under this Paragraph 9, Borrower shall, if required by the Rating Agencies or if Borrower elects to do so, establish or designate a successor entity (the "SUCCESSOR BORROWER") which shall be a Special Purpose Bankruptcy Remote Entity and which shall be approved by the Rating Agencies. Any such Successor Borrower may, at Borrower's option, be an Affiliate of Borrower unless the Rating Agencies shall require otherwise. Borrower shall transfer and assign all obligations, rights and duties under and to the Notes, together with the Defeasance Collateral to such Successor Borrower. Such Successor Borrower shall assume the obligations under the Notes and the Security Agreement and Borrower shall be relieved of its obligations under such documents and the Loan Documents (except for any environmental indemnities or other obligations that survive repayment of the Loans). Borrower shall pay a minimum of $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Notes and the Security Agreement. Borrower shall pay all costs and expenses incurred by Lender, including Lender's reasonable attorney's fees and expenses, incurred in connection therewith.

                  (f) Mandatory prepayments made in connection with the application pursuant to the Deed of Trust of insurance proceeds or condemnation awards shall be paid in the amounts and at the times specified in the Deed of Trust, and, notwithstanding anything herein to the contrary, provided that no Event of Default has occurred and is continuing no Yield Maintenance Premium or other premium shall be due or payable in connection with any such mandatory prepayment whenever paid.

                  (g) Except as otherwise expressly provided in paragraph 9(f) hereof, the Yield Maintenance Premium shall be due, to the extent permitted by applicable law, under any and all circumstances where all or any portion of the Loans are paid prior to the Lock Out Date as a result of an involuntary prepayment or a voluntary prepayment, even if such prepayment results from Lender's exercise of its rights upon Borrower's default and acceleration of the Maturity Date (irrespective of whether foreclosure proceedings have been commenced), and shall be in addition to any other fees or sums due hereunder or under any of the other Loan Documents. THE YIELD MAINTENANCE PREMIUM REQUIRED BY THIS SUBPARAGRAPH 9 IS ACKNOWLEDGED BY BORROWER TO BE PARTIAL COMPENSATION TO LENDER FOR THE COST OF REINVESTING THE LOAN PROCEEDS AND FOR THE LOSS OF THE CONTRACTED RATE OF RETURN ON THE LOANS. FURTHERMORE, BORROWER ACKNOWLEDGES THAT THE LOSS THAT MAY BE SUSTAINED BY LENDER AS A RESULT OF SUCH PREPAYMENT BY BORROWER IS NOT SUSCEPTIBLE OF PRECISE CALCULATION AND THE YIELD MAINTENANCE PREMIUM REPRESENTS THE GOOD FAITH EFFORT OF BORROWER AND LENDER TO COMPENSATE LENDER FOR SUCH LOSS. EXCEPT AS EXPRESSLY PERMITTED IN THIS PARAGRAPH 9, BORROWER EXPRESSLY WAIVES ALL RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL

CODE SECTION 2954.10 (OR OTHERWISE) TO PREPAY THE LOANS PRIOR TO THE LOCK OUT DATE, IN WHOLE OR IN PART, WITHOUT PENALTY, WHETHER VOLUNTARILY OR UPON ACCELERATION OF THE MATURITY DATE OF THE LOAN, AND AGREES THAT IF, FOR ANY REASON A PREPAYMENT OF ALL OR ANY OF THE LOANS IS MADE PRIOR TO THE LOCK OUT DATE, WHETHER VOLUNTARILY OR UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THE LOANS BY LENDER ON ACCOUNT OF ANY DEFAULT BY BORROWER UNDER ANY LOAN DOCUMENT, THEN BORROWER SHALL BE OBLIGATED TO PAY, CONCURRENTLY THEREWITH, THE YIELD MAINTENANCE PREMIUM SPECIFIED ABOVE. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER DECLARES THAT LENDER'S AGREEMENT TO MAKE THE LOANS AT THE INTEREST RATE AND ON THE OTHER TERMS SET FORTH HEREIN CONSTITUTES ADEQUATE AND VALUABLE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY BORROWER, FOR THIS WAIVER AND AGREEMENT.

                                    __________________
                                    INITIALS

                  10. (a) Borrower, Lender and Maguire Properties, L.P., as manager, have entered into the Cash Management Agreement dated the date hereof. Borrower shall cause all Rents to be deposited in the Clearing Account (as defined in the Cash Management Agreement) pursuant to the Cash Management Agreement. All Rents deposited in the Cash Collateral Account (as defined in the Cash Management Agreement) shall be allocated to the sub-accounts established pursuant to, and as defined in, the Cash Management Agreement in the following order of priority:

                           (i)      First, to fund the Tax and Insurance Impound
Fund Subaccount (as defined in the Cash Management Agreement) until the amount on deposit therein is equal to the amount required to be deposited in the Tax and Insurance Impound Fund on the related Payment Date in accordance with the terms and conditions of the Deed of Trust;

                           (ii)     Second, to fond the Monthly Debt Service
Subaccount (as defined in the Cash Management Agreement) until the amount on deposit therein is equal to the Monthly Payment Amount and the Monthly Payment Amount under Substitute Promissory Note A-l, Substitute Promissory Note A-2 and Substitute Promissory Note B-2;

                           (iii)    Third, to fund the Monthly Debt Service
Subaccount with any other amounts due to the Lender under the Loan Documents not otherwise addressed by this paragraph 10;

                           (iv)     Fourth, in the event that (A) an NOI Trigger
Event has occurred and is then continuing and (B) the Leasing Escrow Fund Catch-Up Deposit is then fully on deposit in the Replacement/Leasing Escrow Fund Sub-account (as defined in the Cash Management Agreement), to fund the Replacement/Leasing Escrow Fund Subaccount until the amount on deposit therein is equal to the sum of the Monthly Replacement Escrow Amount and the Monthly Leasing Escrow Deposit on the related Payment Date in accordance with the terms and conditions of the Deed of Trust, but subject to paragraph 6(f) of the Deed of Trust, if applicable;

                           (v)      Fifth, to fund the Operating Expense
Subaccount (as defined in the Cash Management Agreement) until the amount on deposit therein is equal to the sum of (A) the Cash Expenses for the prior calendar month pursuant to the terms and conditions of the related Approved Annual Budget (as such Approved Annual Budget may be adjusted in accordance with paragraph 10(d) below), (B) any additional amount for Cash Expenses requested pursuant to and in accordance with Section 6(e) of the Cash Management Agreement and (C) any additional amount (if any) that, after taking into account funds deposited in the Operating Expense Subaccount pursuant to clauses (A) and (B) above, causes the amount on deposit in such Operating Expense Subaccount to equal the Operating Account Balance Floor (as defined in the Cash Management Agreement); provided, however, in no event shall any amounts be funded in the Operating Expense Subaccount pursuant to this clause (v) to the extent that such amounts represent any compensation due to an affiliated property manager in excess of $1,000,000 for the then existing calendar year;

                           (vi)     Sixth, to fund the Operating Expense
Subaccount with any Net Capital Expenditures for the prior calendar month pursuant to the terms and conditions of the related Approved Annual Budget;

                           (vii)    Seventh, to fund the Minimum Occupancy
Escrow Fund Subaccount until the amount on deposit therein is equal to the Monthly Minimum Occupancy Reserve Deposit on the related Payment Date in accordance with the terms and conditions of the Deed of Trust;

                           (viii)   Eighth, to fund the Operating Expense
Subaccount with any Extraordinary Expenses approved by Lender for the prior calendar month, if any (such Rents as remain after the application of Rents in accordance with items (i) through this item (viii), the "EXCESS CASH FLOW"):

                           (ix)     Ninth, all Excess Cash Flow to fund the
Replacement/Leasing Escrow Fund Sub-Account until all Additional Monthly Leasing Escrow Deposits required pursuant to the provisions of Section 6(f) of the Deed of Trust have been funded in accordance with the terms and conditions of the Deed of Trust;

                           (x)      Tenth, in the event that (A) an NOI Trigger
Event has occurred and is then continuing and (B) the Leasing Escrow Fund Catch-Up Deposit is not then fully on deposit in the Replacement/Leasing Escrow Fund Sub-account, to fund the Replacement/Leasing Escrow Fund Subaccount until the amount on deposit therein is equal to the amount required to fund the Leasing Escrow Fund Catch-Up Deposit on the related Payment Date in accordance with the terms and conditions of the Deed of Trust, but subject to paragraph 6(f) of the Deed of Trust, if applicable;

                           (xi)     Eleventh, to pay to the Junior Management
Fee Subaccount (as defined in the Cash Management Agreement) any compensation due to an affiliated property manager in excess of the amount permitted to be paid pursuant to clause (v) above; and

                           (xii)    Lastly, to pay to the Borrower Remainder
Subaccount (as defined in the Cash Management Agreement) any excess amounts.

                  (b) Nothing in this paragraph 10 shall limit, reduce or otherwise affect Borrower's obligations to make payments of the Monthly Payment Amount, payments to the Tax and Insurance Impound Fund, the Replacement/Leasing Escrow Fund and any other amounts due hereunder and under the other Loan Documents, whether or not Rents are available to make such payments.

                  (c)      Intentionally Omitted.

                  (d) Not later than each December 15 during the term of the Loans, Borrower shall submit to Lender a detailed budget (an "ANNUAL BUDGET") for the Trust Property covering the calendar year commencing on the following January 1, each of which budgets shall be subject to Lender's approval, not to be unreasonably withheld, (provided that Borrower shall have the option to submit to Lender a revised budget not later than June 30 of each year during the term of the Loans to adjust such budget on the basis of the actual results of Borrower to such point in such calendar year) (each such budget, when so approved, is referred to as an "APPROVED ANNUAL BUDGET"). Until such time that Lender approves a proposed Annual Budget, Borrower may operate under the most recently Approved Annual Budget (adjusted to reflect actual increases in real estate taxes, insurance premiums, utilities expenses, labor costs, interest and other fixed costs with respect to the ownership, operation and financing of the Trust Property).

                  11. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this paragraph (and the similar paragraph contained in the Deed of Trust) shall control every other covenant and agreement in the Notes and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Lender's exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note (without any resulting prepayment penalty or premium) and all other Debt and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

                  12. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words "LENDER" and "BORROWER" shall include their respective successors, assigns, heirs, executors and administrators. If Borrower consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

                  13. Except as provided in the Loan Documents, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and of acceleration. No release of any security for the Debt or any person liable for payment of the Debt, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Lender and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or party who may become liable under the Loan Documents for the payment of all or any part of the Debt.

                  14. The provisions of paragraph 57 of the Deed of Trust are hereby incorporated by reference as if fully set forth herein.

                  15. (a) Any and all payments by Borrower to Lender hereunder and under the other Loan Documents shall, provided that Lender complies with the requirements of paragraph 15(c) hereof, be made free and clear of, and without deduction for, any and all present or future taxes, levies, imposts, deductions, charges, withholdings or liabilities with respect thereto, except for the following, for which Borrower (and its direct or indirect members or other constituent members or partners) shall not be responsible: (i) taxes imposed on or measured by Lender's net income or net receipts; or (ii) franchise taxes imposed on Lender by the jurisdiction in which (A) Lender is organized,
(B) Lender is "doing business" (unless such determination of "doing business" is made solely as a result of Lender's interest in the Loans and the security therefor), or (C) Lender's applicable lending office is located (all such taxes, levies, imposts, deductions, charges or withholdings and liabilities (except those described in the foregoing clauses (i) and (ii)) being hereinafter referred to as "LOAN TAXES"). If Borrower shall be required by law to deduct or withhold any Loan Taxes from or in respect of any sum payable hereunder or under any other Loan Document, then (1) any such sum payable hereunder or under any other Loan Document shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this paragraph 15), Lender receives an amount equal to the sum it would have received had no such deductions or withholdings (including deductions applicable to additional sums payable under this paragraph
15) been made, (2) Borrower shall make such deductions or withholdings, and (3) Borrower shall pay the full amount deducted or withheld to the relevant taxing authority in accordance with applicable law. Borrower (but not its direct or indirect members or other constituent members or partners) will indemnify Lender for the full amount of any Loan Taxes (including, without limitation, any Loan Taxes (as well as taxes described in clauses (i) and (ii) of the second preceding sentence) imposed by any jurisdiction on any amounts payable under this paragraph 15) paid or payable by Lender and any liability (including, without limitation, penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Loan Taxes were correctly or legally asserted. A certificate as to the amount of such payment or liability delivered to Borrower by Lender shall be conclusive absent manifest error. The agreements and obligations of Borrower contained in this paragraph 15 shall survive the payment in full of principal and interest under this Note.

                  (b) Within thirty (30) days after the date of any payment of Loan Taxes withheld by Borrower in respect of any payment to Lender, Borrower will furnish to Lender the original or a certified copy of a receipt or other evidence satisfactory to Lender evidencing payment thereof.

                  (c) If Lender is a U.S. Person (other than the Lender originally named herein), Lender shall deliver to Borrower, upon request, a Form W-9 (unless it establishes to the reasonable satisfaction of Borrower that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax). If Lender is not a U.S. Person, Lender shall deliver to Borrower, upon request, (a) two duly completed and signed copies of either Internal Revenue Service Form W-8BEN (claiming an exemption from or a reduction in United States withholding tax under an applicable treaty) or its successor form or Form W-8ECI (claiming an exemption from United States withholding tax as effectively connected income) or its successor form and related applicable forms, as the case may be; or (b) in the case of a foreign Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and that cannot comply with the requirements of clause (a) above, (x) a statement to the effect that such Lender is eligible for a complete exemption from withholding of United States Taxes under Section 871(h) or 881(c) of the Code, and (y) two duly completed and signed copies of Internal Revenue Service Form W- 8BEN or successor and related applicable forms. If Lender is not a U.S. Person, Lender further undertakes to deliver to Borrower additional forms described in clause
(a) or (b) of the preceding sentence (or any successor forms) or other manner of certification, as the case may be, (A) on or before the date that any such form expires or becomes obsolete, (B) after the occurrence of any event requiring a change in the most recent form previously delivered by it to Borrower, and (C) such extensions or renewals thereof as may reasonably be requested by Borrower, certifying that Lender is entitled to receive payments hereunder without deduction or withholding of any Loan Taxes. However, in the event that any change in law, rule, regulation, treaty or directive, or in the interpretation or application thereof (a "LAW CHANGE"), has occurred prior to the date on which any delivery pursuant to the preceding sentence would otherwise be required which renders such form inapplicable, or which would prevent Lender from duly completing and delivering any such form, or if such Law Change results in Lender being unable to deliver a Form W-9 (or other satisfactory evidence that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax), Lender shall not be obligated to deliver such forms but shall, promptly following such Law Change, but in any event prior to the time the next payment hereunder is due following such Law Change, advise Borrower in writing whether it is capable of receiving payments without any deduction or withholding of Loan Taxes. In the event of such Law Change, Borrower shall have the obligation to make Lender whole and to "gross-up" under paragraph 15(a) hereof, despite the failure by Lender to deliver such forms.

                  (d) If Lender receives a refund in respect of Loan Taxes paid by Borrower, it shall promptly pay such refund, together with any other amounts paid by Borrower pursuant to paragraph 15(a) hereof in connection with such refunded Loan Taxes, to Borrower; provided, however, that Borrower agrees to promptly return such refund to Lender if it receives notice from Lender that it is required to repay such refund. Nothing contained herein shall be construed to require Lender to seek any refund and Lender shall have no obligation to Borrower to do so.

                  (e) All amounts payable under this paragraph 15 shall constitute additional interest hereunder and shall be secured by the Deed of Trust and the other Loan Documents. The provisions of this paragraph 15 shall survive any payment or prepayment of the Loans and any foreclosure or satisfaction of the Deed of Trust.

                  16. Borrower represents that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to the Notes, the Deed of Trust and the other Loan Documents and that the Notes, the Deed of Trust and the other Loan Documents constitute valid and binding obligations of Borrower subject only to bankruptcy laws, general principals of equity, insolvency, reorganization, arrangement, moratorium, receivership or other similar laws relating to or affecting the rights of creditors.

                  17. All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Deed of Trust directed to the parties at their respective addresses as provided therein.

                  18. BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

                  19. (a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED

STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT TO THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE, AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT CORPORATION TRUST COMPANY, 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011 AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                  20. Application of Payments. This Note together with Substitute Promissory Note B-2 is Note B referred to in the Deed of Trust. Unless otherwise expressly provided in this Note or elected by Lender, payments made by Borrower in respect of the principal and interest of the Loans shall be applied as follows:

                  (a) first, to accrued and unpaid interest due on Substitute Promissory Note A-l and Substitute Promissory Note A-2, pro rata, until the interest due thereon has been paid in full;

                  (b) second, to accrued and unpaid interest due on this Note and Substitute Promissory Note B-2, pro rata, until the interest due thereon has been paid in full;

                  (c) third, to the principal balance of Substitute Promissory Note A-l and Substitute Promissory Note A-2, pro rata, until the principal due thereon has been paid in full; and

                  (d) fourth, to the principal balance of this Note and Substitute Promissory Note B-2, pro rata, until the principal due thereon has been paid in full.

                  21. Borrower, and by its acceptance hereof, Lender, agrees that this Note is made by Borrower and accepted by Lender, pursuant to that certain Note Splitter Agreement, Modification of Loan Documents and Reaffirmation of Guaranty dated the date hereof, together with Substitute Promissory Note B-2, in substitution and replacement of that certain Deed of Trust Note B made by Borrower in favor of Lender in the original principal amount of $65,312,000.00, dated June 26, 2003 ("ORIGINAL NOTE"), on which Original Note there is now outstanding the aggregate principal amount of $65,312,000.00 and Borrower, and by its acceptance hereof, Lender, agrees that this Note, together with Substitute Promissory Note B-2, evidences the same indebtedness evidenced by the Original Note and does not create or evidence any new or additional indebtedness.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the day and year first above written.

                       BORROWER:

                       NORTH TOWER, LLC,
                       a Delaware limited liability company

                       By: North Tower Manager, LLC,
                           a Delaware limited liability company,
                           its Principal Manager

                           By: Maguire Partners-Bunker Hill, Ltd.,
                               a California limited partnership,
                               its Administrative Agent

                               By: Maguire Partners BGHS, LLC,
                                   a California limited liability company,
                                   its general partner

                                   By: Maguire Partners SSC, Inc.,
                                       a California corporation,
                                       its manager

                                       By: /s/ Javier F. Bitar
                                           -------------------
                                           Name: Javier F. Bitar
                                           Title: Senior Vice President

                         SUBSTITUTE PROMISSORY NOTE B-2

$32,590,688.00                                                     June 26, 2003

                  1. For value received, NORTH TOWER, LLC, a Delaware limited liability company, having its principal place of business at 555 West Fifth Street, Suite 5000, Los Angeles, California 90013 ("Borrower"), promises to pay to the order of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("Lender"), at its principal office at 600 Steamboat Road, Greenwich, Connecticut 06830, or at such place as the holder hereof may from time to time designate in writing, the principal sum of Thirty-Two Million Five Hundred Ninety Thousand Six Hundred Eighty-Eight and No/100 Dollars ($32,590,688.00), in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at a fixed rate per annum equal to 4.68% (the "Interest Rate").

                  2. Principal and interest under this Substitute Promissory Note B-2 (this "Note") shall be paid by Borrower as follows:

                  A. A payment of interest only on the date hereof for the interest accrual period from the date hereof to and including June 30,2003;

                  B. Commencing on August 1, 2003 and on each Payment Date (as hereinafter defined) thereafter up to but excluding the Payment Date occurring on July 1, 2006, (the "AMORTIZATION DATE"). Borrower shall pay to Lender a monthly amount equal to interest only on the outstanding principal balance of this Note that accrued during the prior Collection Period (as defined in the Cash Management Agreement);

                  C. Commencing on the Amortization Date and on each Payment Date thereafter through and including the Maturity Date, Borrower shall pay to Lender a monthly amount of $168,636.08 (such amounts described in paragraph 2.B. and 2.C. of this Note, as applicable, are hereinafter the "MONTHLY PAYMENT AMOUNT"); and

                  D. The balance of the principal sum of this Note together with unpaid interest hereon shall be due and payable on the Maturity Date.

                  E. Interest on the principal sum of this Note shall be calculated on the basis of the actual number of days elapsed and a three hundred sixty (360) day year. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

                  3.       As used in this Note:

                  (a) The term "ANNUAL BUDGET" shall mean an annual budget submitted by Borrower to Lender in accordance with the terms of paragraph 10(d) herein.

                  (b) The term "APPROVED ANNUAL BUDGET" shall have the meaning set forth in paragraph 10(d) hereof.

                  (c) The term "ASSIGNMENT OF LEASES" shall mean that certain Assignment of Leases and Rents of even date herewith executed by Borrower in favor of Lender.

                  (d) The term "BUSINESS DAY" shall mean any day except a Saturday, Sunday or other day on which commercial banks are required or permitted by law to close in New York City.

                  (e) The term "CAPITAL EXPENDITURES" shall mean for any period, the amount expended for items capitalized under generally accepted accounting principles including expenditures for building improvements or major repairs, leasing commissions and tenant improvements.

                  (f) The term "CASH EXPENSES" shall mean for any period, the operating expenses for the Trust Property as set forth in an Approved Annual Budget to the extent that such expenses are actually incurred by Borrower minus payments into the Tax and Insurance Impound Fund and the Replacement/Leasing Escrow Fund.

                  (g) The term "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (h) The term "DEBT" shall mean the whole of the principal sum of the Notes, together with all interest accrued or due and unpaid thereon and all other sums due under the Loan Documents.

                  (i) The term "DEED OF TRUST" shall mean that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith in the aggregate amount of the Notes given by Borrower for the use and benefit of Lender covering the fee estate of certain premises as more particularly described therein.

                  (j) The term "DEFAULT RATE" shall mean, a rate per annum which is equal to the lesser of (i) the maximum rate permitted by applicable law, or (ii) five percent (5%) above the Interest Rate.

                  (k) The term "DEFEASANCE COLLATERAL" shall mean U.S. Obligations which provide payments (i) on or prior to, but as close as possible to, all Payment Dates under the Notes after the Defeasance Date and up to and including the Maturity Date, and (ii) in amounts equal to or greater than the Scheduled Defeasance Payments.

                  (l) The term "EXTRAORDINARY EXPENSE" shall mean an extraordinary operating expense or capital expense not set forth in the Approved Annual Budget or allotted for in the Replacement/Leasing Escrow Fund.

                  (m) The term "LOANS" shall mean those certain loans made by Lender to Borrower contemporaneously herewith as evidenced by the Notes and secured inter alia by the Deed of Trust.

                  (n) The term "LOAN DOCUMENTS" shall mean collectively the Notes, the Deed of Trust, the Assignment of Leases and any and all other documents securing, evidencing, or guaranteeing all or any portion of the Loans or otherwise executed and/or delivered in connection with the Notes and the Loans.

                  (o) The term "MATURITY DATE" shall mean August 1, 2010, provided that, in the event that the Loans are accelerated pursuant to the terms of this Note or the other Loan Documents, the Maturity Date shall be the date of such acceleration.

                  (p) The term "NET CAPITAL EXPENDITURES" shall mean for any period the amount by which Capital Expenditures during such period exceeds reimbursements for such items during such period from any fund established pursuant to the Loan Documents.

                  (q) The term "NOTE A" shall mean, collectively, Substitute Promissory Note A-1 and Substitute Promissory Note A-2.

                  (r) The term "NOTES" shall mean, collectively, this Note, Substitute Promissory Note B-l, Substitute Promissory Note A-l and Substitute Promissory Note A-2.

                  (s) The term "PAYMENT DATE" shall mean the first (1st) day of each calendar month during the term of this Note; provided, however that if the first (1st) day of any given month is not a Business Day, then amounts due on the Payment Date for such month shall be due on the immediately succeeding Business Day.

                  (t) The term "RELEASE DATE" shall mean the earlier to occur of (i) July 1, 2007 and (ii) the date that is two (2) years from the "startup day" (within the meaning of Section 860G(a)(9) of the Code) of the REMIC Trust established in connection with the last Securitization involving any portion of the Loans.

                  (u) The term "REMIC TRUST" shall mean a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code that holds this Note.

                  (v) The term "SCHEDULED DEFEASANCE PAYMENTS" shall mean the Monthly Payment .Amount required under the Notes for all Payment Dates occurring after the Defeasance Date (including, on the Maturity Date, the remaining outstanding principal balance on the Notes as of the Maturity Date).

                  (w) The term "SUBSTITUTE PROMISSORY NOTE A-1" shall mean that certain Substitute Promissory Note A-l dated of even date herewith by Borrower in favor of Lender in the original principal amount of $92,528,688.00.

                  (x) The term "SUBSTITUTE PROMISSORY NOTE A-2" shall mean that certain Substitute Promissory Note A-2 dated of even date herewith by Borrower in favor of Lender in the original principal amount of $92,159,312.00.

                  (y) The term "SUBSTITUTE PROMISSORY NOTE B-1" shall mean that certain Substitute Promissory Note B-l dated of even date herewith by Borrower in favor of Lender in the original principal amount of $32,721,312.00.

                  (z) The term "U.S. OBLIGATIONS" shall mean direct full faith and credit obligations of the United States of America that are not subject to prepayment, call or early redemption or such other obligations (designated by Borrower) of the United States of America or another Person that the Rating Agencies have confirmed, or shall confirm, in writing will not, in and of themselves, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any securitization of the Loans.

                  (aa) The term "YIELD MAINTENANCE PREMIUM" shall mean an amount which, when added to the outstanding principal amount of the Loans, would be sufficient to purchase U.S. Obligations which provide payments (a) on or prior to, but as close as possible to, all successive scheduled Payment Dates under the Notes arising from and after the date of determination of such Yield Maintenance Premium through the Maturity Date and (b) in amounts equal to the Monthly Payment Amount required under the Notes through the Maturity Date together with the outstanding principal balance of the Notes as of the Maturity Date assuming all such Monthly Payments are made (including any servicing costs associated therewith) in all cases without duplication among this Note, Substitute Promissory Note B-1, Substitute Promissory Note A-l and Substitute Promissory Note A-2. In no event shall the Yield Maintenance Premium be less than zero.

                  All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Deed of Trust.

                  4. The outstanding principal balance of this Note shall bear interest throughout the term of this Note at the Interest Rate as set forth herein.

                  5. (a) This Note shall mature on the Maturity Date, at which time the entire loan evidenced by this Note shall be due and payable.

                  (b) If any sum payable under this Note is not paid on or before the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray a portion of the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. If the day when any payment required under this Note is due is not a Business Day, then payment shall be due on the immediately succeeding Business Day.

                  6. The Debt or any portion thereof shall without notice become immediately due and payable at the option of Lender upon the happening of any Event of Default. In the event that it should become necessary to employ counsel to collect or enforce the Debt or to protect or foreclose the security therefor, Borrower also shall pay on demand all costs of collection incurred by Lender, including attorneys' fees and costs reasonably incurred for the services of counsel whether or not suit be brought.

                  7. Borrower does hereby agree that upon the occurrence and during the continuance of an Event of Default (including upon the failure of Borrower to pay the Debt in full on the Maturity Date), Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum and any other amounts due at the Default Rate.

                  8.       This Note, together with Substitute Promissory
Note B-1, Substitute Promissory Note A-l and Substitute Promissory Note A-2, is evidence of the Loans and of the obligation of the Borrower to repay the Loans in accordance with the terms thereof. This Note is secured inter alia by (i) the Deed of Trust, (ii) an Assignment of Leases, and (iii) the other Loan Documents.

                  9. (a) Borrower expressly waives any right to prepay the Loan, in whole or in part, except as hereinafter provided.

                  (b) Notwithstanding anything herein or in any other Loan Documents to the contrary, except if expressly required or permitted under any Loan Document (including as a result of any of the prepayment events specified in paragraph 4(f) of the Deed of Trust), Borrower may not voluntarily prepay the Loan, in whole or in part, prior to the Payment Date occurring in April, 2010 (the "LOCK OUT DATE"). From and after the Lock Out Date, Borrower shall have the right to prepay all or any portion of the Loan provided that Borrower gives Lender at least 15 days' prior written notice thereof. If any such prepayment is not made on a Payment Date, Borrower shall also pay interest that would have accrued on such prepaid amount to, but not including, the next Payment Date. Except during the continuance of an Event of Default, all proceeds of a voluntary prepayment of the Loan shall be applied by Lender as follows in the following order of priority: (i) First, to reasonable costs and expenses, including without limitation, reasonable attorneys' fees incurred in connection with the voluntary prepayment, (ii) Second, to accrued and unpaid interest due on Substitute Promissory Note A-l and Substitute Promissory Note A-2, pro rata, until the interest due thereon for Note A has been paid in full; (iii) Third, to accrued and unpaid interest due on this Note and Substitute Promissory Note B-l, pro rata, until the interest due thereon for this Note and Substitute Promissory Note B-l has been paid in full; (iv) Fourth, to the principal balance of Substitute Promissory Note A-l and Substitute Promissory Note A-2, pro rata; (v) Fifth, to the principal balance of this Note and Substitute Promissory Note B-l, pro rata; and (vi) Sixth, to any other amounts then due and owing under the Loan Documents. Any such prepayment shall be made without payment of the Yield Maintenance Premium.

                  (c) Provided no Event of Default shall be continuing, Borrower shall have the right on any Payment Date after the Release Date and prior to the Lock Out Date to voluntarily defease the entire principal amount of the Loans and obtain a release of the Lien of the Deed of Trust by providing Lender with the Defeasance Collateral (a "DEFEASANCE EVENT"), subject to the satisfaction of the following conditions precedent:

                           (i)      Borrower shall give Lender not less than
thirty (30) days prior written notice specifying a date (the "DEFEASANCE DATE") on which the Defeasance Event is to occur.

                           (ii)     Borrower shall pay to Lender (A) all
payments of principal (if any) and interest due on the Loans to and including the Defeasance Date and (B) all other sums, then due under the Notes, the Deed of Trust and the other Loan Documents;

                           (iii)    Borrower shall deposit the Defeasance
Collateral into the Defeasance Collateral Account and otherwise comply with the provisions of subsections (d) and (e) of this Paragraph 9;

                           (iv)     Borrower shall execute and deliver to Lender
a Security Agreement in respect of the Defeasance Collateral Account and the Defeasance Collateral;

                           (v)      Borrower shall deliver or cause to be
delivered to Lender an opinion or opinions of counsel for Borrower that is standard in commercial lending transactions and subject only to customary qualifications, assumptions and exceptions opining, among other things, that (i) Lender has a legal and valid perfected security interest in the Defeasance Collateral Account and the Defeasance Collateral, (ii) if a securitization has occurred, the REMIC Trust formed pursuant to such securitization will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of a Defeasance Event pursuant to this Paragraph 9, (iii) delivery of the Defeasance Collateral and the grant of a security interest therein to Lender shall not constitute an avoidable preference under Section 547 of the Bankruptcy Code or applicable state law (assuming the Debt is fully secured) and (iv) a non-consolidation opinion with respect to the Successor Borrower;

                           (vi)     Borrower shall deliver to Lender a letter
issued by each of the applicable Rating Agencies (as defined in the Cash Management Agreement) which confirms that the taking of the action referenced therein will not result in any qualification, withdrawal or downgrading of any existing ratings of securities created in a Securitization;

                           (vii)    Borrower shall deliver a certificate to
Lender which is signed by a senior executive officer of Borrower, or an entity that directly or indirectly controls the management of Borrower, certifying that the requirements set forth in this Paragraph 9 have been satisfied;

                           (viii)   Borrower shall deliver a letter of a "big
four" or other nationally recognized public accounting firm acceptable to Lender confirming that the Defeasance Collateral will generate monthly amounts equal to or greater than the Scheduled Defeasance Payments;

                           (ix)     Borrower shall deliver such other
certificates, opinions, documents and instruments as Lender may reasonably request; and

                           (x)      Borrower shall pay all reasonable costs and
expenses of Lender incurred in connection with the Defeasance Event, including Lender's reasonable attorneys' fees and expenses and Rating Agency fees and expenses.

                  (d) On or before the date on which Borrower delivers the Defeasance Collateral, Borrower shall open at any Eligible Institution (as defined in the Cash Management Agreement) the defeasance collateral account (the "DEFEASANCE COLLATERAL ACCOUNT") which shall at all times be an Eligible Account (as defined in the Cash Management Agreement). The Defeasance Collateral Account shall contain only (i) Defeasance Collateral, and (ii) cash from interest and principal paid on the Defeasance Collateral. All cash from interest and principal payments paid on the Defeasance Collateral up to the Monthly Payment Amount shall be paid over to Lender on each Payment Date and applied to accrued and unpaid interest; provided that prior to any such Payment Date, all cash from interest and principal payments paid on the Defeasance Collateral may be invested in Permitted Investments selected by Borrower. Any cash from interest and principal paid on the Defeasance Collateral not needed to pay accrued and unpaid interest shall be retained in the Defeasance Collateral Account as additional collateral for the Loans and may be invested in Permitted Investments selected by Borrower. Borrower shall cause the Eligible Institution at which the Defeasance Collateral is deposited to enter into an agreement with Borrower and Lender, satisfactory to Lender in its sole discretion, pursuant to which such Eligible Institution shall agree to hold and distribute the Defeasance Collateral in accordance with this Note. The Successor Borrower shall be the owner of the Defeasance Collateral Account and shall report all income accrued on Defeasance Collateral for federal, state and local income tax purposes in its income tax return. Borrower shall prepay all cost and expenses associated with opening and maintaining the Defeasance Collateral Account. Lender shall not in any way be liable by reason of any insufficiency in the Defeasance Collateral Account.

                  (e) In connection with a Defeasance Event under this Paragraph 9, Borrower shall, if required by the Rating Agencies or if Borrower elects to do so, establish or designate a successor entity (the "SUCCESSOR BORROWER") which shall be a Special Purpose Bankruptcy Remote Entity and which shall be approved by the Rating Agencies. Any such Successor Borrower may, at Borrower's option, be an Affiliate of Borrower unless the Rating Agencies shall require otherwise. Borrower shall transfer and assign all obligations, rights and duties under and to the Notes, together with the Defeasance Collateral to such Successor Borrower. Such Successor Borrower shall assume the obligations under the Notes and the Security Agreement and Borrower shall be relieved of its obligations under such documents and the Loan Documents (except for any environmental indemnities or other obligations that survive repayment of the Loans). Borrower shall pay a minimum of $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Notes and the Security Agreement. Borrower shall pay all costs and expenses incurred by Lender, including Lender's reasonable attorney's fees and expenses, incurred in connection therewith.

                  (f) Mandatory prepayments made in connection with the application pursuant to the Deed of Trust of insurance proceeds or condemnation awards shall be paid in the amounts and at the times specified in the Deed of Trust, and, notwithstanding anything herein to the contrary, provided that no Event of Default has occurred and is continuing no Yield Maintenance Premium or other premium shall be due or payable in connection with any such mandatory prepayment whenever paid.

                  (g) Except as otherwise expressly provided in paragraph 9(f) hereof, the Yield Maintenance Premium shall be due, to the extent permitted by applicable law, under any and all circumstances where all or any portion of the Loans are paid prior to the Lock Out Date as a result of an involuntary prepayment or a voluntary prepayment, even if such prepayment results from Lender's exercise of its rights upon Borrower's default and acceleration of the Maturity Date (irrespective of whether foreclosure proceedings have been commenced), and shall be in addition to any other fees or sums due hereunder or under any of the other Loan Documents. THE YIELD MAINTENANCE PREMIUM REQUIRED BY THIS SUBPARAGRAPH 9 IS ACKNOWLEDGED BY BORROWER TO BE PARTIAL COMPENSATION TO LENDER FOR THE COST OF REINVESTING THE LOAN PROCEEDS AND FOR THE LOSS OF THE CONTRACTED RATE OF RETURN ON THE LOANS. FURTHERMORE, BORROWER ACKNOWLEDGES THAT THE LOSS THAT MAY BE SUSTAINED BY LENDER AS A RESULT OF SUCH PREPAYMENT BY BORROWER IS NOT SUSCEPTIBLE OF PRECISE CALCULATION AND THE YIELD MAINTENANCE PREMIUM REPRESENTS THE GOOD FAITH EFFORT OF BORROWER AND LENDER TO COMPENSATE LENDER FOR SUCH LOSS. EXCEPT AS EXPRESSLY PERMITTED IN THIS PARAGRAPH 9, BORROWER EXPRESSLY WAIVES ALL RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE
SECTION 2954.10 (OR OTHERWISE) TO PREPAY THE LOANS PRIOR TO THE LOCK OUT DATE, IN WHOLE OR IN PART, WITHOUT PENALTY, WHETHER

VOLUNTARILY OR UPON ACCELERATION OF THE MATURITY DATE OF THE LOAN, AND AGREES THAT IF, FOR ANY REASON A PREPAYMENT OF ALL OR ANY OF THE LOANS IS MADE PRIOR TO THE LOCK OUT DATE, WHETHER VOLUNTARILY OR UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THE LOANS BY LENDER ON ACCOUNT OF ANY DEFAULT BY BORROWER UNDER ANY LOAN DOCUMENT, THEN BORROWER SHALL BE OBLIGATED TO PAY, CONCURRENTLY THEREWITH, THE YIELD MAINTENANCE PREMIUM SPECIFIED ABOVE. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER DECLARES THAT LENDER'S AGREEMENT TO MAKE THE LOANS AT THE INTEREST RATE AND ON THE OTHER TERMS SET FORTH HEREIN CONSTITUTES ADEQUATE AND VALUABLE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY BORROWER, FOR THIS WAIVER AND AGREEMENT.

                                    ___________
                                    INITIALS

                  10. (a) Borrower, Lender and Maguire Properties, L.P., as manager, have entered into the Cash Management Agreement dated the date hereof. Borrower shall cause all Rents to be deposited in the Clearing Account (as defined in the Cash Management Agreement) pursuant to the Cash Management Agreement. All Rents deposited in the Cash Collateral Account (as defined in the Cash Management Agreement) shall be allocated to the sub-accounts established pursuant to, and as defined in, the Cash Management Agreement in the following order of priority:

                           (i)      First, to fund the Tax and Insurance Impound
Fund Subaccount (as defined in the Cash Management Agreement) until the amount on deposit therein is equal to the amount required to be deposited in the Tax and Insurance Impound Fund on the related Payment Date in accordance with the terms and conditions of the Deed of Trust;

                           (ii)     Second, to fund the Monthly Debt Service
Subaccount (as defined in the Cash Management Agreement) until the amount on deposit therein is equal to the Monthly Payment Amount and the Monthly Payment Amount under Substitute Promissory Note A-l, Substitute Promissory Note A-2 and Substitute Promissory Note B-l;

                           (iii)    Third, to fund the Monthly Debt Service
Subaccount with any other amounts due to the Lender under the Loan Documents not otherwise addressed by this paragraph 10;

                           (iv)     Fourth, in the event that (A) an NOI Trigger
Event has occurred and is then continuing and (B) the Leasing Escrow Fund Catch-Up Deposit is then fully on deposit in the Replacement/Leasing Escrow Fund Sub-account (as defined in the Cash Management Agreement), to fund the Replacement/Leasing Escrow Fund Subaccount until the amount on deposit therein is equal to the sum of the Monthly Replacement Escrow Amount and the Monthly Leasing Escrow Deposit on the related Payment Date in accordance with the terms and conditions of the Deed of Trust, but subject to paragraph 6(f) of the Deed of Trust, if applicable;

                           (v)      Fifth, to fund the Operating Expense
Subaccount (as defined in the Cash Management Agreement) until the amount on deposit therein is equal to the sum of (A) the Cash Expenses for the prior calendar month pursuant to the terms and conditions of the related Approved Annual Budget (as such Approved Annual Budget may be adjusted in accordance with paragraph 10(d) below), (B) any additional amount for Cash Expenses requested pursuant to and in accordance with Section 6(e) of the Cash Management Agreement and (C) any additional amount (if any) that, after taking into account funds deposited in the Operating Expense Subaccount pursuant to clauses (A) and (B) above, causes the amount on deposit in such Operating Expense Subaccount to equal the Operating Account Balance Floor (as defined in the Cash Management Agreement); provided, however, in no event shall any amounts be funded in the Operating Expense Subaccount pursuant to this clause (v) to the extent that such amounts represent any compensation due to an affiliated property manager in excess of $1,000,000 for the then existing calendar year;

                           (vi)     Sixth, to fund the Operating Expense
Subaccount with any Net Capital Expenditures for the prior calendar month pursuant to the terms and conditions of the related Approved Annual Budget;

                           (vii)    Seventh, to fund the Minimum Occupancy
Escrow Fund Subaccount until the amount on deposit therein is equal to the Monthly Minimum Occupancy Reserve Deposit on the related Payment Date in accordance with the terms and conditions of the Deed of Trust;

                           (viii)   Eighth, to fund the Operating Expense
Subaccount with any Extraordinary Expenses approved by Lender for the prior calendar month, if any (such Rents as remain after the application of Rents in accordance with items (i) through this item (viii), the "EXCESS CASH FLOW");

                           (ix)     Ninth, all Excess Cash Flow to fund the
Replacement/Leasing Escrow Fund Sub-Account until all Additional Monthly Leasing Escrow Deposits required pursuant to the provisions of Section 6(f) of the Deed of Trust have been funded in accordance with the terms and conditions of the Deed of Trust;

                           (x)      Tenth, in the event that (A) an NOI Trigger
Event has occurred and is then continuing and (B) the Leasing Escrow Fund Catch-Up Deposit is not then fully on deposit in the Replacement/Leasing Escrow Fund Sub-account, to fund the Replacement/Leasing Escrow Fund Subaccount until the amount on deposit therein is equal to the amount required to fund the Leasing Escrow Fund Catch-Up Deposit on the related Payment Date in accordance with the terms and conditions of the Deed of Trust, but subject to paragraph 6(f) of the Deed of Trust, if applicable;

                           (xi)     Eleventh, to pay to the Junior Management
Fee Subaccount (as defined in the Cash Management Agreement) any compensation due to an affiliated property manager in excess of the amount permitted to be paid pursuant to clause (v) above; and

                           (xii)    Lastly, to pay to the Borrower Remainder
Subaccount (as defined in the Cash Management Agreement) any excess amounts.

                  (b) Nothing in this paragraph 10 shall limit, reduce or otherwise affect Borrower's obligations to make payments of the Monthly Payment Amount, payments to the Tax and Insurance Impound Fund, the Replacement/Leasing Escrow Fund and any other amounts due hereunder and under the other Loan Documents, whether or not Rents are available to make such payments.

                  (c)      Intentionally Omitted.

                  (d) Not later than each December 15 during the term of the Loans, Borrower shall submit to Lender a detailed budget (an "ANNUAL BUDGET") for the Trust Property covering the calendar year commencing on the following January 1, each of which budgets shall be subject to Lender's approval, not to be unreasonably withheld, (provided that Borrower shall have the option to submit to Lender a revised budget not later than June 30 of each year during the term of the Loans to adjust such budget on the basis of the actual results of Borrower to such point in such calendar year) (each such budget, when so approved, is referred to as an "APPROVED ANNUAL BUDGET"). Until such time that Lender approves a proposed Annual Budget, Borrower may operate under the most recently Approved Annual Budget (adjusted to reflect actual increases in real estate taxes, insurance premiums, utilities expenses, labor costs, interest and other fixed costs with respect to the ownership, operation and financing of the Trust Property).

                  11. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this paragraph (and the similar paragraph contained in the Deed of Trust) shall control every other covenant and agreement in the Notes and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Lender's exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note (without any resulting prepayment penalty or premium) and all other Debt and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

                  12. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words "LENDER" and "BORROWER" shall include their respective successors, assigns, heirs, executors and administrators. If Borrower consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

                  13. Except as provided in the Loan Documents, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and of acceleration. No release of any security for the Debt or any person liable for payment of the Debt, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Lender and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or party who may become liable under the Loan Documents for the payment of all or any part of the Debt.

                  14. The provisions of paragraph 57 of the Deed of Trust are hereby incorporated by reference as if fully set forth herein.

                  15. (a) Any and all payments by Borrower to Lender hereunder and under the other Loan Documents shall, provided that Lender complies with the requirements of paragraph 15(c) hereof, be made free and clear of, and without deduction for, any and all present or future taxes, levies, imposts, deductions, charges, withholdings or liabilities with respect thereto, except for the following, for which Borrower (and its direct or indirect members or other constituent members or partners) shall not be responsible: (i) taxes imposed on or measured by Lender's net income or net receipts; or (ii) franchise taxes imposed on Lender by the jurisdiction in which (A) Lender is organized,
(B) Lender is "doing business" (unless such determination of "doing business" is made solely as a result of Lender's interest in the Loans and the security therefor), or (C) Lender's applicable lending office is located (all such taxes, levies, imposts, deductions, charges or withholdings and liabilities (except those described in the foregoing clauses (i) and (ii)) being hereinafter referred to as "LOAN TAXES"). If Borrower shall be required by law to deduct or withhold any Loan Taxes from or in respect of any sum payable hereunder or under any other Loan Document, then (1) any such sum payable hereunder or under any other Loan Document shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this paragraph 15), Lender receives an amount equal to the sum it would have received had no such deductions or withholdings (including deductions applicable to additional sums payable under this paragraph
15) been made, (2) Borrower shall make such deductions or withholdings, and (3) Borrower shall pay the full amount deducted or withheld to the relevant taxing authority in accordance with applicable law. Borrower (but not its direct or indirect members or other constituent members or partners) will indemnify Lender for the full amount of any Loan Taxes (including, without limitation, any Loan Taxes (as well as taxes described in clauses (i) and (ii) of the second preceding sentence) imposed by any jurisdiction on any amounts payable under this paragraph 15) paid or payable by Lender and any liability (including, without limitation, penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Loan Taxes were correctly or legally asserted. A certificate as to the amount of such payment or liability delivered to Borrower by Lender shall be conclusive absent manifest error. The agreements and obligations of Borrower contained in this paragraph 15 shall survive the payment in full of principal and interest under this Note.

                  (b) Within thirty (30) days after the date of any payment of Loan Taxes withheld by Borrower in respect of any payment to Lender, Borrower will furnish to Lender the original or a certified copy of a receipt or other evidence satisfactory to Lender evidencing payment thereof.

                  (c) If Lender is a U.S. Person (other than the Lender originally named herein), Lender shall deliver to Borrower, upon request, a Form W-9 (unless it establishes to the reasonable satisfaction of Borrower that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax). If Lender is not a U.S. Person, Lender shall deliver to Borrower, upon request, (a) two duly completed and signed copies of either Internal Revenue Service Form W-8BEN (claiming an exemption from or a reduction in United States withholding tax under an applicable treaty) or its successor form or Form W-8ECI (claiming an exemption from United States withholding tax as effectively connected income) or its successor form and related applicable forms, as the case may be; or (b) in the case of a foreign Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and that cannot comply with the requirements of clause (a) above, (x) a statement to the effect that such Lender is eligible for a complete exemption from withholding of United States Taxes under Section 871(h) or 881(c) of the Code, and (y) two duly completed and signed copies of Internal Revenue Service Form W- 8BEN or successor and related applicable forms. If Lender is not a U.S. Person, Lender further undertakes to deliver to Borrower additional forms described in clause
(a) or (b) of the preceding sentence (or any successor forms) or other manner of certification, as the case may be, (A) on or before the date that any such form expires or becomes obsolete, (B) after the occurrence of any event requiring a change in the most recent form previously delivered by it to Borrower, and (C) such extensions or renewals thereof as may reasonably be requested by Borrower, certifying that Lender is entitled to receive payments hereunder without deduction or withholding of any Loan Taxes. However, in the event that any change in law, rule, regulation, treaty or directive, or in the interpretation or application thereof (a "LAW CHANGE"), has occurred prior to the date on which any delivery pursuant to the preceding sentence would otherwise be required which renders such form inapplicable, or which would prevent Lender from duly completing and delivering any such form, or if such Law Change results in Lender being unable to deliver a Form W-9 (or other satisfactory evidence that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax), Lender shall not be obligated to deliver such forms but shall, promptly following such Law Change, but in any event prior to the time the next payment hereunder is due following such Law Change, advise Borrower in writing whether it is capable of receiving payments without any deduction or withholding of Loan Taxes. In the event of such Law Change, Borrower shall have the obligation to make Lender whole and to "gross-up" under paragraph 15(a) hereof, despite the failure by Lender to deliver such forms.

                  (d) If Lender receives a refund in respect of Loan Taxes paid by Borrower, it shall promptly pay such refund, together with any other amounts paid by Borrower pursuant to paragraph 15(a) hereof in connection with such refunded Loan Taxes, to Borrower; provided, however, that Borrower agrees to promptly return such refund to Lender if it receives notice from Lender that it is required to repay such refund. Nothing contained herein shall be construed to require Lender to seek any refund and Lender shall have no obligation to Borrower to do so.

                  (e) All amounts payable under this paragraph 15 shall constitute additional interest hereunder and shall be secured by the Deed of Trust and the other Loan Documents. The provisions of this paragraph 15 shall survive any payment or prepayment of the Loans and any foreclosure or satisfaction of the Deed of Trust.

                  16. Borrower represents that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to the Notes, the Deed of Trust and the other Loan Documents and that the Notes, the Deed of Trust and the other Loan Documents constitute valid and binding obligations of Borrower subject only to bankruptcy laws, general principals of equity, insolvency, reorganization, arrangement, moratorium, receivership or other similar laws relating to or affecting the rights of creditors.

                  17. All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Deed of Trust directed to the parties at their respective addresses as provided therein.

                  18. BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

                  19. (a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY

INTERESTS CREATED PURSUANT TO THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE, AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT CORPORATION TRUST COMPANY, 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011 AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                  20. Application of Payments. This Note together with Substitute Promissory Note B-1 is Note B referred to in the Deed of Trust. Unless otherwise expressly provided in this Note or elected by Lender, payments made by Borrower in respect of the principal and interest of the Loans shall be applied as follows:

                  (a) first, to accrued and unpaid interest due on Substitute Promissory Note A-1 and Substitute Promissory Note A-2, pro rata, until the interest due thereon has been paid in full;

                  (b) second, to accrued and unpaid interest due on this Note and Substitute Promissory Note B-1, pro rata, until the interest due thereon has been paid in full;

                  (c) third, to the principal balance of Substitute Promissory Note A-1 and Substitute Promissory Note A-2, pro rata, until the principal due thereon has been paid in full; and

                  (d) fourth, to the principal balance of this Note and Substitute Promissory Note B-1,pro rata, until the principal due thereon has been paid in full.

                  21. Borrower, and by its acceptance hereof, Lender, agrees that this Note is made by Borrower and accepted by Lender, pursuant to that certain Note Splitter Agreement, Modification of Loan Documents and Reaffirmation of Guaranty dated the date hereof, together with Substitute Promissory Note B-1, in substitution and replacement of that certain Deed of Trust Note B made by Borrower in favor of Lender in the original principal amount of $65,312,000.00, dated June 26, 2003 ("ORIGINAL NOTE"), on which Original Note there is now outstanding the aggregate principal amount of $65,312,000.00 and Borrower, and by its acceptance hereof, Lender, agrees that this Note, together with Substitute Promissory Note B-1, evidences the same indebtedness evidenced by the Original Note and does not create or evidence any new or additional indebtedness.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the day and year first above written.

                       BORROWER:

                       NORTH TOWER, LLC,
                       a Delaware limited liability company

                       By: North Tower Manager, LLC,
                           a Delaware limited liability company,
                           its Principal Manager

                           By: Maguire Partners-Bunker Hill, Ltd.,
                               a California limited partnership,
                               its Administrative Agent

                               By: Maguire Partners BGHS, LLC,
                                   a California limited liability company,
                                   its general partner

                                   By: Maguire Partners SCS, Inc.,
                                       a California corporation
                                       its manager

                                       By: /s/ Javier F. Bitar
                                           -------------------
                                           Name: Javier F. Bitar
                                           Title: Senior Vice President